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A Message From The President
---------------------------------------------

                                                               December 15, 1998

Dear Shareholder:
    Just over two years ago, in November 1996, SunAmerica Asset Management introduced Style Select Series, a family of style-specific, multi-managed mutual funds. Each Style Select Series portfolio is designed to provide you with the same approach used by many of today's largest and most successful institutional investors, an advantage you simply cannot get by investing in traditional mutual funds.
    According to independent mutual fund ratings analyst Morningstar, "style-based investing is an extremely useful tool, providing investors with a clear and intuitively appealing way to negotiate the mutual-fund playing field. It allows for a better understanding of a fund's actual investment strategy and helps investors build portfolios of funds that are geared to their personal risk/return preferences."*
    In October 1997, we added four new Style Select Series portfolios and on June 8, 1998, we launched our ninth portfolio of the Style Select Series, the Focus Portfolio.
    On the following pages, one Adviser from each of the nine Style Select Series portfolios discusses the management of their portion of the Portfolio over the past fiscal year and their investment outlook for 1999. You will also find a complete financial summary and a listing of holdings for each portfolio.
    Clearly, this has been a year of exciting opportunities for SunAmerica as we expanded our Style Select Series and enhanced our ability to assist you and financial consultants using the asset allocation process. But even more exciting are the opportunities for portfolio consistency, investment style integrity, mutual fund clarification, and the potential added value that the Style Select Series offers our investors in what has been and will no doubt continue to be an increasingly complex and volatile investment environment.
    We thank you for being a part of the success of the Style Select Series. We value your confidence in us and look forward to serving your investment needs in the future.

Sincerely,

 [/S/ PETER A. HARBECK]

Peter A. Harbeck
President

* "Style-Based Investing Using the Morningstar Style Box," Jon Hale, Equity-Fund Analyst, Morningstar Funds.
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NICK WHITRIDGE
PORTFOLIO MANAGER

             [LOGO]

LARGE-CAP VALUE PORTFOLIO

Q: HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST FISCAL YEAR?
A: Our approach is to concentrate purchases in a group of investment grade companies that we believe have fallen out of favor with investors at the time of purchase, as a result of disappointments that will prove to be temporary. Such companies tend to have low expectations built into their prices. More specifically, we look for companies with market prices that are low relative to earnings, assets and dividends. We also look for companies with near-term earnings growth potential.

    We are relative value, bottom-up, stock selecting managers who believe that market timing cannot consistently add value. We keep our portfolio fully invested and we keep a focused number of forty holdings equally weighted through rebalancing. Rebalancing is a risk control as well as a mechanism to reduce average costs. New stocks are purchased only if a vacancy has been created in the portfolio by selling an existing holding, in turn creating low turnover. Our aim is to own a stock not just from its move from undervalued to fair value, but rather to take advantage of its momentum and own it until it reaches full value and its relative price strength wanes. The loss of relative price strength in a fully valued stock is our signal to sell a successful investment.

    This past fiscal year, investors favored a growth style of investing over a value style. The "Asian flu" appeared in the last quarter of 1997 and was later feared to spread to Latin America; the "Russian contagion" rocked financial markets in July; and Japan, once the anchor of Far East economies, continued to deny the severe structural problems in its banking system. As the fabric of international trade and financing showed further signs of fraying and unraveling, hedge fund exposures and a likely slowdown in U.S. corporate earnings and economic growth were added to investor concerns. All of this led to a preference for big growth companies without regard to valuation considerations.

    The historically successful and disciplined process of selecting value stocks and managing value portfolios at David L. Babson remained unchanged through the turmoil in the stock market. Those economic sectors in which we saw value throughout most of the fiscal year were hurt more in the summer's downturn than the average stock. Still, we continued to believe that the historical extreme in market narrowness -- i.e. the best performance coming from a small number of stocks -- that had been reached was unsustainable and would reverse, providing above average performance for large cap value managers in general and our portfolio in particular.

Q: WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?
A: For some time, we have had overweightings in the consumer cyclical sector (Sears, J.C. Penny, K-Mart, The Limited, Reebok) and the basic materials sector (Willamette, Weyerhaeuser, Potlatch). These sectors lagged and thus negatively impacted portfolio performance in the second calendar quarter, when the equity markets declined. We believe that the wisdom of staying true to our disciplined
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strategy proved itself when each and every one of the worst-performing names of the previous quarter produced double-digit positive returns for the month of October.

    Apple Computer and Texas Utilities were particularly strong stocks through the third quarter and for the fiscal year. Apple Computer returned to profitability, introduced two very successful new products, and stepped up its marketing efforts with a new advertising campaign. Texas Utilities withstood the market volatility better than most. With an above-average yield, no emerging markets exposure, and relatively certain earnings growth for 1998, this company -- along with other utility stocks -- provided a comparatively safe haven for equity investors.

    The portfolio as a whole continues to have attractive valuation characteristics. As of October 31, 1998, the average price/earnings ratio (based on estimated earnings for 1998 for the companies in the portfolio) was only 15.7, as compared with 21.8 for the S&P 500 Index. The average price-to-book value of the portfolio's companies was 2.0, compared to 3.8 for the S&P 500 Index.

Q: WHAT IS YOUR INVESTMENT OUTLOOK FOR 1999?
A: Our investment outlook is more of the same -- volatility. We do not see any major catalyst for a dramatic shift upward or downward in valuation in the immediate future. At the same time, we do believe that the schism in valuations between the low yielding big companies and the higher yielding not quite so big companies has become so wide that a change may not be too far off.

    Either way, we have not changed the way we manage our value-oriented portfolios for more than fourteen years and we have no plans to change it, regardless of fluctuating market conditions. We are not market timers, because we do not believe our skill lies in our ability to outguess the market. As relative, rather than absolute, value managers, we are always able to find companies that are undervalued relative to other stocks.
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HERBERT GULLQUIST AND EILEEN ALEXANDERSON
PORTFOLIO TEAM MANAGERS

              [LOGO]

SMALL-CAP VALUE PORTFOLIO

Q: HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST FISCAL YEAR?
A: Our investment philosophy is to create value through bottom-up stock selection. We seek companies that are inexpensively priced, yet fundamentally solid and financially productive. Our strategy is to look deeper than price-to-earnings multiples and earnings projections by analyzing financial productivity and the long-term sustainability of returns on both fundamental and quantitative bases.

    The fiscal period was a difficult one for small cap value investors. Anxiety over the impact of the global financial crisis led to a flight to quality -- i.e. to large caps -- which disproportionately resulted in small, less liquid stocks falling faster than larger ones. The credit crunch that began after the Russian devaluation and default further hurt small-cap stocks. While the S&P 500 Index fell by 19% from peak to trough in calendar year 1998, the Russell 2000 Index plunged 37%, sinking to a 27-month low on October 8, 1998. But by the end of the month, the small stock benchmark had surged over 20% from its low, bringing its year-to-date loss to only 12.8%. The rally's roots can be attributed primarily to the Federal Reserve Board's interest rate cuts, perceived cheap valuations, decent earnings prospects for smaller companies, and seasonal investor buying patterns. Markets also reacted positively to higher than anticipated U.S. GDP growth for the third calendar quarter. While our portfolio outpaced the Index for the month of October, it lagged for the fiscal year.

Q: WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?
A: For the year, underperformance of the technology and healthcare sectors, overweighting in the producer manufacturing sector, and a rally led by the more growth-oriented sectors all negatively impacted portfolio performance. On the other hand, our sector and stock positioning overall defended well during the declines in July and August. The portfolio also benefited from strong stock selection in the commercial services, process industries and consumer discretionary sectors, the latter led by Ann Taylor. Pier 1 Imports benefited from a strong U.S. housing market and lower production costs due to weak Asian currencies.

    We stayed true to our discipline throughout. We believe this proved to be the wise strategy, as technology stocks, including Flextronics and Lattice Semiconductor, were among our best performers during the October rally amid easing pricing pressures and robust demand in Europe. Economically sensitive stocks like Omniquip International and Crane Co. outperformed in October as fears of global recession subsided slightly. Three of our process industries also performed well -- Schulman Industries, Ferro Corp., and Wausau-Mosinee Paper. Still, Perrigo Co., a healthcare company, Gibson Greetings and several of our services holdings, including Bowne & Co. and Budget Group, underperformed.

    We added Elder-Beerman, an attractively valued company that operates apparel, accessories, and home furnishings retail stores. We also added Felcor Trust, a REIT that has acquired in excess of 70
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hotel properties, including Sheraton, Embassy Suites and Hilton. And we added
H.B. Fuller, the leading U.S. manufacturer of hot-melt adhesives.

Q: WHAT IS YOUR INVESTMENT OUTLOOK FOR 1999?
A: On October 27th, THE WALL STREET JOURNAL announced the end of the bear market for U.S. small-cap stocks, noting that the Russell 2000 Index had regained almost 20% of its value and the NASDAQ Composite Index had recovered nearly 22% since the small-cap trough on October 8th. There are good reasons to believe that the positive recent performance in the small-cap arena may presage the start of a long-awaited recovery. Among them are record low valuations, strong relative earnings growth, falling interest rates, an easing credit crunch and heightened insider buying and share repurchase among small-cap companies.

    To give some specifics, as of October 31, 1998, small-cap companies were trading at 82% of the S&P 500 Index's price/earnings ratio and at 52% of its price/book ratio -- a situation unprecedented since the inception of the Russell 2000 Index in 1979. These are compelling relative valuations and we believe that intrinsic value will soon begin to work as its own catalyst. At the same time, small caps tend to be less exposed to weakening foreign economies, and therefore, were able to maintain stronger earnings growth rates than their large cap brethren over the fiscal year.

    The Federal Reserve Board's two rate cuts toward the end of the fiscal period, which came in part in response to the growing credit crunch, should bolster the Russell 2000 even more vigorously than they do the S&P 500. Historically, small cap stocks tend to outperform following a Fed rate reduction. Plus, the credit crunch itself appears to be easing somewhat, which should also help small-cap stocks substantially.

    In another promising sign for small-cap investors, the perceived glut of small cap shares is being eliminated by high levels of share buybacks and by a drop in the number of initial public offerings. Furthermore, recent studies indicate that insider buying has jumped dramatically lately, with the majority of it in the last fiscal quarter coming from small companies. Heightened insider buying is usually a sign the experts believe their own company's stock is undervalued.

    Finally, while U.S. small-caps can underperform for long periods, they have outperformed large cap stocks since 1926 by an average of 1.3% annually. Small-caps also tend to rebound with gusto after downturns -- on four occasions since 1979 when the Russell 2000 declined by more than 10% in a month, it recovered strongly and outperformed the S&P 500.

    No question, there are obstacles to a full small-cap recovery, and while it is far from certain that small-caps may be starting a recovery, it is looking more promising today than it has in many months. If the Fed instigates further interest rate cuts, which the market appears to be anticipating (a third rate cut was made on November 17th after the close of the fiscal period), small-caps may have an even sounder basis for their current rebound. We believe our value discipline will continue to work over the long term through exploitation of market inefficiencies and by applying vigorous company analysis.
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CHRISTOPHER C. DAVIS
PORTFOLIO MANAGER

         [LOGO]

VALUE PORTFOLIO

Q: HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST FISCAL YEAR?
A: Our value-oriented investment style entails bottom-up and top-down disciplines concurrently. That is, while investments are chosen on a company-by-company basis, we also attempt to identify broad macroeconomic trends that may affect the long-term growth potential of different sectors or industries. Our strategy is to focus on high quality, well-managed, mid- and large-capitalization companies with strong potential for long-term growth and to adhere to a rigorous price discipline that pays careful attention to the valuations and earnings multiples of every company we own or consider for investment. We believe in patient, long-term investment practices and are wary of investment fads. Rather, we concentrate on the underlying economic and business fundamentals of each investment. We further believe that managing risk is key to delivering superior long-term investment results. So, before we consider how much we might earn on a new investment, we always consider how much we might lose.

    This past fiscal year, large-cap value stocks trailed their growth counterparts. Thus, our investment style was not in favor with the market during much of this period. Our portfolio underperformed the S&P 500 Index for two primary reasons. First, the market was led by high multiple issues like Microsoft, Lucent Technologies and Dell Computer. Our price discipline and wariness of high-risk/high-P/E stocks generally would not allow us to invest in these companies; they were too pricey to be considered for inclusion in our portfolio. Second, our exposure to discounted segments of the market, such as oil services companies, weakened our competitive performance. The performance of these oil services companies was hurt by the combined effects of a warm 1997-98 winter, falling oil prices and diminished demand from Asian countries due to the lingering financial and liquidity crises in that region. However, we remain confident both in our investment style and in our ability to outperform the market and our peers over longer time horizons.

Q: WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?
A: Financial services has been the most important investment theme in our portfolio during the past fiscal year and represents almost half of the portfolio's assets. We believe this industry is benefiting from a long secular growth trend fueled by increased consumer demand from "baby boomers" entering their peak saving and investment years. Several of our top positions -- Citicorp, Travelers Group, Wells Fargo, General Re., and BankAmerica -- announced colossal merger deals this past year. Interestingly, these mergers did not command significant premiums on Wall Street, yet we believe that they will ultimately enhance each corporation's long-term competitiveness and earnings growth. In fact, such price weakness enabled us to continue accumulating shares of these positions at attractive P/E multiples.
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Firms with strong global presence, such as Morgan Stanley Dean Witter and
American Express, were impacted by financial crises abroad, but we maintained or even increased our positions in these stocks because, in our opinion, they still have strong potential for long-term growth.

    Technology stocks are the second most important component of our portfolio. We believe businesses are increasingly and irreversibly dependent on technology in virtually every aspect -- communications, networking, research, accounting, operations, system integration, and more. Performance was divergent among the sub-industries of this sector. Telecommunication and software companies posted stronger returns through June 1998 and then declined in the third calendar quarter on fears that capital spending on information technology might slow during the coming year; semiconductor companies underperformed for most of the year. We tend to focus on larger brand-name technology companies with diversified products and revenue streams, such as IBM and Hewlett Packard, since we believe these companies possess important scale advantages and diverse revenue streams that help them stay competitive in up markets and survive the down markets. In fact, these companies did fare better in the third calendar quarter decline. We also added to our position in Texas Instruments, which currently controls the greater share of the burgeoning market for Digital Signal Processors. In our opinion, these computer chips will be increasingly used in all levels of communications, household appliances and machinery in the next few years.

    As for oil services companies, we recently pared and consolidated our allocation to these stocks. We have chosen to keep positions in only the highest quality companies in this sector, such as Halliburton, as we believe they stand to recover more quickly than their peers. Despite the market's short-term uncertainty, our long-term outlook for this sector remains intact. We still believe oil services stocks are poised for long-term growth due to technological advances that reduce finding and extraction costs for exploration and production and may thus improve operating margins in the future.

Q: WHAT IS YOUR INVESTMENT OUTLOOK FOR 1999?
A: While we vigilantly strive to understand how economic conditions will impact the businesses in which we invest, as long-term investors we do not attempt to forecast or capitalize on short-term movements in global markets or economies. We intend to keep our portfolio fully invested in healthy, high quality companies that we believe will have the greatest opportunity for long-term growth.

    We also remain steadfast to our investment philosophy and discipline. Although our performance trailed the S&P 500 Index for the fiscal year, we will not change our style. Our experience has shown that our investment process is historically successful in outperforming the Index over longer time horizons.
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STEPHEN W. BOESEL
PORTFOLIO MANAGER

       [LOGO]

LARGE-CAP BLEND PORTFOLIO

Q: HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST FISCAL YEAR?
A: Our goal in this portfolio is to seek long-term growth of capital and a reasonable level of current income through both value and growth approaches -- the "blend" style. We focus on common stocks of large companies believed to have earnings adequate to support a growing dividend and with a growth rate expected to exceed that of common stocks in general. We are primarily interested in stocks with above average yield, a history of dividend increases over the course of the business cycle, and attractive valuations that suggest the stock is temporarily undervalued by the market.

    Our approach is designed to be relatively conservative. We take a measured, patient approach, entering an issue slowly and not selling until a suitable replacement is found. This results in a comparatively low turnover rate. We also remain sensitive to dividend yields and price multiples, which helps limit portfolio volatility.

    This strategy was particularly critical this past fiscal year, given the tremendous volatility of the equity market. For example, the large cap sector of the equity market appreciated significantly from the beginning of the Portfolio's fiscal year through the first half of 1998, as the familiar mix of solid economic growth, low inflation, and stable interest rates encouraged investors. Growth stocks decisively outperformed cyclicals and value stocks during these months. Then, mounting concern over the effects of ongoing financial problems in the Far East, exacerbated by the collapse of the Russian economy in July, finally brought the bull market to a halt.

    U.S. stocks fell sharply over the summer, with the broad market recording its worst quarter in eight years (as measured by the S&P 500 Index). Even during the widespread sell-off though, investors continued to prefer large-cap blue chips to small- and mid-cap stocks. As a result, the Russell 2000 Index fell about 20% as compared to about a 10% decline for the S&P 500. After lagging for much of the stock market's extended rise, income-oriented stocks then generally outperformed their growth counterparts, boosted partially by a dramatic decline in bond yields.

    Due to its emphasis on value stocks, we consider our portion of the portfolio to be more conservative than the typical growth and income portfolio. This more conservative nature makes it difficult for our portfolio, then, to keep pace during strong market advances. From July through October, though, when the bull market stalled, our performance was somewhat better than that of the overall market and our category average. Throughout the fiscal year, we provided solid returns, which is precisely why the Large-Cap Blend Portfolio may be considered an "all-weather" investment option.
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Q: WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?
A: Performance benefited overall from our emphasis on yield-oriented stocks and from our generally defensive strategy. During the first part of the fiscal year, we primarily invested in companies in sectors that lagged the market's advance. These new holdings include Amerada Hess, Norfolk Southern, and Browning-Ferris. In contrast, virtually all major sales through the middle of 1998 were holdings in highly favored sectors. These investments -- SmithKline Beecham, Warner-Lambert and Pfizer in the pharmaceutical area and Wells Fargo in the surging financial sector -- each boosted the portfolio's performance.

    After the market decline, we made few changes to the portfolio, essentially adding to the areas that lagged during the market's prior surge, particularly utilities, energy, and real estate investment trusts (REITs). This strategy paid off with strong relative returns. The best-performing sector in the portfolio was utilities, which composed over 13% of our portion of the portfolio's assets. Electric utilities were the stars, but some telephone stocks also did well. In addition, the pharmaceutical sector, which accounts for about 6% of assets, bucked the downtrend to a considerable degree. Energy stocks -- specifically, integrated petroleum companies such as Amoco and Unocal -- gained modestly and the portfolio's 6% exposure helped performance.

Q: WHAT IS YOUR INVESTMENT OUTLOOK FOR 1999?
A: We believe that while repercussions from global economic problems are being felt in the U.S. economy, the ultimate impact will not be clear for some time. Such uncertainty is likely to result in continued volatility in the U.S. equity markets. Additionally, we do not expect either corporate earnings or economic growth in the U.S. to pick up significantly until well into 1999.

    The market's volatility does provide opportunities, however, and we are seeking to take advantage of stocks that meet our investment criteria. We further expect today's increasingly risk-averse equity investors to favor the kinds of stocks we typically emphasize, which, in turn, may benefit the portfolio's relative performance in coming months.
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MARC PINTO
PORTFOLIO MANAGER

        [LOGO]

LARGE-CAP GROWTH PORTFOLIO

Q: HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST FISCAL YEAR?
A: In seeking long-term growth of capital, Janus managers employ a bottom-up investment strategy. We remain sensitive to macro-economic factors and cultural trends, but we select investments on a company-by-company basis. Furthermore, as growth investors, we believe that stock prices behave in direct correlation with company earnings. Consequently, our research team builds detailed financial models in an effort to predict a company's future earnings. We examine a company's financials, but we augment this quantitative data with hands-on research. We look for companies who are the leaders in their industry and whom we believe we will feel comfortable owning for the long term. Often, we meet with management, suppliers, competitors, and customers in an effort to achieve a clearer understanding of the company. Our management team believes that the more we understand a company, the more accurately we can predict its future profitability.

    Given this management style, the developments in the macro-environment -- which were certainly notable in this last fiscal year -- do not impact our investment decisions as much as they would a manager employing a top-down approach. We closely monitored the Asian slowdown, which injected a great deal of fear into the equity marketplace, as investors grew concerned over the impact it would have on domestic corporations that derived a meaningful percentage of their revenues from Asia. This concern was magnified by the potential negative impact the Asian contagion might have on the U.S. economy as a whole. On September 29th and then again on October 15th, the Federal Reserve Board lowered short-term interest rates in an effort to dampen the effects of the emerging market slowdown on the domestic economy. Lower interest rates are typically good for equities, and, as interest rates fell, stocks did rally.

    Still, regardless of how the broader economy or the equity markets overall are behaving, we strive to identify those companies that are growing their earnings. In other words, we only consider the macro-economic picture in so far as it impacts the earnings of individual stocks.

    For the twelve months ending October 31, 1998, this bottom-up growth investment style served our investors well. As uncertainty grew in the marketplace, investors fled to companies with highly predictable, yet growing, earnings. These are the types of companies that our rigorous analysis seeks to uncover. Further, as evidence surfaced that the economic slowdown in Asia might impact domestic corporate earnings, the market transformed from one in which "the high tide lifted all boats" (as we had been experiencing for quite some time) to more of a stockpicker's marketplace -- precisely our specialty.
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Q: WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?
A: Specifically, the portfolio benefited from its positions in the technology sector, including Dell Computer and Microsoft, and in the pharmaceuticals sector, including Pfizer and Warner-Lambert. In each of these cases, these stocks' outperformance was attributable to healthy earnings growth. Our technology holdings benefited from our whole society's increasing dependence on computers as well as the growing acceptance of the Internet as both a valid information repository and an alternative entertainment medium. Our pharmaceutical companies benefited from prolific research and development pipelines, an aging population, and an increasingly sensitive and efficient FDA. The result is an expanding market with an increasing need for a great number of products, which are hitting the market faster than ever. Additionally, many HMOs are appreciating the cost-effectiveness of drug therapy versus alternative methods such as surgery. Pfizer recently launched the hugely successful Viagra, and Warner-Lambert launched Lipitor, an anti-cholesterol drug -- both examples of drugs that targeted huge markets.

    Our cable holdings also performed well. The reason is that many cable companies are currently in the final stage of an infrastructure upgrade, which when completed, will substantially decrease capital expenditures. Moreover, many cable providers are expanding their range of services to offer telephony, Internet access, and high speed data transfer. We believe this combination of cost-cutting and increased revenues portends a potential explosion in free cash flow. Portfolio names in this sector include Comcast, Time Warner, and MediaOne.

    On the other hand, our positions in oil services stocks, such as Schlumberger, performed poorly after oil prices plummeted. As this suggested a decrease in potential for earnings growth, we sold our holdings in this sector. We also decreased our positions in financial stocks, due to limited predictability of the sector's earnings. This limited predictability resulted from the sector's hesitancy to disclose the magnitude of their losses attributable to the Russian debacle. Some of the banks' losses resulted from their proprietary Russian debt positions, while others resulted from loans to hedge funds with substantial Russian exposure. Toward the end of the period, these stocks did recover some of the ground they had given up in earlier months.

Q: WHAT IS YOUR INVESTMENT OUTLOOK FOR 1999?
A: We expect the equity markets to remain quite volatile, primarily because of ongoing uncertainty in the emerging markets (i.e. Brazil and the Pacific Rim) and their potential impact on the U.S., including fears of slower corporate earnings growth and a possible recession. We are concerned that the Brazilian austerity package will not stabilize its currency, the real, and that the Japanese bank reform package will neither stabilize that nation's banking system nor ignite its economy. However, one positive result of these fears is potentially lower interest rates. Lower interest rates historically create a positive backdrop for those equities that can demonstrate powerful earnings growth. To these ends, we will continue to try to identify those companies showing the greatest promise for above-average growth.
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FRANK V. WISNESKI
PORTFOLIO MANAGER

     [LOGO]

MID-CAP GROWTH PORTFOLIO

Q: HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST FISCAL YEAR?
A: We've been managing our portion of the Portfolio since May 1, 1998, and so our discussion is from that point through the end of the fiscal year on October 31, 1998. That said, we strive to maintain a consistent investment approach in every type of market environment. In short, our approach seeks to provide returns above those of the Wilshire Mid Cap 750 Index and the S&P 400 Midcap Growth Index over the long term. Our style is designed to add value through bottom-up security selection and industry weighting decisions, based, in turn, on independent, bottom-up, fundamental research.

    Our security selection process focuses first on identifying industry niches that offer high secular growth prospects and attractive market dynamics. We then identify the most attractive companies within the targeted industry groups through bottom-up research and valuation disciplines. We review a company's fundamentals -- growth, profitability, financial quality, and appreciation potential. We develop earnings forecast models and price targets to evaluate investment attractiveness over a time horizon of 1 to 3 years. We make sure we are invested in each of the ten broad sectors to maintain portfolio diversification.

    Our focus on investing in a diversified portfolio of high quality companies with predictable, consistent earnings patterns served us well in a market environment that rewarded higher quality companies. The six months we've been managing a portion of the Mid-Cap Growth Portfolio have been a tumultuous period for U.S. equities in general and even more so for mid-cap companies. Equity markets peaked in mid-July, followed by a disastrous August, followed by a very strong rebound in September and October. Importantly, with few exceptions, our companies were able to deliver on solid earnings growth, and we had limited exposure to the trouble spots around the world.

Q: WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?
A: Our relative performance benefited from several factors, including strong stock selection and industry exposures. For example, due to our growth bias, the portfolio was helped by its minimal weighting in energy. The energy sector was the worst performer during this period, primarily due to soft prices and a lack of demand in Southeast Asia. On the other hand, performance was negatively impacted by our underweighting in utilities, which proved to be something of a safe haven during this volatile period. Our growth bias also led us to significant exposures to the information technology, industrial and commercial, finance and health care sectors.

    Strong stock selection particularly helped us in the technology and health care sectors. Two prime examples are Genzyme, a diversified biotechnology company, and Covance, a contract research organization specializing in conducting clinical and pre-clinical trials for major pharmaceutical companies. We

                                                                              13
                                                        STYLE SELECT SERIES LOGO
subsequently took some profits in these two names. Other stocks that did well were the business services companies in the industrial and commercial sector. These include United Rentals, which rents equipment, and G&K Services, which rents uniforms. Stocks that were disappointing for fundamental reasons were West Marine and Landry's Seafood, both of which have been eliminated from the portfolio.

Q: WHAT IS YOUR INVESTMENT OUTLOOK FOR 1999?
A: We remain cautious about 1999. While many of the market averages retraced most of their summer's decline by early November, earnings growth for the coming year still remains uncertain. We believe that the Asian contagion may have finally been arrested and that some signs of life are beginning to emerge in countries and industries most impacted, such as semiconductors. Still, much of the economic damage that has been done on the international front will take time to work out.

    In the U.S., we have begun to see some signs of a slowdown, and many companies have guided analysts' estimates down for 1999. Some companies have already initiated layoffs, and in our opinion, more will come. On the other hand, we see positive signs -- inflation remains benign, the Federal Reserve Board continues to show a willingness to cut interest rates, and consumer spending remains healthy.

    Given this outlook, we intend to continue to focus our portion of the Mid-Cap Growth Portfolio on companies with strong, predictable earnings growth and high quality balance sheets. Using careful stock selection and prudent sector diversification, we will continue to seek strong performance in the upcoming challenging environment.

14
STYLE SELECT SERIES LOGO

DONNA CALDER
PORTFOLIO MANAGER

           [LOGO]

AGGRESSIVE GROWTH PORTFOLIO

Q: HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST FISCAL YEAR?
A: Our style is to use a combination of a top-down and bottom-up approach. While we monitor general business conditions, the state of the economy, and the level of interest rates and inflation, our primary focus is to identify emerging leadership companies with prospects of at least 20% growth in revenues and earnings. We follow a disciplined approach through strong and active fundamental research that includes stringent buy and sell standards and effective risk management.

    We simultaneously are trying to identify new and emerging industry trends early in their cycles, while seeking the leading companies that will benefit from those trends and change the existing landscape. Sometimes we identify the trends through the companies; sometimes we focus on those companies doing the best within a previously identified trend.

    This fiscal year was a difficult one for small-cap growth stocks overall, and our portfolio was not immune, as reflected in its relative performance. While U.S. equities in general experienced significant volatility, the smaller cap sector's performance was impacted the most. Worldwide economic uncertainty, including the effects of the Asian financial crises, and a renewed focus on slowing growth in U.S. corporate earnings and in the economy kept a premium on the liquidity and perceived safety of blue chip, large-cap stocks. This investor sentiment dominated, despite a strong second quarter earnings report season from the small cap sector in July.

    The only real exception to this environment was during the first quarter of 1998, when a return to growth style investing within the small cap market helped the portfolio. Fears of the impact of the Asian crisis temporarily subsided; earnings growth continued to be strong; relative valuations approached record lows; and stable to rising overall levels for all equity markets helped settle investors' concerns. The small-cap sector rallied robustly in February and March. Unfortunately, the portfolio did not participate fully in this relief rally.

    I took over the management of SunAmerica's portion of this portfolio on March 1, 1998, and immediately began to restructure the portfolio and reduce the number of holdings to concentrate on specific sectors while increasing the cash position. Slowly, we began re-allocating assets, primarily to the technology, consumer cyclicals and communications sectors, while decreasing allocations in specific financial, health care, energy services and industrial stocks.

                                                                              15
                                                        STYLE SELECT SERIES LOGO

Q: WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?
A: Within the technology sector, we continue to focus on the Internet, where we see explosive consumer usage growth as well as business-to-business e-commerce as the next big growth trend. We also own companies that provide security for the Internet and companies that enable the workings of the Internet, such as suppliers of software infrastructure, data storage, and information technology services. These stocks include Network Appliance Corp., Legato Systems Inc., and Inktomi Corp.

    Abercrombie and Fitch Co. is our single largest position within the consumer cyclicals sector. From a stock performance perspective, this sector overall had an outstanding second calendar quarter, but a disappointing September and October, when the equity markets plunged once again. At that point, we added significantly to our core position in the sector. Other holdings focus on cruise lines, which we believe should experience strong growth based on current demographics. We have positions in Carnival Corp. and Royal Caribbean Cruises Ltd. as well as in Travel Services International Inc. and Steiner Leisure Ltd., both of which provide services to the cruise line industry.

    We maintain holdings in several competitive local exchange carriers (CLECs), which have been a challenging group, but which we still believe are a highly attractive business, as they compete more effectively with the regional Bell operating companies. These holdings include GST Telecommunications Inc., Qwest Communications International Inc., ICG Communications Inc., Frontier Corp., and Intermedia Communications Inc.

    While we focus on small-cap companies, approximately one-third of our portfolio is in large-cap names -- a strategy that helped performance during the fiscal year. Most of these stocks are in the technology sector, including Dell Computer Corp., Apple Computer Inc., America Online Inc., Yahoo! Inc., and Compaq Computer Corp. Other large-cap names in our portfolio include Home Depot Inc., Smith International Inc., and a selection of cable stocks.

Q: WHAT IS YOUR INVESTMENT OUTLOOK FOR 1999?
A: In 1999, we believe it is unlikely that the U.S. will go into a recession, in light of recent Federal Reserve Board interest rate cuts, ongoing strong consumer confidence, and a resumption of upward movement in the equity markets. Small-cap fundamentals and earnings growth remain strong and relative valuations attractive. At the same time, we think that more volatility is likely, coupled with the potential for slower corporate earnings growth in general for 1999. Thus, as we look ahead, we stand poised for changes as the U.S. economy enters its ninth year of recovery. It is important to remember that, historically, small-cap stocks have outperformed large-cap stocks over the long term.

    Our strategy is to continue to take advantage of the many attractive investment opportunities that have been created during the recent sell-off. We also continue to manage risk through ongoing in-depth fundamental analysis, extensive personal visits with individual company managements, and close monitoring of industry trends for signs of overvaluation. Finally, we intend to continually seek out those new industry trends and identify those companies that we believe have the potential to change the landscape of the American economy.

16
STYLE SELECT SERIES LOGO

MICHAEL LEVY AND ROBERT L. REINER
PORTFOLIO MANAGERS

         [LOGO]

INTERNATIONAL EQUITY PORTFOLIO

Q: HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST FISCAL YEAR?
A: We use the term "growth at a reasonable price" to describe our philosophy, which combines the best of the value and growth investment styles. Our core strategy involves seeking to identify undervalued mid- and large-cap stocks and a catalyst that will realize the inherent value of the company in the relatively near term. We do not seek benchmark weightings. Instead, we rely on our bottom-up research to identify stocks that we believe offer the best potential, regardless of country, industry, or sector. We use an array of proprietary screening models and tools to identify companies that meet our value and growth criteria. Value parameters include price-relative measures, such as enterprise value to operating free cash flow and relative return-on-equity vs. relative price-to-book value. Growth parameters include cash flow return on assets, progression of cash flow returns, earnings momentum, and earnings estimate revisions. We also use a currency overlay to add value to the portfolio.

    Our strategy worked well. Our portion of the portfolio outperformed its benchmark and its category average. This is particularly worth noting in what was unquestionably a challenging year for international equity managers.

    Emerging market uncertainties spoiled the record-setting pace most developed equity markets had enjoyed through mid-July. Market watchers initially viewed the sell-off as an over-reaction to localized events, but in time, it became increasingly apparent that the G-7 nations would not be immune to such contagion. Although no single event led to the massive correction experienced this summer, several bonfires contributed in a significant way. These included Russian political, financial and economic turmoil; Japanese indecisiveness regarding methods for stimulating its economy and dealing with bankrupt financial institutions; global bank exposure to foundering hedge funds; weaker U.S. corporate earnings amidst high price/earnings multiples; moves toward impeachment proceedings against President Clinton; potential for foreign loan defaults in Brazil; and election jitters in Germany. Furthermore, world markets were disappointed that the U.S. Federal Reserve Board reduced its key discount rate by only 0.25% during the closing days of September. When the Fed did cut rates again by another 0.25% on October 15th, the world markets reacted positively.

    Europe, led by its smaller markets as well as France and Germany, gained over the fiscal year. Asia's performance, on the other hand, was dismal. Thus, in our portfolio, we continued to weight toward Europe. We maintained our substantial underweighting in Japan, but added defensive holdings there. We significantly decreased our exposure to the Asia-Pacific region and to the emerging markets.
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                                                        STYLE SELECT SERIES LOGO

Q: WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?
A: Our holdings in Europe are beneficiaries of both the restructuring and consolidation underway in specific industries and the economic growth we should witness as part of European economic and monetary union. Although underweight in the U.K., we increased existing positions in growth companies, such as British Aerospace, Glaxo Wellcome, Railtrack Group, and British Energy. France remains the portfolio's largest exposure, with new positions there including media company Canal Plus, infrastructure developer Eiffage, data networker Equant, and industrial service firm Vivendi. We also added to our holding in the diversified industrial and financial company Suez Lyonnaise des Eaux. In Germany, we increased positions in insurer Allianz, regional bank Bayerische Hypo-und Vereinsbank, and diversified utility company Viag. We purchased life sciences company Hoechst, and one of our holdings, Daimler-Benz, announced its plan to merge with U.S. auto maker Chrysler, creating the world's fifth-largest car company. We continued to find exciting opportunities in Italy, Spain, Portugal, Sweden and Ireland as well.

    We added only one new name to the portfolio's Japanese holdings -- cosmetic and toiletry manufacturer Kao Corporation. Elsewhere in the Asia-Pacific region, we sold more than we bought. We moved out of small positions in Singapore, Thailand and the Philippines; sold our position in Telecom Corporation of New Zealand; took our weighting in Hong Kong to zero; and sold telecom provider SK Telecom of Korea. In Australia, we purchased diversified financial services leader AMP, which is domestically geared, taking profits in its competitor, Asia-exposed National Mutual.

Q: WHAT IS YOUR INVESTMENT OUTLOOK FOR 1999?
A: The risk premium for equities has risen considerably in recent months, reflecting concerns for slower economic growth and weaker earnings ahead. We believe the unprecedented volatility of emerging markets and their mature counterparts points to a need to pare risk and to revisit the fundamental facts that can contribute to outperformance. In the difficult near-term environment that we foresee, firms with a clear strategy for maintaining profitability and enhancing shareholder value will likely be those rewarded with rising stock prices.

    We continue to believe that economic and monetary union will be a driver for European earnings. We believe Japan is unlikely to enact a long-lasting resolution to its economic quagmire and solve its financial sector's bad debt crisis. Since September, the Asian markets (excluding Japan) have staged a mild rally with the strengthening yen, the disappearance of short sellers due to the decline of hedge funds and fear of further government intervention, and the marginal allocation of monies into the region. However, Asia's economy could be range-bound for some time, with many policy and implementation issues still outstanding amidst a deteriorating external environment.

    Caution is still the word, we believe, for emerging markets, particularly in the global credit crunch scenario. Emerging Asia will likely perform best, since it is furthest along in the correction process and has the lowest real interest rates. Meanwhile, Latin America has the highest real interest rates, which supports our negative stance on the region. Eastern Europe has been hurt by the Russian meltdown, even though the region has, in recent years, moved more closely to its western counterparts than to its nearby neighbors. As we seek long-term growth of capital, it is important to note that our investment style has not changed over the past several years and no changes are contemplated.

18
STYLE SELECT SERIES LOGO

ELIZABETH R. BRAMWELL,
PORTFOLIO MANAGER

BRAMWELL CAPITAL MANAGEMENT, INC

FOCUS PORTFOLIO

Q: HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST FISCAL YEAR?
A: The Focus Portfolio's inception date was June 8, 1998. Therefore, our review is from that date through the end of the fiscal year on October 31, 1998. The Focus Portfolio's objective is to seek long-term growth of capital through investments in both domestic and foreign stocks. Here, each of the three portfolio managers emphasizes different stock-picking styles and may select stocks of companies in different industries with varying market capitalizations. What makes this Portfolio special is that it is a more concentrated approach to stock selection, with each manager generally investing in ten favorite stocks. Given this less diversified style, it must be considered an aggressive approach to growth investing that may be subject to greater risks.

    At Bramwell Capital Management, we generally focus on companies that have strong top-line growth. We have also concentrated on companies that are perceived as selling at favorable price/ earnings ratios to growth relative to the S&P 500 Index. We believe that in a slowing global economy, growth -- specifically growth from new products, which intrinsically provides pricing flexibility -- should be valued highly.

    Still, the Focus Portfolio operated in a difficult investment environment through October. Equity markets hit new highs in mid-July, as capital flowed into equities and then deteriorated over concerns about declining economies in Asia and Russia and decelerating profit growth in corporate America. Disappointment in the Federal Reserve Board's modest 0.25% rate cut in late September also contributed to the market decline, although the subsequent incremental cuts in mid-October and again in November helped bring the market back to a bullish mode.

    Given this backdrop, we have employed several investment themes -- including outsourcing, effective use of technology, home-related products, and consolidation to achieve critical mass and economies of scale -- in selecting ten equities for the Focus Portfolio.

Q: WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?
A: Automatic Data Processing and CVS are both relatively consistent growers in defensive industries -- i.e. transaction processing and drug retailing, respectively -- that are effective users of technology and that are gaining market share. Cardinal Health is reshaping the drug distribution industry in part by providing incremental products and services to its historical lines. The company is on track for significant earnings growth. Pfizer, which introduced Viagra this past year, has a strong pharmaceutical pipeline with several other new products in the wings that may facilitate 20% future long-term growth.

    EMC's sales and earnings are also growing at impressive rates. We believe that data storage, the company's primary business, will be increasingly important with Y2K approaching. Computer Sciences is a computer services outsourcing company with what we believe will be accelerating annual earnings

                                                                              19
                                                        STYLE SELECT SERIES LOGO
growth over the next few years. Another outsourcing-themed stock is Robert Half, an employee staffing company that focuses on placing accountants. Third quarter earnings came in above expectations, and we are looking for significant growth going forward. This stock also sells currently at an attractive discount to growth.

    Furniture Brands is a consolidator of residential furniture brands with double-digit earnings growth. Lower interest rates and a strong housing market are very positive as we look ahead. Home Depot leads the home improvement market. This stock is on target for continuing strong sales and earnings growth, especially with lower interest rates. Finally, Washington Mutual is the leading thrift in the Pacific Northwest, the fastest growing part of the country. Currently impacted by the flat yield curve and consolidation of Ahmanson, we believe that this company has the potential to achieve double-digit annual growth.

Q: WHAT IS YOUR INVESTMENT OUTLOOK FOR 1999?
A: Looking ahead, we expect the Federal Reserve Board to focus on global financial stability and to continue reducing interest rates. Lower interest rates and improved credit availability would be especially helpful to emerging countries and companies as well as to the housing market and equity valuations.

    We anticipate U.S. economic growth to slow to 1%-2%, given the impact of economic contraction in Asia and Eastern Europe on U.S. exports and previously hoped for business opportunities. Inflation should continue to be minimal given cheaper imports, lower oil and other commodity prices, underutilized global capacity, and technology-driven productivity gains. Greater product affordability, a strong housing market, and continued moderate economic gains in Western Europe are expected to help offset the impact of economic weakness in Asia and emerging markets worldwide.

    Our portfolio focus continues to be companies that generate strong revenue growth despite macroeconomic conditions. For those companies that deliver superior growth, we anticipate above-average and possibly even rising price/earnings valuations. We believe that advances in communications, computing and medicine, the explosive growth of the Internet and electronic commerce, and technology upgrades for the Year 2000 are driving change and creating investment opportunities. We continue to like our existing investment themes. We will also continue to use current market volatility to seek more attractive buying opportunities to bolster long-term investment returns.

20
STYLE SELECT SERIES LOGO

STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 1998

                                                       LARGE-CAP       MID-CAP        AGGRESSIVE     LARGE-CAP
                                                         GROWTH         GROWTH          GROWTH         BLEND
                                                       PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                      ----------------------------------------------------------
ASSETS:
Investment securities, at value*....................  $ 46,755,281  $   92,742,343  $  133,345,364  $ 27,415,779
Repurchase agreements (cost equals market)..........       846,000       1,510,000       7,228,000       851,000
Short-term securities*..............................       499,925       6,256,592       4,399,340       376,197
Cash................................................         9,875           6,049          89,372         1,313
Receivable for shares of beneficial interest sold...       158,131         345,742         470,705        21,323
Receivable from investment adviser..................        31,817          20,786          27,831        17,897
Interest and dividends receivable...................        15,973          14,526          39,646        35,716
Deferred organizational expenses....................         8,623          27,341          30,710         8,623
Prepaid expenses and other assets...................           564           1,519           1,804           370
Receivable for investments sold.....................            --         957,019         440,219       431,027
                                                      ------------  --------------  --------------  ------------
  Total assets......................................    48,326,189     101,881,917     146,072,991    29,159,245
                                                      ------------  --------------  --------------  ------------
LIABILITIES:
Payable for investments purchased...................       192,450       1,264,042       3,596,795       564,335
Other accrued expenses..............................       144,855         216,303         298,417        71,047
Payable for shares of beneficial interest
 redeemed...........................................        91,095         116,890          76,609        37,293
Investment advisory and management fees payable.....        36,711          74,094         108,559        22,737
Distribution and service maintenance fees payable...        29,499          58,857          80,578        17,627
Written call options at value (proceeds $39,262 on
 Aggressive Growth Portfolio).......................            --              --          75,050            --
                                                      ------------  --------------  --------------  ------------
  Total liabilities.................................       494,610       1,730,186       4,236,008       713,039
                                                      ------------  --------------  --------------  ------------
    Net assets......................................  $ 47,831,579  $  100,151,731  $  141,836,983  $ 28,446,206
                                                      ------------  --------------  --------------  ------------
                                                      ------------  --------------  --------------  ------------
NET ASSETS WERE COMPOSED OF:
Common Stock, $.0001 par value (1 billion shares
 authorized)........................................  $        350  $          692  $          866  $        219
Paid-in capital.....................................    44,539,718      91,492,165     125,082,126    27,346,163
                                                      ------------  --------------  --------------  ------------
                                                        44,540,068      91,492,857     125,082,992    27,346,382
Accumulated undistributed net investment loss.......          (807)         (2,748)         (3,914)         (840)
Accumulated undistributed net realized gain (loss)
 on investments, foreign currency, and other assets
 and liabilities....................................    (1,227,893)      3,663,884      (5,759,950)      110,196
Net unrealized appreciation of investments..........     4,520,211       4,997,738      22,553,643       990,468
Net unrealized depreciation on written options
 contracts..........................................            --              --         (35,788)           --
                                                      ------------  --------------  --------------  ------------
    Net assets......................................  $ 47,831,579  $  100,151,731  $  141,836,983  $ 28,446,206
                                                      ------------  --------------  --------------  ------------
                                                      ------------  --------------  --------------  ------------
*Identified cost
Investment securities...............................  $ 42,235,070  $   87,744,605  $  110,791,721  $ 26,425,311
                                                      ------------  --------------  --------------  ------------
                                                      ------------  --------------  --------------  ------------
Short-term securities...............................  $    499,925  $    6,256,592  $    4,399,340  $    376,197
                                                      ------------  --------------  --------------  ------------
                                                      ------------  --------------  --------------  ------------

See Notes to Financial Statements

                                                                              21
                                                        STYLE SELECT SERIES LOGO

STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 1998 -- (CONTINUED)

                                                          LARGE-CAP      MID-CAP      AGGRESSIVE    LARGE-CAP
                                                            GROWTH        GROWTH        GROWTH        BLEND
                                                          PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                         ------------------------------------------------------
CLASS A:
Net assets.............................................  $ 14,390,066  $ 32,115,106  $ 55,925,401  $  9,798,860
Shares outstanding.....................................     1,048,668     2,199,202     3,388,419       751,202
Net asset value and redemption price per share.........  $      13.72  $      14.60  $      16.50  $      13.04
Maximum sales charge (5.75% of offering price).........          0.84          0.89          1.01          0.80
                                                         ------------  ------------  ------------  ------------
Maximum offering price to public.......................  $      14.56  $      15.49  $      17.51  $      13.84
                                                         ------------  ------------  ------------  ------------
                                                         ------------  ------------  ------------  ------------
CLASS B:
Net assets.............................................  $ 26,124,601  $ 58,554,908  $ 74,997,930  $ 16,156,670
Shares outstanding.....................................     1,917,807     4,061,345     4,602,575     1,246,409
Net asset value, offering and redemption price per
 share (excluding any applicable contingent deferred
 sales charge).........................................  $      13.62  $      14.42  $      16.29  $      12.96
                                                         ------------  ------------  ------------  ------------
                                                         ------------  ------------  ------------  ------------
CLASS C:
Net assets.............................................  $  7,316,912  $  9,481,717  $ 10,567,839  $  2,490,676
Shares outstanding.....................................       537,327       656,930       648,532       192,271
Net asset value, offering and redemption price per
 share (excluding any applicable contingent deferred
 sales charge).........................................  $      13.62  $      14.43  $      16.30  $      12.95
                                                         ------------  ------------  ------------  ------------
                                                         ------------  ------------  ------------  ------------
CLASS Z:
Net assets.............................................            --            --  $    345,813            --
Shares outstanding.....................................            --            --        20,866            --
Net asset value, offering and redemption price per
 share.................................................            --            --  $      16.57            --
                                                         ------------  ------------  ------------  ------------
                                                         ------------  ------------  ------------  ------------

See Notes to Financial Statements

22
STYLE SELECT SERIES LOGO

STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 1998 -- (CONTINUED)

                                               LARGE-CAP                     SMALL-CAP    INTERNATIONAL
                                                 VALUE          VALUE          VALUE         EQUITY         FOCUS
                                               PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
                                              ------------------------------------------------------------------------
ASSETS:
Investment securities, at value*............  $ 44,055,764  $  192,285,494  $ 44,121,630  $ 77,306,409  $  101,633,384
Repurchase agreements (cost equals
  market)...................................     1,770,000       4,437,000     2,759,000     5,644,000       5,645,000
Short-term securities*......................     1,360,000         110,000            --     1,527,691       5,199,234
Cash........................................            --           3,241            --        39,174          86,190
Foreign cash................................            --              --            --       973,628              --
Receivable for investments sold.............       135,085       3,711,946        39,412        64,117              --
Receivable for shares of beneficial interest
  sold......................................       133,570         104,254       461,682        65,965       2,641,934
Interest and dividends receivable...........        76,178         282,149        49,442       234,845          71,323
Receivable from investment adviser..........        29,393          14,499        32,876        33,675          29,808
Deferred organizational expenses............        11,480          30,198        11,480        30,198          70,680
Prepaid expenses and other assets...........           570           3,149           612         2,267           1,224
Foreign exchange currency contracts.........            --              --            --       513,676              --
Unrealized appreciation of foreign currency
  contracts.................................            --              --            --        62,157              --
                                              ------------  --------------  ------------  ------------  --------------
  Total assets..............................    47,572,040     200,981,930    47,476,134    86,497,802     115,378,777
                                              ------------  --------------  ------------  ------------  --------------
LIABILITIES:
Payable for investments purchased...........       222,367       2,356,461        89,864       660,961       4,044,391
Other accrued expenses......................       103,972         375,225       110,941       262,353          62,701
Payable for shares of beneficial interest
  redeemed..................................        76,314         469,184        83,190       107,791         159,549
Investment advisory and management fees
  payable...................................        36,893         155,591        36,499        73,055          70,099
Distribution and service maintenance fees
  payable...................................        30,149         118,734        28,851        52,104          68,108
Due to custodian bank.......................         1,438              --        11,487            --              --
Payable for variation margin on futures
  contracts.................................            --              --            --        33,654              --
Foreign exchange currency contracts.........            --              --            --       514,324              --
Unrealized depreciation of foreign currency
  contracts.................................            --              --            --       431,867              --
                                              ------------  --------------  ------------  ------------  --------------
  Total liabilities.........................       471,133       3,475,195       360,832     2,136,109       4,404,848
                                              ------------  --------------  ------------  ------------  --------------
    Net assets..............................  $ 47,100,907  $  197,506,735  $ 47,115,302  $ 84,361,693  $  110,973,929
                                              ------------  --------------  ------------  ------------  --------------
                                              ------------  --------------  ------------  ------------  --------------
NET ASSETS WERE COMPOSED OF:
Common Stock, $.0001 par value (1 billion
  shares authorized)........................  $        376  $        1,328  $        438  $        696  $          883
Paid-in capital.............................    48,146,193     199,099,328    55,801,572    89,066,067     112,532,440
                                              ------------  --------------  ------------  ------------  --------------
                                                48,146,569     199,100,656    55,802,010    89,066,763     112,533,323
Accumulated undistributed net investment
  income (loss).............................          (780)         (5,561)         (801)      265,285              --
Accumulated undistributed net realized gain
  (loss) on investments, foreign currency,
  and other assets and liabilities..........       145,858      (7,040,019)   (1,327,223)   (6,017,801)     (8,194,979)
Net unrealized appreciation (depreciation)
  of investments............................    (1,190,740)      5,451,729    (7,358,684)    1,566,481       6,635,585
Net unrealized depreciation of foreign
  currency, and other assets and
  liabilities...............................            --             (70)           --      (361,930)             --
Net unrealized depreciation on futures
  contracts.................................            --              --            --      (157,105)             --
                                              ------------  --------------  ------------  ------------  --------------
    Net assets..............................  $ 47,100,907  $  197,506,735  $ 47,115,302  $ 84,361,693  $  110,973,929
                                              ------------  --------------  ------------  ------------  --------------
                                              ------------  --------------  ------------  ------------  --------------
*Identified cost
Investment securities.......................  $ 45,246,504  $  186,833,765  $ 51,480,314  $ 75,739,902  $   94,997,799
                                              ------------  --------------  ------------  ------------  --------------
                                              ------------  --------------  ------------  ------------  --------------
Short-term securities.......................  $  1,360,000  $      110,000            --  $  1,527,717  $    5,199,234
                                              ------------  --------------  ------------  ------------  --------------
                                              ------------  --------------  ------------  ------------  --------------

See Notes to Financial Statements

                                                                              23
                                                        STYLE SELECT SERIES LOGO

STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 1998 -- (CONTINUED)

                                               LARGE-CAP                     SMALL-CAP    INTERNATIONAL
                                                 VALUE          VALUE          VALUE         EQUITY        FOCUS
                                               PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                              ----------------------------------------------------------------------
CLASS A:
Net assets..................................  $ 12,921,581  $   71,115,953  $ 15,051,048  $ 28,417,391  $ 29,770,444
Shares outstanding..........................     1,026,206       4,743,248     1,391,561     2,324,757     2,362,782
Net asset value and redemption price per
  share.....................................  $      12.59  $        14.99  $      10.82  $      12.22  $      12.60
Maximum sales charge (5.75% of offering
  price)....................................          0.77            0.91          0.66          0.75          0.77
                                              ------------  --------------  ------------  ------------  ------------
Maximum offering price to public............  $      13.36  $        15.90  $      11.48  $      12.97  $      13.37
                                              ------------  --------------  ------------  ------------  ------------
                                              ------------  --------------  ------------  ------------  ------------
CLASS B:
Net assets..................................  $ 28,149,561  $  111,030,100  $ 25,953,780  $ 47,817,267  $ 45,816,809
Shares outstanding..........................     2,250,172       7,498,100     2,417,534     3,962,716     3,647,704
Net asset value, offering and redemption
  price per share (excluding any applicable
  contingent deferred sales charge).........  $      12.51  $        14.81  $      10.74  $      12.07  $      12.56
                                              ------------  --------------  ------------  ------------  ------------
                                              ------------  --------------  ------------  ------------  ------------
CLASS C:
Net assets..................................  $  5,822,783  $   15,260,248  $  5,968,570  $  7,982,198            --
Shares outstanding..........................       465,494       1,030,596       555,667       661,550            --
Net asset value, offering and redemption
  price per share (excluding any applicable
  contingent deferred sales charge).........  $      12.51  $        14.81  $      10.74  $      12.07            --
                                              ------------  --------------  ------------  ------------  ------------
                                              ------------  --------------  ------------  ------------  ------------
CLASS II:
Net assets..................................            --              --            --            --  $ 35,386,676
Shares outstanding..........................            --              --            --            --     2,817,537
Net asset value and redemption price per
  share (excluding any applicable contingent
  deferred sales charge)....................            --              --            --            --  $      12.56
Maximum sales charge (1.00% of offering
  price)....................................            --              --            --            --          0.13
                                              ------------  --------------  ------------  ------------  ------------
Maximum offering price to public............            --              --            --            --  $      12.69
                                              ------------  --------------  ------------  ------------  ------------
                                              ------------  --------------  ------------  ------------  ------------
CLASS Z:
Net assets..................................  $    206,982  $      100,434  $    141,904  $    144,837            --
Shares outstanding..........................        16,377           6,680        13,084        11,801            --
Net asset value, offering and redemption
  price per share...........................  $      12.64  $        15.04  $      10.85  $      12.27            --
                                              ------------  --------------  ------------  ------------  ------------
                                              ------------  --------------  ------------  ------------  ------------

See Notes to Financial Statements

24
STYLE SELECT SERIES LOGO

STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 1998

                                                            LARGE-CAP      MID-CAP      AGGRESSIVE    LARGE-CAP
                                                              GROWTH        GROWTH        GROWTH        BLEND
                                                            PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                           -----------------------------------------------------
INVESTMENT INCOME:
Income:
  Dividends*.............................................  $    240,626  $    205,366  $    432,776  $   503,874
  Interest...............................................        53,880       287,193       607,257       58,330
                                                           ------------  ------------  ------------  -----------
    Total investment income..............................       294,506       492,559     1,040,033      562,204
                                                           ------------  ------------  ------------  -----------
Expenses:
  Investment advisory and management fees................       332,529       839,531     1,251,124      287,134
  Distribution and service maintenance fees
    Class A..............................................        55,924        93,555       175,991       58,296
    Class B..............................................       139,218       499,157       660,563      106,640
    Class C..............................................        33,528        73,073        86,457       13,933
  Transfer agent fees and expenses
    Class A..............................................        44,739        80,130       150,597       46,637
    Class B..............................................        38,981       154,246       204,011       29,844
    Class C..............................................         9,912        22,565        26,690        4,599
    Class Z..............................................            --            --         7,800           --
  Registration fees
    Class A..............................................        40,851        41,495        51,763       36,772
    Class B..............................................        50,250        86,257        67,535       35,881
    Class C..............................................        32,399        17,232        23,216       24,120
    Class Z..............................................            --            --         1,795           --
  Audit and tax consulting fees..........................        60,225        31,800        31,800       36,330
  Custodian fees and expenses............................        56,529       142,720       212,690       48,813
  Printing expense.......................................        54,750        21,070        55,850       37,050
  Legal fees and expenses................................        21,460        14,100        24,440       21,460
  Directors' fees and expenses...........................         2,986         8,185        18,353        3,019
  Amortization of organizational expenses................         2,292         8,979        13,064        2,292
  Insurance expense......................................             9           263           385           --
  Miscellaneous expenses.................................         1,831         8,152        12,266        1,829
                                                           ------------  ------------  ------------  -----------
    Total expenses.......................................       978,413     2,142,510     3,076,390      794,649
    Less: expenses waived/reimbursed by investment
      adviser............................................      (274,230)     (276,196)     (364,545)    (205,178)
                                                           ------------  ------------  ------------  -----------
    Net expenses.........................................       704,183     1,866,314     2,711,845      589,471
                                                           ------------  ------------  ------------  -----------
Net investment loss......................................      (409,677)   (1,373,755)   (1,671,812)     (27,267)
                                                           ------------  ------------  ------------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments..................    (1,043,328)    5,170,910    (5,797,473)     158,012
Net realized gain on options.............................            --            --       143,423           --
Net realized gain (loss) on foreign currency and other
  assets and liabilities.................................            (2)            2            --            8
Net change in unrealized appreciation/depreciation of
  investments............................................     5,789,617    (1,798,554)    8,948,305    2,032,468
Net change in unrealized appreciation/depreciation on
  written options contracts..............................            --            --       (35,788)          --
                                                           ------------  ------------  ------------  -----------
Net realized and unrealized gain on investments, foreign
  currency and other assets and liabilities..............     4,746,287     3,372,358     3,258,467    2,190,488
                                                           ------------  ------------  ------------  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:....  $  4,336,610  $  1,998,603  $  1,586,655  $ 2,163,221
                                                           ------------  ------------  ------------  -----------
                                                           ------------  ------------  ------------  -----------
*Net of foreign withholding taxes on dividends of........  $        899  $      1,278  $        292  $     2,848
                                                           ------------  ------------  ------------  -----------
                                                           ------------  ------------  ------------  -----------

See Notes to Financial Statements

                                                                              25
                                                        STYLE SELECT SERIES LOGO

STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 1998 -- (CONTINUED)

                                                    LARGE-CAP                   SMALL-CAP    INTERNATIONAL
                                                      VALUE         VALUE         VALUE         EQUITY        FOCUS
                                                    PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO+
                                                   --------------------------------------------------------------------
INVESTMENT INCOME:
Income:
  Dividends*.....................................  $   603,325  $   2,846,714  $    656,933  $  1,274,293  $    140,993
  Interest.......................................      124,280        582,005       155,548       306,469       194,706
                                                   -----------  -------------  ------------  ------------  ------------
    Total investment income......................      727,605      3,428,719       812,481     1,580,762       335,699
                                                   -----------  -------------  ------------  ------------  ------------
Expenses:
  Investment advisory and management fees........      353,448      1,934,440       393,742       877,072       238,994
  Distribution and service maintenance fees
    Class A......................................       47,457        251,405        51,869        90,504        29,757
    Class B......................................      182,997      1,072,774       202,927       474,411       107,744
    Class C......................................       34,082        143,031        42,055        63,753            --
    Class II.....................................           --             --            --            --        88,405
  Transfer agent fees and expenses
    Class A......................................       37,925        207,768        41,495        69,722        23,806
    Class B......................................       51,239        320,795        56,810       137,564        30,168
    Class C......................................       10,023         42,661        12,342        18,489            --
    Class II.....................................           --             --            --                      24,753
    Class Z......................................        7,245          7,830         9,540         7,695            --
  Registration fees
    Class A......................................       40,304         57,494        45,315        45,360         4,251
    Class B......................................       58,903         96,181        60,742        91,539         5,387
    Class C......................................       28,567         16,869        30,382        16,923            --
    Class II.....................................           --             --            --            --         4,421
    Class Z......................................        1,792          1,801         1,805         1,802            --
  Custodian fees and expenses....................       60,086        328,855        66,936       358,802        33,740
  Printing expense...............................       37,050         22,150        54,750        21,900         5,110
  Audit and tax consulting fees..................       36,330         24,825        36,330        31,800        11,680
  Legal fees and expenses........................       21,460         23,750        21,460        14,100         4,380
  Amortization of organizational expenses........        6,377         13,064         6,377        13,064        10,328
  Directors' fees and expenses...................        2,977         19,607         2,980        14,469           730
  Insurance expense..............................            9            532             9           118            17
  Miscellaneous expenses.........................        1,831          7,625         1,831         8,286           743
                                                   -----------  -------------  ------------  ------------  ------------
    Total expenses...............................    1,020,102      4,593,457     1,139,697     2,357,373       624,414
    Less: expenses waived/reimbursed by
      investment adviser.........................     (250,307)      (360,070)     (279,920)     (389,304)      (89,221)
                                                   -----------  -------------  ------------  ------------  ------------
    Net expenses.................................      769,795      4,233,387       859,777     1,968,069       535,193
                                                   -----------  -------------  ------------  ------------  ------------
Net investment loss..............................      (42,190)      (804,668)      (47,296)     (387,307)     (199,494)
                                                   -----------  -------------  ------------  ------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain (loss) on investments**........      151,733     (7,005,287)   (1,440,075)   (5,240,326)   (8,194,979)
Net realized loss on options.....................           --             --            --      (251,838)           --
Net realized loss on futures contracts...........           --             --            --       (27,788)           --
Net realized gain (loss) on foreign currency and
  other assets and liabilities...................            5           (473)           --       459,966            --
Net change in unrealized appreciation/
  depreciation of investments....................      145,056     (5,278,392)   (6,590,682)    4,506,398     6,635,585
Net change in unrealized appreciation/
  depreciation on futures contracts..............           --             --            --      (157,105)           --
Net change in unrealized appreciation/
  depreciation of foreign currency and other
  assets and liabilities.........................           --              1            --      (454,809)           --
                                                   -----------  -------------  ------------  ------------  ------------
Net realized and unrealized gain (loss) on
  investments, foreign currency and other assets
  and liabilities................................      296,794    (12,284,151)   (8,030,757)   (1,165,502)   (1,559,394)
                                                   -----------  -------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS:...............................  $   254,604  ($ 13,088,819) ($ 8,078,053) ($ 1,552,809) ($ 1,758,888)
                                                   -----------  -------------  ------------  ------------  ------------
                                                   -----------  -------------  ------------  ------------  ------------
* Net of foreign withholding taxes on dividends
  of.............................................  $     8,024  $      39,264  $        944  $    176,466  $         --
                                                   -----------  -------------  ------------  ------------  ------------
                                                   -----------  -------------  ------------  ------------  ------------
**Net of foreign withholding taxes on capital
  gains of.......................................  $        --  $          --  $         --  $     37,004  $         --
                                                   -----------  -------------  ------------  ------------  ------------
                                                   -----------  -------------  ------------  ------------  ------------

------------------
+   Commenced operations June 8, 1998

See Notes to Financial Statements

26
STYLE SELECT SERIES LOGO

STATEMENT OF CHANGES IN NET ASSETS

                                                        LARGE-CAP GROWTH PORTFOLIO    MID-CAP GROWTH PORTFOLIO
                                                        --------------------------  ----------------------------
                                                                        FOR THE                       FOR THE
                                                                         PERIOD                        PERIOD
                                                          FOR THE     OCTOBER 15,      FOR THE      NOVEMBER 19,
                                                            YEAR         1997*           YEAR          1996*
                                                           ENDED        THROUGH         ENDED         THROUGH
                                                        OCTOBER 31,   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                            1998          1997           1998           1997
                                                        --------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)........................  $   (409,677) $      3,674  $   (1,373,755) $   (595,692)
  Net realized gain (loss) on investments.............    (1,043,328)     (184,565)      5,170,910       208,124
  Net realized gain (loss) on foreign currency and
    other assets and liabilities......................            (2)           --               2        (1,597)
  Net change in unrealized appreciation/depreciation
    of investments....................................     5,789,617    (1,269,406)     (1,798,554)    6,796,292
                                                        ------------  ------------  --------------  ------------
  Net increase (decrease) in net assets resulting from
    operations........................................     4,336,610    (1,450,297)      1,998,603     6,407,127
                                                        ------------  ------------  --------------  ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income (Class A)................        (5,012)           --              --            --
  From net investment income (Class B)................        (4,017)           --              --            --
  From net investment income (Class C)................          (983)           --              --            --
                                                        ------------  ------------  --------------  ------------
Total dividends and distributions to shareholders.....       (10,012)           --              --            --
                                                        ------------  ------------  --------------  ------------

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
 SHARE TRANSACTIONS (NOTE 9)..........................    18,956,422    25,998,856      39,324,930    52,396,071
                                                        ------------  ------------  --------------  ------------

TOTAL INCREASE IN NET ASSETS..........................    23,283,020    24,548,559      41,323,533    58,803,198

NET ASSETS:
Beginning of period...................................    24,548,559            --      58,828,198        25,000
                                                        ------------  ------------  --------------  ------------
End of period [including undistributed net investment
 income (loss) for October 31, 1998 and October 31,
 1997 of ($807), $7,889, ($2,748) and ($643)
 respectively]........................................  $ 47,831,579  $ 24,548,559  $  100,151,731  $ 58,828,198
                                                        ------------  ------------  --------------  ------------
                                                        ------------  ------------  --------------  ------------

------------------
*   Commencement of Operations

See Notes to Financial Statements

                                                                              27
                                                        STYLE SELECT SERIES LOGO

STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)

                                                        AGGRESSIVE GROWTH PORTFOLIO   LARGE-CAP BLEND PORTFOLIO
                                                        ----------------------------  --------------------------
                                                                          FOR THE                     FOR THE
                                                                           PERIOD                      PERIOD
                                                           FOR THE      NOVEMBER 19,    FOR THE     OCTOBER 15,
                                                             YEAR          1996*          YEAR         1997*
                                                            ENDED         THROUGH        ENDED        THROUGH
                                                         OCTOBER 31,    OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                                             1998           1997          1998          1997
                                                        --------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)........................  $   (1,671,812) $   (597,946) $    (27,267) $     15,564
  Net realized gain (loss) on investments.............      (5,797,473)    1,155,918       158,012       (48,360)
  Net realized gain on options........................         143,423            --            --            --
  Net realized gain on foreign currency and other
    assets and liabilities............................              --            --             8           191
  Net change in unrealized appreciation/depreciation
    of investments....................................       8,948,305    13,605,338     2,032,468    (1,042,000)
  Net change in unrealized appreciation/depreciation
    of foreign currency and other assets and
    liabilities.......................................              --            --            --            --
  Net change in unrealized appreciation/depreciation
    on written option contracts.......................         (35,788)           --            --            --
                                                        --------------  ------------  ------------  ------------
  Net increase (decrease) in net assets resulting from
    operations........................................       1,586,655    14,163,310     2,163,221    (1,074,605)
                                                        --------------  ------------  ------------  ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income (Class A)................              --            --       (12,655)           --
  From net investment income (Class B)................              --            --       (10,889)           --
  From net investment income (Class C)................              --            --        (1,447)           --
  From net realized gains on investments (Class A)....        (291,095)           --            --            --
  From net realized gains on investments (Class B)....        (365,194)           --            --            --
  From net realized gains on investments (Class C)....         (45,708)           --            --            --
                                                        --------------  ------------  ------------  ------------
Total dividends and distributions to shareholders.....        (701,997)           --       (24,991)           --
                                                        --------------  ------------  ------------  ------------

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
 SHARE TRANSACTIONS (NOTE 9)..........................      47,881,964    78,882,051     1,630,996    25,751,585
                                                        --------------  ------------  ------------  ------------

TOTAL INCREASE IN NET ASSETS..........................      48,766,622    93,045,361     3,769,226    24,676,980

NET ASSETS:
Beginning of period...................................      93,070,361        25,000    24,676,980            --
                                                        --------------  ------------  ------------  ------------
End of period [including undistributed net investment
 income (loss) for October 31, 1998 and October 31,
 1997 of ($3,914), ($761), ($840) and $20,057
 respectively]........................................  $  141,836,983  $ 93,070,361  $ 28,446,206  $ 24,676,980
                                                        --------------  ------------  ------------  ------------
                                                        --------------  ------------  ------------  ------------

------------------
*   Commencement of Operations

See Notes to Financial Statements

28
STYLE SELECT SERIES LOGO

STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)

                                                      LARGE-CAP VALUE PORTFOLIO          VALUE PORTFOLIO
                                                      --------------------------  ------------------------------
                                                                      FOR THE                        FOR THE
                                                                       PERIOD                         PERIOD
                                                        FOR THE     OCTOBER 15,      FOR THE       NOVEMBER 19,
                                                          YEAR         1997*           YEAR           1996*
                                                         ENDED        THROUGH         ENDED          THROUGH
                                                      OCTOBER 31,   OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                                                          1998          1997           1998            1997
                                                      ----------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)......................  $    (42,190) $     12,304  $     (804,668) $     (249,203)
  Net realized gain (loss) on investments...........       151,733            --      (7,005,287)      5,614,072
  Net realized gain (loss) on foreign currency and
    other assets and liabilities....................             5            --            (473)            (19)
  Net change in unrealized appreciation/
    depreciation of investments.....................       145,056    (1,335,796)     (5,278,392)     10,730,121
  Net change in unrealized appreciation/
    depreciation of foreign currency and other
    assets and liabilities..........................            --            --               1             (71)
                                                      ------------  ------------  --------------  --------------
  Net increase (decrease) in net assets resulting
    from operations.................................       254,604    (1,323,492)    (13,088,819)     16,094,900
                                                      ------------  ------------  --------------  --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income (Class A)..............        (8,099)           --              --              --
  From net investment income (Class B)..............       (10,027)           --              --              --
  From net investment income (Class C)..............        (1,868)           --              --              --
  From net investment income (Class Z)..............          (197)           --              --              --
  From net realized gains on investments (Class A)..            --            --      (1,938,244)             --
  From net realized gains on investments (Class B)..            --            --      (3,147,503)             --
  From net realized gains on investments (Class C)..            --            --        (364,243)             --
                                                      ------------  ------------  --------------  --------------
Total dividends and distributions to shareholders...       (20,191)           --      (5,449,990)             --
                                                      ------------  ------------  --------------  --------------

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
 SHARE TRANSACTIONS (NOTE 9)........................    22,129,144    26,060,842      80,750,098     119,175,546
                                                      ------------  ------------  --------------  --------------

TOTAL INCREASE IN NET ASSETS........................    22,363,557    24,737,350      62,211,289     135,270,446

NET ASSETS:
Beginning of period.................................    24,737,350            --     135,295,446          25,000
                                                      ------------  ------------  --------------  --------------
End of period [including undistributed net
 investment income (loss) for October 31, 1998 and
 October 31, 1997 of ($780), $16,631, ($5,561) and
 ($680) respectively]...............................  $ 47,100,907  $ 24,737,350  $  197,506,735  $  135,295,446
                                                      ------------  ------------  --------------  --------------
                                                      ------------  ------------  --------------  --------------

------------------
*   Commencement of Operations

See Notes to Financial Statements

                                                                              29
                                                        STYLE SELECT SERIES LOGO

STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)

                                                                               INTERNATIONAL EQUITY         FOCUS
                                                SMALL-CAP VALUE PORTFOLIO           PORTFOLIO             PORTFOLIO
                                                --------------------------  --------------------------  --------------
                                                                FOR THE                     FOR THE        FOR THE
                                                                 PERIOD                      PERIOD         PERIOD
                                                  FOR THE     OCTOBER 15,     FOR THE     NOVEMBER 19,     JUNE 8,
                                                    YEAR         1997*          YEAR         1996*          1998*
                                                   ENDED        THROUGH        ENDED        THROUGH        THROUGH
                                                OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                                    1998          1997          1998          1997           1998
                                                ----------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)................  $    (47,296) $     30,175  $   (387,307) $   (110,177) $     (199,494)
  Net realized gain (loss) on investments.....    (1,440,075)           --    (5,240,326)      843,851      (8,194,979)
  Net realized loss on options................            --            --      (251,838)           --              --
  Net realized loss on futures contracts......            --            --       (27,788)           --              --
  Net realized gain on foreign currency and
    other assets and liabilities..............            --            --       459,966       209,293              --
  Net change in unrealized appreciation/
    depreciation of investments...............    (6,590,682)     (768,002)    4,506,398    (4,158,649)      6,635,585
  Net change in unrealized appreciation/
    depreciation of futures contracts.........            --            --      (157,105)           --              --
  Net change in unrealized appreciation/
    depreciation of foreign currency and other
    assets and liabilities....................            --            --      (454,809)       94,498              --
                                                ------------  ------------  ------------  ------------  --------------
  Net decrease in net assets resulting from
    operations................................    (8,078,053)     (737,827)   (1,552,809)   (3,121,184)     (1,758,888)
                                                ------------  ------------  ------------  ------------  --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income (Class A)........       (16,218)           --            --            --              --
  From net investment income (Class B)........       (19,460)           --            --            --              --
  From net investment income (Class C)........        (4,296)           --            --            --              --
  From net investment income (Class Z)........          (183)           --            --            --              --
  From net realized gains on investments
    (Class A).................................            --            --      (431,326)           --              --
  From net realized gains on investments
    (Class B).................................            --            --      (773,323)           --              --
  From net realized gains on investments
    (Class C).................................            --            --       (80,350)           --              --
                                                ------------  ------------  ------------  ------------  --------------
Total dividends and distributions to
 shareholders.................................       (40,157)           --    (1,284,999)           --              --
                                                ------------  ------------  ------------  ------------  --------------
NET INCREASE IN NET ASSETS RESULTING FROM
 CAPITAL SHARE TRANSACTIONS (NOTE 9)..........    30,250,351    25,720,988    15,719,105    74,576,580     112,732,817
                                                ------------  ------------  ------------  ------------  --------------

TOTAL INCREASE IN NET ASSETS..................    22,132,141    24,983,161    12,881,297    71,455,396     110,973,929
NET ASSETS:
Beginning of period...........................    24,983,161            --    71,480,396        25,000              --
                                                ------------  ------------  ------------  ------------  --------------
End of period [including undistributed net
 investment income (loss) for October 31, 1998
 and October 31, 1997 of ($801), $35,108,
 $265,285, $122,861 and $-- respectively].....  $ 47,115,302  $ 24,983,161  $ 84,361,693  $ 71,480,396  $  110,973,929
                                                ------------  ------------  ------------  ------------  --------------
                                                ------------  ------------  ------------  ------------  --------------

------------------
*   Commencement of Operations

See Notes to Financial Statements

30
STYLE SELECT SERIES LOGO

FINANCIAL HIGHLIGHTS

                                                                      NET                     DIVIDENDS
                                                         NET      GAIN (LOSS)      TOTAL        FROM      DISTRI-              NET
                                          NET ASSET    INVEST-     ON INVEST-       FROM         NET      BUTIONS             ASSET
                                           VALUE,       MENT      MENTS (BOTH     INVEST-      INVEST-     FROM      TOTAL    VALUE,
                 PERIOD                   BEGINNING    INCOME     REALIZED AND      MENT        MENT      CAPITAL   DISTRI-   END OF
                 ENDED                    OF PERIOD   (LOSS)(1)   UNREALIZED)    OPERATIONS    INCOME      GAINS    BUTIONS   PERIOD
----------------------------------------  ---------   ---------   ------------   ----------   ---------   -------   -------   ------
LARGE-CAP GROWTH PORTFOLIO
                                                              CLASS A
10/15/97-10/31/97.......................   $12.50      $   --        $(0.71)       $(0.71)     $   --     $    --   $    --   $11.79
10/31/98................................    11.79       (0.11)         2.05          1.94       (0.01)         --     (0.01)   13.72
                                                              CLASS B
10/15/97-10/31/97.......................    12.50          --         (0.71)        (0.71)         --          --        --    11.79
10/31/98................................    11.79       (0.21)         2.04          1.83          --          --        --    13.62
                                                              CLASS C
10/15/97-10/31/97.......................    12.50          --         (0.72)        (0.72)         --          --        --    11.78
10/31/98................................    11.78       (0.20)         2.04          1.84          --          --        --    13.62
------------------------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH PORTFOLIO
                                                              CLASS A
11/19/96-10/31/97.......................   $12.50      $(0.16)       $ 1.37        $ 1.21      $   --     $    --   $    --   $13.71
10/31/98................................    13.71       (0.18)         1.07          0.89          --          --        --    14.60
                                                              CLASS B
11/19/96-10/31/97.......................    12.50       (0.25)         1.38          1.13          --          --        --    13.63
10/31/98................................    13.63       (0.27)         1.06          0.79          --          --        --    14.42
                                                              CLASS C
3/06/97-10/31/97........................    11.93       (0.18)         1.89          1.71          --          --        --    13.64
10/31/98................................    13.64       (0.27)         1.06          0.79          --          --        --    14.43
------------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH PORTFOLIO
                                                              CLASS A
11/19/96-10/31/97.......................   $12.50      $(0.11)       $ 3.51        $ 3.40      $   --     $    --   $    --   $15.90
10/31/98................................    15.90       (0.16)         0.87          0.71          --       (0.11)    (0.11)   16.50
                                                              CLASS B
11/19/96-10/31/97.......................    12.50       (0.24)         3.54          3.30          --          --        --    15.80
10/31/98................................    15.80       (0.27)         0.87          0.60          --       (0.11)    (0.11)   16.29
                                                              CLASS C
3/06/97-10/31/97........................    13.38       (0.17)         2.59          2.42          --          --        --    15.80
10/31/98................................    15.80       (0.27)         0.88          0.61          --       (0.11)    (0.11)   16.30
                                                              CLASS Z
4/03/98-10/31/98........................    18.30       (0.03)        (1.70)        (1.73)         --          --        --    16.57
------------------------------------------------------------------------------------------------------------------------------------
LARGE-CAP BLEND PORTFOLIO
                                                              CLASS A
10/15/97-10/31/97.......................   $12.50      $ 0.01        $(0.53)       $(0.52)     $   --     $    --   $    --   $11.98
10/31/98................................    11.98        0.03          1.04          1.07       (0.01)         --     (0.01)   13.04
                                                              CLASS B
10/15/97-10/31/97.......................    12.50          --         (0.54)        (0.54)         --          --        --    11.96
10/31/98................................    11.96       (0.07)         1.08          1.01       (0.01)         --     (0.01)   12.96
                                                              CLASS C
10/15/97-10/31/97.......................    12.50          --         (0.53)        (0.53)         --          --        --    11.97
10/31/98................................    11.97       (0.07)         1.06          0.99       (0.01)         --     (0.01)   12.95
------------------------------------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE PORTFOLIO
                                                              CLASS A
10/15/97-10/31/97.......................   $12.50      $ 0.01        $(0.65)       $(0.64)     $   --     $    --   $    --   $11.86
10/31/98................................    11.86        0.03          0.71          0.74       (0.01)         --     (0.01)   12.59
                                                              CLASS B
10/15/97-10/31/97.......................    12.50          --         (0.64)        (0.64)         --          --        --    11.86
10/31/98................................    11.86       (0.04)         0.69          0.65          --          --        --    12.51
                                                              CLASS C
10/15/97-10/31/97.......................    12.50          --         (0.64)        (0.64)         --          --        --    11.86
10/31/98................................    11.86       (0.04)         0.69          0.65          --          --        --    12.51
                                                              CLASS Z
4/16/98-10/31/98........................    13.86        0.06         (1.27)        (1.21)      (0.01)         --     (0.01)   12.64


                                                                                    RATIO OF NET
                                                      NET ASSETS     RATIO OF        INVESTMENT
                                                        END OF       EXPENSES      INCOME (LOSS)
                 PERIOD                     TOTAL       PERIOD      TO AVERAGE     TO AVERAGE NET   PORTFOLIO
                 ENDED                    RETURN(2)    (000'S)     NET ASSETS(4)     ASSETS(4)      TURNOVER
----------------------------------------  ---------   ----------   -------------   --------------   ---------
LARGE-CAP GROWTH PORTFOLIO

10/15/97-10/31/97.......................    (5.68)%    $23,609          1.78%(3)         0.34%(3)        1%
10/31/98................................    16.42       14,390          1.78            (0.90)          30

10/15/97-10/31/97.......................    (5.68)         773          2.43(3)         (0.84)(3)        1
10/31/98................................    15.54       26,125          2.43            (1.54)          30

10/15/97-10/31/97.......................    (5.76)         166          2.43(3)         (0.42)(3)        1
10/31/98................................    15.64        7,317          2.43            (1.54)          30
----------------------------------------
MID-CAP GROWTH PORTFOLIO

11/19/96-10/31/97.......................     9.68%     $18,404          1.85%(3)        (1.19)%(3)      97%
10/31/98................................     6.49       32,115          1.78            (1.19)         135

11/19/96-10/31/97.......................     9.04       35,739          2.47(3)         (1.92)(3)       97
10/31/98................................     5.80       58,555          2.43            (1.84)         135

3/06/97-10/31/97........................    14.33        4,685          2.45(3)         (1.97)(3)       97
10/31/98................................     5.79        9,482          2.43            (1.84)         135
----------------------------------------
AGGRESSIVE GROWTH PORTFOLIO

11/19/96-10/31/97.......................    27.20%     $38,537          1.84%(3)        (0.77)%(3)     150%
10/31/98................................     4.55       55,925          1.78            (0.95)         142

11/19/96-10/31/97.......................    26.40       48,594          2.47(3)         (1.58)(3)      150
10/31/98................................     3.87       74,998          2.43            (1.60)         142

3/06/97-10/31/97........................    18.09        5,939          2.45(3)         (1.68)(3)      150
10/31/98................................     3.94       10,568          2.43            (1.60)         142

4/03/98-10/31/98........................    (9.45)         346          1.21(3)         (0.36)(3)      142
----------------------------------------
LARGE-CAP BLEND PORTFOLIO

10/15/97-10/31/97.......................    (4.16)%    $23,593          1.78%(3)         1.35%(3)        2%
10/31/98................................     8.95        9,799          1.78             0.22           98

10/15/97-10/31/97.......................    (4.32)         941          2.43(3)          0.29(3)         2
10/31/98................................     8.43       16,157          2.43            (0.52)          98

10/15/97-10/31/97.......................    (4.24)         143          2.43(3)          0.54(3)         2
10/31/98................................     8.26        2,490          2.43            (0.53)          98
----------------------------------------
LARGE-CAP VALUE PORTFOLIO

10/15/97-10/31/97.......................    (5.12)%    $23,240          1.78%(3)         1.07%(3)       --%
10/31/98................................     6.22       12,921          1.78             0.22           37

10/15/97-10/31/97.......................    (5.12)       1,325          2.43(3)          0.22(3)        --
10/31/98................................     5.52       28,149          2.43            (0.34)          37

10/15/97-10/31/97.......................    (5.12)         172          2.43(3)          0.53(3)        --
10/31/98................................     5.52        5,823          2.43            (0.31)          37

4/16/98-10/31/98........................    (8.72)         207          1.21(3)          0.97(3)        37

--------------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                                10/31/97   10/31/98                                     10/31/97   10/31/98
                                --------   --------                                     --------   --------
Large-Cap Growth A............     .59%       .72%      Aggressive Growth C...........     .73%       .44%
Large-Cap Growth B............    1.53%       .80%      Aggressive Growth Z...........        --     7.62%
Large-Cap Growth C............    3.29%      1.42%      Large-Cap Blend A.............     .58%       .62%
Mid-Cap Growth A..............     .34%       .30%      Large-Cap Blend B.............    1.26%       .67%
Mid-Cap Growth B..............     .42%       .33%      Large-Cap Blend C.............    3.12%      2.11%
Mid-Cap Growth C..............     .96%       .39%      Large-Cap Value A.............     .58%       .67%
Aggressive Growth A...........     .26%       .27%      Large-Cap Value B.............    1.16%       .61%
Aggressive Growth B...........     .32%       .28%      Large-Cap Value C.............    3.22%      1.14%
                                                        Large-Cap Value Z.............        --    11.77%

See Notes to Financial Statements

                                                                              31
                                                        STYLE SELECT SERIES LOGO

FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                      NET                     DIVIDENDS
                                                         NET      GAIN (LOSS)      TOTAL        FROM      DISTRI-              NET
                                          NET ASSET    INVEST-     ON INVEST-       FROM         NET      BUTIONS             ASSET
                                           VALUE,       MENT      MENTS (BOTH     INVEST-      INVEST-     FROM      TOTAL    VALUE,
                 PERIOD                   BEGINNING    INCOME     REALIZED AND      MENT        MENT      CAPITAL   DISTRI-   END OF
                 ENDED                    OF PERIOD   (LOSS)(1)   UNREALIZED)    OPERATIONS    INCOME      GAINS    BUTIONS   PERIOD
----------------------------------------  ---------   ---------   ------------   ----------   ---------   -------   -------   ------
VALUE PORTFOLIO
                                                              CLASS A
11/19/96-10/31/97.......................   $12.50      $   --        $ 3.59        $ 3.59      $   --     $    --   $    --   $16.09
10/31/98................................    16.09          --         (0.51)        (0.51)         --       (0.59)    (0.59)   14.99
                                                              CLASS B
11/19/96-10/31/97.......................    12.50       (0.11)         3.61          3.50          --          --        --    16.00
10/31/98................................    16.00       (0.10)        (0.50)        (0.60)         --       (0.59)    (0.59)   14.81
                                                              CLASS C
3/06/97-10/31/97........................    13.56       (0.08)         2.52          2.44          --          --        --    16.00
10/31/98................................    16.00       (0.11)        (0.49)        (0.60)         --       (0.59)    (0.59)   14.81
                                                              CLASS Z
4/03/98-10/31/98........................    17.62        0.05         (2.63)        (2.58)         --          --        --    15.04
------------------------------------------------------------------------------------------------------------------------------------
SMALL-CAP VALUE PORTFOLIO
                                                              CLASS A
10/15/97-10/31/97.......................   $12.50      $ 0.01        $(0.37)       $(0.36)     $   --     $    --   $    --   $12.14
10/31/98................................    12.14        0.05         (1.36)        (1.31)      (0.01)         --     (0.01)   10.82
                                                              CLASS B
10/15/97-10/31/97.......................    12.50        0.01         (0.38)        (0.37)         --          --        --    12.13
10/31/98................................    12.13       (0.05)        (1.33)        (1.38)      (0.01)         --     (0.01)   10.74
                                                              CLASS C
10/15/97-10/31/97.......................    12.50        0.01         (0.37)        (0.36)         --          --        --    12.14
10/31/98................................    12.14       (0.06)        (1.33)        (1.39)      (0.01)         --     (0.01)   10.74
                                                              CLASS Z
4/03/98-10/31/98........................    13.63        0.04         (2.80)        (2.76)      (0.02)         --     (0.02)   10.85
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
                                                              CLASS A
11/19/96-10/31/97.......................   $12.50      $ 0.01        $(0.05)       $(0.04)     $   --     $    --   $    --   $12.46
10/31/98................................    12.46       (0.01)        (0.01)        (0.02)         --       (0.22)    (0.22)   12.22
                                                              CLASS B
11/19/96-10/31/97.......................    12.50       (0.09)        (0.03)        (0.12)         --          --        --    12.38
10/31/98................................    12.38       (0.09)           --         (0.09)         --       (0.22)    (0.22)   12.07
                                                              CLASS C
3/06/97-10/31/97........................    12.60       (0.07)        (0.15)        (0.22)         --          --        --    12.38
10/31/98................................    12.38       (0.09)           --         (0.09)         --       (0.22)    (0.22)   12.07
                                                              CLASS Z
4/06/98-10/31/98........................    13.87        0.03         (1.63)        (1.60)         --          --        --    12.27
------------------------------------------------------------------------------------------------------------------------------------
FOCUS PORTFOLIO
                                                              CLASS A
6/08/98-10/31/98........................   $12.50      $(0.01)       $ 0.11        $ 0.10      $   --     $    --   $    --   $12.60
                                                              CLASS B
6/08/98-10/31/98........................    12.50       (0.04)         0.10          0.06          --          --        --    12.56
                                                              CLASS II
6/08/98-10/31/98........................    12.50       (0.04)         0.10          0.06          --          --        --    12.56


                                                                                    RATIO OF NET
                                                      NET ASSETS     RATIO OF        INVESTMENT
                                                        END OF       EXPENSES      INCOME (LOSS)
                 PERIOD                     TOTAL       PERIOD      TO AVERAGE     TO AVERAGE NET   PORTFOLIO
                 ENDED                    RETURN(2)    (000'S)     NET ASSETS(4)     ASSETS(4)      TURNOVER
----------------------------------------  ---------   ----------   -------------   --------------   ---------
VALUE PORTFOLIO

11/19/96-10/31/97.......................    28.72%     $  48,377        1.84%(3)           --%(3)       48%
10/31/98................................    (3.32)        71,116        1.78            (0.01)          69

11/19/96-10/31/97.......................    28.00         77,534        2.46(3)         (0.74)(3)       48
10/31/98................................    (3.92)       111,030        2.43            (0.66)          69

3/06/97-10/31/97........................    17.99          9,384        2.45(3)         (0.78)(3)       48
10/31/98................................    (3.92)        15,260        2.43            (0.66)          69

4/03/98-10/31/98........................   (14.64)           101        1.21(3)          0.62(3)        69
----------------------------------------
SMALL-CAP VALUE PORTFOLIO

10/15/97-10/31/97.......................    (2.88)%    $  21,346        1.78%(3)         2.57%(3)       --%
10/31/98................................   (10.79)        15,051        1.78             0.42           50

10/15/97-10/31/97.......................    (2.96)         3,112        2.43(3)          1.75(3)        --
10/31/98................................   (11.40)        25,954        2.43            (0.44)          50

10/15/97-10/31/97.......................    (2.88)           525        2.43(3)          1.75(3)        --
10/31/98................................   (11.47)         5,968        2.43            (0.48)          50

4/03/98-10/31/98........................   (20.30)           142        1.21(3)          0.70(3)        50
----------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

11/19/96-10/31/97.......................    (0.32)%    $  24,365        2.10%(3)         0.07%(3)       70%
10/31/98................................    (0.09)        28,418        2.03            (0.11)         114

11/19/96-10/31/97.......................    (0.96)        42,656        2.72(3)         (0.69)(3)       70
10/31/98................................    (0.67)        47,817        2.68            (0.74)         114

3/06/97-10/31/97........................    (1.75)         4,459        2.70(3)         (0.75)(3)       70
10/31/98................................    (0.67)         7,982        2.68            (0.71)         114

4/06/98-10/31/98........................   (11.54)           145        1.46(3)          0.40(3)       114
----------------------------------------
FOCUS PORTFOLIO

6/08/98-10/31/98........................     0.80%     $  29,770        1.45%(3)        (0.21)%(3)     106%

6/08/98-10/31/98........................     0.48         45,817        2.10(3)         (0.92)(3)      106

6/08/98-10/31/98........................     0.48         35,387        2.10(3)         (0.93)(3)      106

--------------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                                10/31/97   10/31/98                                     10/31/97   10/31/98
                                --------   --------                                     --------   --------
Value A.......................     .28%       .17%      International Equity A........     .37%       .45%
Value B.......................     .34%       .19%      International Equity B........     .45%       .48%
Value C.......................     .63%       .21%      International Equity C........     .87%       .55%
Value Z.......................        --    28.83%      International Equity Z........        --    16.25%
Small-Cap Value A.............     .57%       .66%      Focus A.......................        --      .32%
Small-Cap Value B.............     .74%       .62%      Focus B.......................        --      .32%
Small-Cap Value C.............    1.42%      1.05%      Focus II......................        --      .32%
Small-Cap Value Z.............        --    20.37%

See Notes to Financial Statements

32
STYLE SELECT SERIES LOGO

Large-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
COMMON STOCK--97.8%
BANKS--3.4%
  Bank of New York Co., Inc.............            6,105   $       192,689
  BankAmerica Corp......................            3,027           173,863
  State Street Corp.....................           16,000           998,000
  U.S. Bancorp..........................            7,150           260,975
                                                            ---------------
                                                                  1,625,527
                                                            ---------------
BROADCASTING & MEDIA--9.9%
  Cablevision Systems Corp., Class A+...            8,920           430,390
  CBS Corp..............................           16,000           447,000
  Comcast Corp., Class A................            9,115           450,053
  Interpublic Group of Cos., Inc........           24,800         1,450,800
  MediaOne Group, Inc.+.................           10,800           456,975
  Motorola, Inc.........................            4,600           239,200
  Omnicom Group, Inc....................           11,000           543,813
  Time Warner, Inc. ....................            7,705           715,120
                                                            ---------------
                                                                  4,733,351
                                                            ---------------
BUSINESS SERVICES--3.2%
  Delta & Pine Land Co..................           11,100           370,462
  Manpower, Inc.........................           22,800           550,050
  Service Corp. International(1)........           16,400           584,250
                                                            ---------------
                                                                  1,504,762
                                                            ---------------
CHEMICALS--1.7%
  Monsanto Co...........................            5,815           236,234
  Sigma-Aldrich Corp....................            9,800           301,963
  Solutia, Inc..........................           11,925           261,605
                                                            ---------------
                                                                    799,802
                                                            ---------------
COMMUNICATION EQUIPMENT--1.0%
  Tellabs, Inc.+........................            8,500           466,969
                                                            ---------------
COMPUTERS & BUSINESS EQUIPMENT--4.2%
  Dell Computer Corp.+..................           11,100           727,050
  EMC Corp.+............................            4,960           319,300
  Hewlett-Packard Co....................           16,000           963,000
                                                            ---------------
                                                                  2,009,350
                                                            ---------------
DRUGS--12.2%
  American Home Products Corp...........           10,000           487,500
  Astra AB ADR..........................           47,000           772,563
  Bristol-Myers Squibb Co.(1)...........            9,480         1,048,132
  Lilly (Eli) & Co.(1)..................           14,400         1,165,500
  Merck & Co., Inc......................            8,600         1,163,150
  Pfizer, Inc.(1).......................            9,675         1,038,248
  SmithKline Beecham PLC ADR............            2,800           178,500
                                                            ---------------
                                                                  5,853,593
                                                            ---------------
ELECTRONICS--6.8%
  ASM Lithography Holdings NV+..........            7,000           178,938

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

ELECTRONICS (CONTINUED)

  Emerson Electric Co.(1)...............            5,500   $       363,000
  Intel Corp............................           12,900         1,150,519
  Linear Technology Corp................            5,735           341,949
  Molex, Inc., Class A..................           24,000           784,500
  Solectron Corp.+......................            7,500           429,375
                                                            ---------------
                                                                  3,248,281
                                                            ---------------
ENERGY SERVICES--0.6%
  Schlumberger Ltd......................            5,400           283,500
                                                            ---------------
ENERGY SOURCES--0.4%
  Exxon Corp............................            2,900           206,625
                                                            ---------------
ENTERTAINMENT PRODUCTS--2.2%
  Mattel, Inc...........................           28,800         1,033,200
                                                            ---------------
FINANCIAL SERVICES--5.4%
  American Express Co...................            5,800           512,575
  Charles Schwab Corp...................            7,850           376,310
  Citigroup, Inc........................            5,925           278,845
  Federal Home Loan Mortgage Corp.......            6,650           382,375
  Federal National Mortgage
    Association.........................            4,350           308,034
  Morgan Stanley, Dean Witter & Co......            5,890           381,378
  Newcourt Credit Group, Inc............           10,350           340,256
                                                            ---------------
                                                                  2,579,773
                                                            ---------------
FOOD, BEVERAGE & TOBACCO--5.1%
  Bestfoods.............................            8,000           436,000
  Coca-Cola Co..........................           14,245           963,318
  Coca-Cola Enterprises, Inc............           15,950           575,197
  Ralston-Purina Group..................           14,375           479,766
                                                            ---------------
                                                                  2,454,281
                                                            ---------------
HOUSEHOLD PRODUCTS--4.7%
  Gillette Co.(1).......................           18,200           817,862
  Procter & Gamble Co...................            8,200           728,775
  Warner-Lambert Co.(1).................            9,000           705,375
                                                            ---------------
                                                                  2,252,012
                                                            ---------------
HOUSING--1.6%
  Home Depot, Inc.......................           17,990           782,565
                                                            ---------------
INSURANCE--2.1%
  American International Group, Inc.....           11,600           988,900
                                                            ---------------
LEISURE & TOURISM--8.1%
  Carnival Corp.........................           16,675           539,853
  Cracker Barrel Old Country Store,
    Inc.................................            6,000           154,500
  Delta Air Lines, Inc..................            1,200           126,675

                                                                              33
                                                        STYLE SELECT SERIES LOGO

Large-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
LEISURE & TOURISM (CONTINUED)

  Disney (Walt) Co......................           18,000   $       484,875
  Marriott International, Inc., Class
    A...................................           14,000           376,250
  McDonald's Corp.(1)...................           22,400         1,498,000
  MGM Grand, Inc.+......................            6,975           182,222
  UAL Corp.+............................            8,165           530,215
                                                            ---------------
                                                                  3,892,590
                                                            ---------------
MEDICAL PRODUCTS--6.7%
  Boston Scientific Corp.+..............            9,000           489,937
  Johnson & Johnson Co..................           17,000         1,385,500
  Medtronic, Inc.(1)....................           20,600         1,339,000
                                                            ---------------
                                                                  3,214,437
                                                            ---------------
MULTI-INDUSTRY--3.3%
  General Electric Co...................           17,750         1,553,125
                                                            ---------------
RETAIL--3.9%
  Costco Cos., Inc.+....................            5,800           329,150
  Fred Meyer, Inc.+.....................            3,200           170,600
  Gap, Inc..............................            7,500           450,937
  Office Depot, Inc.+...................           37,100           927,500
                                                            ---------------
                                                                  1,878,187
                                                            ---------------
SOFTWARE--7.5%
  American Power Conversion Corp.+......           21,000           889,875
  Cadence Design Systems, Inc.+(1)......            8,950           191,306
  Cisco Systems, Inc.+..................           14,015           883,821
  Electronic Arts, Inc.+................            7,500           306,563
  Microsoft Corp.+......................           12,600         1,334,025
                                                            ---------------
                                                                  3,605,590
                                                            ---------------
TELECOMMUNICATIONS--3.0%
  AT&T Corp.............................            3,875           241,219
  Ericsson (L.M.) Telecommunications
    Co., Class B ADR....................           22,400           506,800
  Hong Kong Telecommunications Ltd.
    ADR.................................           12,400           248,775
  Nokia Corp., Class A ADR..............            4,675           435,067
                                                            ---------------
                                                                  1,431,861
                                                            ---------------
TRANSPORTATION--0.8%
  Air Express International Corp........           17,000           357,000
                                                            ---------------
                                             PRINCIPAL
                                              AMOUNT             VALUE
          SECURITY DESCRIPTION            (IN THOUSANDS)       (NOTE 3)
---------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES--97.8%
  (cost $42,235,070)....................                    $    46,755,281
                                                            ---------------
SHORT-TERM SECURITIES--1.0%
  Federal Home Loan Mortgage Discount
    Notes
    5.40% due 11/02/98
    (cost $499,925).....................  $           500           499,925
                                                            ---------------
REPURCHASE AGREEMENTS--1.8%
  Agreement with State Street Bank and
    Trust Co., bearing 4.25%, dated
    10/30/98 to be repurchased 11/02/98
    in the amount of $541,192
    collateralized by $490,000 U.S.
    Treasury Note 6.25% due 8/15/23
    approximate aggregate value $557,269
    (cost $541,000).....................              541           541,000
  Agreement with State Street Bank and
    Trust Co., bearing 4.25%, dated
    10/30/98 to be repurchased 11/02/98
    in the amount of $305,108
    collateralized by $210,000 U.S.
    Treasury Note 13.75% due 8/15/04
    approximate aggregate value $314,171
    (cost $305,000).....................              305           305,000
                                                            ---------------
TOTAL REPURCHASE AGREEMENTS
  (cost $846,000).......................                            846,000
                                                            ---------------
TOTAL INVESTMENTS--
  (cost $43,580,995)....................            100.6%       48,101,206
Liabilities in excess of other assets...             (0.6)         (269,627)
                                                  -------   ---------------
NET ASSETS--                                        100.0%  $    47,831,579
                                                  -------   ---------------
                                                  -------   ---------------

------------------
+ Non-income producing security
ADR ("American Depositary Receipt")
(1) Security is traded with rights attached

See Notes to Financial Statements

34
STYLE SELECT SERIES LOGO

Mid-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
COMMON STOCK--92.6%
AEROSPACE & MILITARY TECHNOLOGY--0.3%
  BE Aerospace, Inc.+...................           16,700   $       359,050
                                                            ---------------
APPAREL & TEXTILES--0.6%
  Warnaco Group, Inc., Class A..........           23,600           603,275
                                                            ---------------
AUTOMOTIVE--1.6%
  AutoZone, Inc.+.......................           14,400           378,900
  Danaher Corp..........................           21,400           854,663
  Donaldson Co., Inc.(1)................           20,000           363,750
                                                            ---------------
                                                                  1,597,313
                                                            ---------------
BANKS--3.1%
  Associated Banc-Corp..................           18,750           653,906
  Mercantile Bankshares Corp............           15,000           487,500
  North Fork Bancorp., Inc.(1)..........            9,800           194,775
  Westamerica Bancorp...................           17,000           564,188
  Wilmington Trust Corp.................           15,000           821,250
  Zions Bancorp.........................            7,700           408,581
                                                            ---------------
                                                                  3,130,200
                                                            ---------------
BROADCASTING & MEDIA--6.4%
  At Home Corp., Series A+..............            9,550           421,394
  Cablevision Systems Corp., Class A+...           12,400           598,300
  CheckFree Holdings Corp.+.............           11,500           180,406
  Cinar Films, Inc., Class B+...........           23,400           494,325
  Comcast Corp., Class A................           18,600           918,375
  Heftel Broadcasting Corp., Class A+...            9,900           403,425
  Imax Corp.+...........................           17,700           453,562
  Jacor Communications, Inc.+...........            5,700           313,500
  Liberty Media Group, Series A+........           15,975           607,050
  Outdoor Systems, Inc.+................           49,400         1,089,887
  United Video Satellite Group, Class
    A+..................................           25,700           401,563
  Univision Communications, Inc., Class
    A+..................................           17,900           528,050
                                                            ---------------
                                                                  6,409,837
                                                            ---------------
BUSINESS SERVICES--12.2%
  Acxiom Corp.+.........................           29,300           736,162
  ADVO, Inc.+...........................              800            20,350
  Allied Waste Industries, Inc.+........           53,425         1,145,298
  American Management Systems, Inc.+....              600            18,413
  BISYS Group, Inc.+....................           17,000           743,750
  Catalina Marketing Corp.+.............            5,200           247,975
  Cendant Corp.+........................            4,700            53,756
  Cintas Corp...........................           13,900           740,175
  Concord EFS, Inc.+....................           13,300           377,388
  Corporate Express, Inc.+..............           33,500           389,437

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

BUSINESS SERVICES (CONTINUED)

  Dames & Moore Group...................           15,000   $       180,000
  Fiserv, Inc.+.........................           16,550           769,575
  G & K Services, Inc., Class A.........           18,000           823,500
  Gartner Group, Inc., Class A+.........           15,900           316,013
  Interim Services, Inc.+...............           15,100           320,875
  J. Ray McDermott SA+..................            2,800            87,850
  Lason, Inc............................            5,000           272,500
  Medquist, Inc.........................            6,800           183,175
  National Data Corp. ..................            9,000           304,875
  NOVA Corp.............................           12,700           366,713
  Ritchie Brothers Auctioneers, Inc.....           17,000           425,000
  Romac International, Inc.+............           21,700           379,750
  Saville Systems PLC ADR+..............           27,900           467,325
  Sodexho Marriott Services, Inc.+......            1,800            58,050
  Stewart Enterprises, Inc., Class A....           24,400           561,200
  Tetra Tech, Inc.+.....................           21,800           430,550
  United Rentals, Inc.+.................           57,078         1,533,971
  Waste Management, Inc.................            6,200           279,775
                                                            ---------------
                                                                 12,233,401
                                                            ---------------
CHEMICALS--0.3%
  Great Lakes Chemical Corp.(1).........            6,600           274,725
                                                            ---------------
COMMUNICATION EQUIPMENT--3.2%
  3Com Corp.+(1)........................            7,300           263,256
  American Tower Corp., Class A.........           16,500           360,938
  Anixter International, Inc.+..........            8,800           135,850
  Broadcom Corp., Class A+..............            4,900           406,394
  Cox Communications, Inc., Class A+....            6,800           373,150
  Loral Space & Communications Corp.+...           16,300           308,681
  QUALCOMM, Inc.+.......................            7,100           394,050
  Qwest Communications International,
    Inc.+...............................           13,729           537,147
  Tellabs, Inc.+........................            7,500           412,031
                                                            ---------------
                                                                  3,191,497
                                                            ---------------
COMPUTERS & BUSINESS EQUIPMENT--0.3%
  Apple Computer, Inc.+.................            6,800           252,450
  Security Dynamics Technologies,
    Inc.+...............................            5,200            52,975
                                                            ---------------
                                                                    305,425
                                                            ---------------
DRUGS--4.4%
  Agouron Pharmaceuticals, Inc.+........           12,100           467,362
  ALZA Corp.+...........................            9,300           445,238
  Biogen, Inc.+(1)......................            9,000           624,937

                                                                              35
                                                        STYLE SELECT SERIES LOGO

Mid-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
DRUGS (CONTINUED)

  Genzyme Corp.+........................           21,000   $       882,000
  Gilead Sciences, Inc.+................           15,800           449,313
  Life Technologies, Inc................           16,500           611,531
  MedImmune, Inc.+......................            4,200           282,450
  Omnicare, Inc.........................            7,400           255,763
  Teva Pharmaceutical Industries Ltd.
    ADR.................................           10,600           416,050
                                                            ---------------
                                                                  4,434,644
                                                            ---------------
ELECTRONICS--5.0%
  Analog Devices, Inc.+(1)..............           19,100           379,613
  Dallas Semiconductor Corp.............           24,000           888,000
  KLA-Tencor Corp.+(1)..................            8,300           306,063
  Linear Technology Corp................            6,900           411,412
  Littelfuse, Inc.+.....................           26,000           562,250
  Maxim Integrated Products, Inc.+......           12,300           438,187
  Micron Electronics, Inc.+.............           18,300           382,012
  PMC-Sierra, Inc.+.....................            7,100           318,613
  Teleflex, Inc.........................            9,900           383,006
  Xilinx, Inc.+(1)......................           20,300           904,619
                                                            ---------------
                                                                  4,973,775
                                                            ---------------
ENERGY SERVICES--0.4%
  BJ Services Co.+......................           18,100           369,919
                                                            ---------------
ENERGY SOURCES--0.9%
  Anadarko Petroleum Corp...............            8,300           281,162
  Barrett Resources Corp.+..............            6,300           148,444
  EEX Corp.+............................           16,900            65,488
  Ocean Energy, Inc.+...................           33,300           416,250
                                                            ---------------
                                                                    911,344
                                                            ---------------
ENTERTAINMENT PRODUCTS--0.1%
  SFX Entertainment, Inc., Class A+.....            5,000           157,500
                                                            ---------------
FINANCIAL SERVICES--3.4%
  Capital One Financial Corp............            5,600           569,800
  E*TRADE Group, Inc.+..................            3,000            53,813
  FINOVA Group, Inc.....................           16,600           809,250
  Franklin Resources, Inc...............            6,500           245,781
  Newcourt Credit Group, Inc............            9,600           315,600
  Providian Financial Corp..............            4,200           333,375
  Tele-Communications Ventures Group,
    Series A+...........................           39,376           730,917
  Waddell & Reed Financial, Inc.+.......           16,300           341,281
                                                            ---------------
                                                                  3,399,817
                                                            ---------------
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO--2.5%
  Beringer Wine Estates Holdings, Inc.,
    Class B+............................           22,300   $     1,006,287
  Earthgrains Co........................            9,800           294,000
  Suiza Foods Corp.+....................           12,600           411,075
  US Foodservice, Inc.+.................           15,800           750,500
                                                            ---------------
                                                                  2,461,862
                                                            ---------------
FOREST PRODUCTS--1.0%
  Bemis Co., Inc.(1)....................           19,800           735,075
  Mail-Well, Inc.+......................           21,400           279,538
                                                            ---------------
                                                                  1,014,613
                                                            ---------------
HEALTH SERVICES--4.8%
  Covance, Inc.+........................           48,400         1,349,150
  HBO & Co.(1)..........................           14,600           382,338
  Health Management Associates, Inc.,
    Class A+............................           56,975         1,014,867
  Lincare Holdings, Inc.+...............           28,700         1,144,412
  Orthodontic Centers of America,
    Inc.+...............................           22,300           422,306
  Quorum Health Group, Inc.+............           11,700           168,919
  Total Renal Care Holdings, Inc.+......           11,900           291,550
                                                            ---------------
                                                                  4,773,542
                                                            ---------------
HOUSEHOLD PRODUCTS--2.3%
  Barnett, Inc.+........................           27,500           371,250
  Bush Boake Allen, Inc.+...............           13,000           347,750
  Estee Lauder Cos., Inc., Class A......            5,900           386,819
  Ionics, Inc.+.........................           20,000           620,000
  Omnipoint Corp.+......................           58,800           536,550
                                                            ---------------
                                                                  2,262,369
                                                            ---------------
INSURANCE--2.8%
  Ace Ltd...............................           21,600           731,700
  Fairfax Financial Holdings Ltd.+......              900           268,308
  Frontier Insurance Group, Inc.........           33,000           538,313
  PartnerRe Ltd.........................            8,400           333,900
  Protective Life Corp.(1)..............           10,100           374,331
  Reinsurance Group of America, Inc.....           11,000           606,375
                                                            ---------------
                                                                  2,852,927
                                                            ---------------
LEISURE & TOURISM--3.6%
  Galileo International, Inc............           16,100           610,794
  Mesaba Holdings, Inc..................           20,000           365,000
  Outback Steakhouse, Inc.+.............           11,500           398,187
  Premier Parks, Inc.+..................           32,800           727,750
  Royal Caribbean Cruises Ltd...........           14,800           412,550
  Speedway Motorsports, Inc.+...........           32,400           680,400

36
STYLE SELECT SERIES LOGO

Mid-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
LEISURE & TOURISM (CONTINUED)

  Transport World Entertainment Corp....           19,650   $       404,053
                                                            ---------------
                                                                  3,598,734
                                                            ---------------
MACHINERY--1.6%
  Arterial Vascular Engineering,
    Inc.+...............................            6,200           189,875
  MSC Industrial Direct Co., Inc., Class
    A+..................................           31,400           667,250
  Nordson Corp.(1)......................            5,000           221,250
  Smith International, Inc.+(1).........           15,100           542,656
                                                            ---------------
                                                                  1,621,031
                                                            ---------------
MEDICAL PRODUCTS--1.6%
  Biomet, Inc...........................            3,400           115,388
  Centocor, Inc.+.......................           10,300           457,706
  Henry Schein, Inc.+...................            8,500           327,250
  Sofamor Danek Group, Inc.+............            2,700           274,387
  Sybron International Corp.+...........           17,000           420,750
                                                            ---------------
                                                                  1,595,481
                                                            ---------------
METALS & MINERALS--1.0%
  Battle Mountain Gold Co...............           27,100           147,356
  Minerals Technologies, Inc............           18,100           824,682
                                                            ---------------
                                                                    972,038
                                                            ---------------
REAL ESTATE INVESTMENT TRUSTS--0.3%
  Prologis Trust........................           14,672           320,033
                                                            ---------------
RETAIL--8.4%
  AnnTaylor Stores Corp.+...............            9,600           278,400
  Barnes & Noble, Inc.+.................           14,500           473,062
  Bed Bath & Beyond, Inc.+..............            6,000           165,000
  BJ's Wholesale Club, Inc.+............           10,600           380,938
  Borders Group, Inc.+..................           22,700           576,012
  Circuit City Stores, Inc.(1)..........           11,700           423,394
  Costco Cos., Inc. +...................            6,200           351,850
  CVS Corp..............................           18,200           831,512
  eBay, Inc.+...........................            5,400           448,875
  Ethan Allen Interiors, Inc............           17,700           608,437
  Fred Meyer, Inc.+.....................            8,500           453,156
  General Nutrition Cos., Inc.+.........           15,200           221,350
  Kohl's Corp.+.........................            1,500            71,719
  Koninklijke Ahold NV ADR..............           11,100           371,156
  Micro Warehouse, Inc.+................           19,800           431,888
  OfficeMax, Inc.+......................           24,600           224,475
  Ross Stores, Inc......................            5,000           161,563
  Safeway, Inc. +.......................            9,600           459,000
  Saks, Inc.+...........................            4,900           111,475
  ShopKo Stores, Inc.+..................           10,600           331,913
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

RETAIL (CONTINUED)

  Stein Mart, Inc.+.....................           40,000   $       312,500
  Whole Foods Market, Inc.+.............           17,300           690,919
                                                            ---------------
                                                                  8,378,594
                                                            ---------------
SOFTWARE--15.1%
  Affiliated Computer Services Inc.,
    Class A+............................           17,300           640,100
  America Online, Inc.+.................            9,400         1,194,387
  Black Box Corp.+......................           17,800           582,950
  BMC Software, Inc.+...................           16,800           806,400
  Cognos, Inc.+.........................           35,000           700,000
  Computer Sciences Corp.+(1)...........            8,300           437,825
  Compuware Corp. +.....................            9,900           535,837
  DST Systems, Inc.+....................           24,900         1,245,000
  Intuit, Inc.+.........................            3,500           175,875
  Mapics, Inc...........................           17,000           314,500
  Netscape Communications Corp.+........            6,800           145,350
  Networks Associates, Inc.+............            8,200           348,500
  Novell, Inc.+.........................           36,000           535,500
  Parametric Technology Corp.+..........           20,700           344,138
  Pixar, Inc............................            8,900           421,638
  Policy Management Systems Corp.+......           23,000         1,045,062
  Rational Software Corp.+..............           26,800           589,600
  Renaissance Worldwide, Inc............           13,200           124,163
  Shared Medical Systems Corp...........           19,500           972,562
  Sterling Commerce, Inc.+..............           10,200           359,550
  Sterling Software, Inc.+..............           38,000           995,125
  SunGard Data Systems, Inc.+...........           12,200           411,750
  Synopsys, Inc.+.......................           28,800         1,297,800
  Systems & Computer Technology
    Corp.+..............................           13,900           198,075
  The Learning Co., Inc.+...............           15,800           407,838
  Yahoo!, Inc.+.........................            2,500           327,031
                                                            ---------------
                                                                 15,156,556
                                                            ---------------
TELECOMMUNICATIONS--3.3%
  Cellular Communications International,
    Inc.+...............................            8,500           524,875
  General Instrument Corp.+.............           20,400           524,025
  Global Crossing Ltd.+.................           15,200           433,200
  Globalstar Telecommunications Ltd.+...           18,916           314,479
  Level 3 Communications, Inc.+.........           12,200           397,262
  Paging Network, Inc.+.................           32,400           176,175
  Western Wireless Corp., Class A+......           46,900           938,000
                                                            ---------------
                                                                  3,308,016
                                                            ---------------

                                                                              37
                                                        STYLE SELECT SERIES LOGO

Mid-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                              SHARES/
                                             PRINCIPAL
                                              AMOUNT             VALUE
          SECURITY DESCRIPTION            (IN THOUSANDS)       (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)

TELEPHONE--0.4%
  NEXTLINK Communications, Inc., Class
    A+..................................           14,900   $       381,813
                                                            ---------------
TRANSPORTATION--1.7%
  Air Express International Corp........           25,500           535,500
  C.H. Robinson Worldwide, Inc..........           27,300           604,012
  Werner Enterprises, Inc...............           30,750           553,500
                                                            ---------------
                                                                  1,693,012
                                                            ---------------
TOTAL INVESTMENT SECURITIES--92.6%
  (cost $87,744,605)....................                         92,742,343
                                                            ---------------
SHORT-TERM SECURITIES--6.3%
  Cayman Island Time Deposit with State
    Street Bank and Trust Co.
    4.00% due 11/02/98..................  $         2,997         2,997,000
  Federal Home Loan Mortgage Discount
    Notes
    4.76% due 12/18/98..................            1,000           993,786
  Federal Home Loan Mortgage Discount
    Notes
    5.42% due 11/02/98..................            1,095         1,094,835
  Federal National Mortgage Association
    Discount Notes
    5.37% due 11/16/98..................            1,089         1,086,563
  United States Treasury Bills
    3.74% due 1/07/99...................               85            84,408
                                                            ---------------
TOTAL SHORT-TERM SECURITIES
  (cost $6,256,592).....................                          6,256,592
                                                            ---------------
REPURCHASE AGREEMENT--1.5%
  Joint Repurchase Agreement (Note 3)
    (cost $1,510,000)...................            1,510         1,510,000
                                                            ---------------
TOTAL INVESTMENTS--
  (cost $95,511,197)....................            100.4%      100,508,935
Liabilities in excess of other assets...             (0.4)         (357,204)
                                                  -------   ---------------
NET ASSETS--                                        100.0%  $   100,151,731
                                                  -------   ---------------
                                                  -------   ---------------

------------------
+ Non-income producing security
ADR ("American Depositary Receipt")
(1) Security is traded with rights attached

See Notes to Financial Statements

38
STYLE SELECT SERIES LOGO

Aggressive Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
COMMON STOCK--94.0%
AEROSPACE & MILITARY TECHNOLOGY--0.3%
  Gulfstream Aerospace Corp.+...........            9,000   $       398,250
                                                            ---------------
APPAREL & TEXTILES--0.6%
  Abercrombie & Fitch Co., Class A+.....           17,100           678,656
  Gerber Childrenswear, Inc.+...........           10,600            90,100
  Oakley, Inc.+.........................           16,700           147,169
                                                            ---------------
                                                                    915,925
                                                            ---------------
AUTOMOTIVE--2.2%
  Ford Motor Co.........................           57,485         3,118,561
                                                            ---------------
BANKS--1.6%
  City National Corp....................           11,200           382,900
  Crestar Financial Corp.(1)............            3,400           223,975
  Cullen/Frost Bankers, Inc.(1).........            8,700           463,275
  Fleet Financial Group, Inc............            9,200           367,425
  Hamilton Bancorp, Inc.+...............           13,000           344,500
  Hibernia Corp., Class A...............            8,000           133,500
  Peoples Heritage Financial Group,
    Inc.................................           16,500           294,938
                                                            ---------------
                                                                  2,210,513
                                                            ---------------
BROADCASTING & MEDIA--10.4%
  Adelphia Communications Corp., Class
    A+..................................            9,900           372,488
  At Home Corp., Series A+..............           48,330         2,132,561
  Cablevision Systems Corp., Class A+...           11,200           540,400
  Central European Media Enterprises
    Ltd., Class A+......................           31,300           193,669
  Cinar Films, Inc., Class B+...........           18,400           388,700
  Comcast Corp., Class A................            7,100           350,563
  DoubleClick, Inc.+....................            8,900           292,588
  Getty Images, Inc.+...................           33,700           408,612
  HA-LO Industries, Inc.+...............           18,500           522,625
  Harte Hanks Communications Corp.......           21,000           510,562
  Heftel Broadcasting Corp., Class A+...           12,200           497,150
  Jacor Communications, Inc.+...........            7,000           385,000
  Outdoor Systems, Inc.+................           33,080           729,827
  Scholastic Corp.+.....................           10,000           387,500
  Snyder Communications, Inc.+..........           12,100           431,819
  TCA Cable TV, Inc.....................           13,700           378,462
  Tele-Communications, Inc.,
    Series A+...........................           49,980         2,099,160
  The Petersen Cos., Inc.+..............           20,200           536,562
  Time Warner, Inc......................           30,710         2,850,272
  Wiley (John) & Sons, Inc., Class A....           12,000           438,750

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

BROADCASTING & MEDIA (CONTINUED)

  Young & Rubicam, Inc..................           14,100   $       368,363
                                                            ---------------
                                                                 14,815,633
                                                            ---------------
BUSINESS SERVICES--5.7%
  Allied Waste Industries, Inc.+........           46,700         1,001,131
  AnswerThink Consulting Group, Inc.+...           14,200           273,350
  Apollo Group, Inc., Class A+..........           13,500           432,000
  BISYS Group, Inc.+....................            8,300           363,125
  Concord EFS, Inc.+....................           16,400           465,350
  Fiserv, Inc.+.........................            7,300           339,450
  Infoseek Corp.+.......................           25,700           759,756
  META Group, Inc.+.....................            7,600           182,400
  On Assignment, Inc.+..................            5,800           190,675
  Paychex, Inc..........................            8,500           421,813
  QRS Corp.+............................           14,100           519,937
  RCM Technologies, Inc. Class A+.......           27,900           418,500
  Republic Services, Inc.+..............           22,900           500,938
  Robert Half International, Inc.+(1)...           18,100           726,262
  Saville Systems PLC ADR+..............            8,700           145,725
  Stewart Enterprises, Inc., Class A....           21,500           494,500
  United Stationers, Inc................           20,600           545,900
  Whittman-Hart, Inc.+..................           15,000           298,125
                                                            ---------------
                                                                  8,078,937
                                                            ---------------
COMMUNICATION EQUIPMENT--0.8%
  Ascend Communications, Inc.+..........            9,000           433,687
  FORE Systems, Inc.+...................           25,900           404,688
  Qwest Communications International,
    Inc.+*..............................            9,200           359,950
                                                            ---------------
                                                                  1,198,325
                                                            ---------------
COMPUTERS & BUSINESS EQUIPMENT--6.9%
  ADAC Laboratories+....................            8,500           249,688
  Apple Computer, Inc.+.................           18,500           686,812
  Compaq Computer Corp..................           24,000           759,000
  Dell Computer Corp.+..................           98,580         6,456,990
  EMC Corp.+............................           19,540         1,257,887
  Quantum Corp.+(1).....................           24,000           420,000
                                                            ---------------
                                                                  9,830,377
                                                            ---------------
DRUGS--5.7%
  Coulter Pharmaceutical, Inc...........           10,700           302,275
  Forest Labs, Inc.+....................            9,200           384,675
  Incyte Pharmaceuticals, Inc.+.........           15,700           476,888
  Lilly (Eli) & Co.(1)..................           17,930         1,451,209
  MedImmune, Inc.+......................           30,775         2,069,619
  Nanogen, Inc.+........................           20,000            97,500

                                                                              39
                                                        STYLE SELECT SERIES LOGO

Aggressive Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
DRUGS (CONTINUED)

  Pfizer, Inc.(1).......................           14,595   $     1,566,226
  Sepracor, Inc.+.......................           14,700         1,008,787
  Watson Pharmaceuticals, Inc.+.........           12,100           673,063
                                                            ---------------
                                                                  8,030,242
                                                            ---------------
EDUCATION--0.8%
  Caliber Learning Network, Inc.+.......           14,100            58,603
  DeVry, Inc.+..........................           25,900           569,800
  ITT Educational Services, Inc.+.......            7,000           207,813
  Sylvan Learning Systems, Inc.+........           12,000           369,000
                                                            ---------------
                                                                  1,205,216
                                                            ---------------
ELECTRIC UTILITIES--1.6%
  DTE Energy Co.........................           12,000           511,500
  FPL Group, Inc.(1)....................            6,000           375,375
  Niagara Mohawk Power Corp.+...........           46,000           672,750
  PP&L Resources, Inc.+.................           12,000           325,500
  Texas Utilities Co....................            9,000           393,750
                                                            ---------------
                                                                  2,278,875
                                                            ---------------
ELECTRONICS--2.3%
  Burr-Brown Corp.+.....................           21,200           393,525
  Maxim Integrated Products, Inc........           14,900           530,812
  Pittway Corp., Class A................           19,400           444,988
  Uniphase Corp.+.......................           19,500           962,812
  Vitesse Semiconductor Corp.+..........           28,500           919,125
                                                            ---------------
                                                                  3,251,262
                                                            ---------------
ENERGY SERVICES--1.8%
  BJ Services Co.+......................           19,800           404,663
  Diamond Offshore Drilling, Inc........           11,100           340,631
  Friede Goldman International, Inc.+...           14,000           232,750
  Global Industries Ltd.+...............           23,300           222,806
  Petroleum Geo-Services ADR+...........           27,700           592,087
  Transocean Offshore, Inc..............            9,600           354,600
  Weatherford International, Inc.+......           12,400           337,125
                                                            ---------------
                                                                  2,484,662
                                                            ---------------
ENERGY SOURCES--0.6%
  Anadarko Petroleum Corp...............           11,500           389,563
  Chieftain International, Inc.+........           23,400           459,225
                                                            ---------------
                                                                    848,788
                                                            ---------------
ENTERTAINMENT PRODUCTS--0.3%
  Lumen Technologies, Inc.+.............           61,100           458,250
                                                            ---------------
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
FINANCIAL SERVICES--1.9%
  Donaldson, Lufkin & Jenrette, Inc.....           10,000   $       357,500
  HealthCare Financial Partners,
    Inc.+...............................            4,500           137,531
  Morgan Stanley, Dean Witter & Co......           15,000           975,000
  Nationwide Financial Services, Inc.,
    Class A.............................           15,400           639,100
  PaineWebber Group, Inc................           10,000           334,375
  Raymond James Financial, Inc..........           10,000           229,375
                                                            ---------------
                                                                  2,672,881
                                                            ---------------
FOOD, BEVERAGE & TOBACCO--0.8%
  Aurora Foods, Inc.+...................           22,500           393,750
  Consolidated Cigar Holdings, Inc.,
    Class A+............................           29,700           341,550
  Suiza Foods Corp.+....................           13,400           437,175
                                                            ---------------
                                                                  1,172,475
                                                            ---------------
HEALTH SERVICES--3.4%
  Alternative Living Services, Inc.+....            9,200           240,350
  HBO & Co.(1)..........................           17,000           445,187
  Humana, Inc...........................           22,500           426,094
  IMS Health, Inc.......................           39,630         2,635,395
  Sunrise Assisted Living, Inc.+........            3,200           137,200
  Total Renal Care Holdings, Inc.+......           17,900           438,550
  United HealthCare Corp................           10,000           430,000
  Vision Twenty-One, Inc.+..............            8,900            51,731
                                                            ---------------
                                                                  4,804,507
                                                            ---------------
HOUSEHOLD PRODUCTS--1.4%
  Blyth Industries, Inc.+...............            2,400            66,300
  Central Garden & Pet Co.+.............           23,700           468,075
  Warner-Lambert Co.(1).................           18,220         1,427,993
                                                            ---------------
                                                                  1,962,368
                                                            ---------------
HOUSING--3.2%
  D.R. Horton, Inc......................           16,000           254,000
  Home Depot, Inc.......................           83,430         3,629,205
  Krause's Furniture, Inc.+.............           23,000            27,312
  Mohawk Industries, Inc.+..............           18,500           558,469
  Restoration Hardware, Inc.+...........            3,000            60,000
                                                            ---------------
                                                                  4,528,986
                                                            ---------------
INSURANCE--2.7%
  Allmerica Financial Corp..............           15,351           767,550
  AMBAC, Inc............................            9,200           535,325
  Annuity & Life Re Holdings Ltd.+......           10,000           232,500

40
STYLE SELECT SERIES LOGO

Aggressive Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
INSURANCE (CONTINUED)

  Enhance Financial Services Group,
    Inc.................................           17,000   $       417,563
  Protective Life Corp.(1)..............           13,800           511,462
  Reinsurance Group of America, Inc.....           13,800           655,500
  Reliance Group Holdings, Inc..........           20,000           278,750
  Terra Nova Bermuda Holdings Ltd.,
    Class A.............................           15,700           435,675
                                                            ---------------
                                                                  3,834,325
                                                            ---------------
LEISURE & TOURISM--3.3%
  Carnival Corp., Class A...............            9,500           307,562
  Championship Auto Racing Teams,
    Inc.+...............................           17,400           432,825
  Family Golf Centers, Inc.+............           24,700           518,700
  Outback Steakhouse, Inc.+.............           20,600           713,275
  Premier Parks, Inc.+..................           25,000           554,687
  Preview Travel, Inc.+.................            6,800            91,375
  Primadonna Resorts, Inc.+.............           17,000           122,188
  Royal Caribbean Cruises Ltd...........           11,600           323,350
  Steiner Leisure Ltd.+.................           18,650           448,766
  Sunterra Corp.........................           35,900           341,050
  Travel Services International,
    Inc.+...............................           22,600           446,350
  Vistana, Inc.+........................           35,700           381,544
                                                            ---------------
                                                                  4,681,672
                                                            ---------------
MACHINERY--0.3%
  Smith International, Inc.+(1).........           13,200           474,375
                                                            ---------------
MEDICAL PRODUCTS--0.2%
  Centocor, Inc.+.......................            7,400           328,838
                                                            ---------------
MULTI-INDUSTRY--1.5%
  General Electric Co...................           23,615         2,066,313
                                                            ---------------
REAL ESTATE COMPANIES--0.2%
  LaSalle Partners, Inc.+...............            7,700           225,225
                                                            ---------------
REAL ESTATE INVESTMENT TRUSTS--0.3%
  Apartment Investment & Management Co.,
    Class A.............................           13,500           471,656
                                                            ---------------
RETAIL--6.4%
  Barnes & Noble, Inc.+.................           14,500           473,063
  Borders Group, Inc.+..................           15,300           388,238
  CDnow, Inc.+..........................           14,000           101,500
  Costco Cos., Inc.+....................           35,790         2,031,082
  Dollar Tree Stores, Inc.+.............           12,050           458,653
  Elder-Beerman Stores Corp.+...........           14,000           163,625
  Gap, Inc..............................            9,300           559,162
  Movado Group, Inc.....................            8,800           162,800
  Office Depot, Inc.+...................           12,800           320,000
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

RETAIL (CONTINUED)

  PetSmart, Inc.+.......................           52,700   $       378,781
  Protection One, Inc.+.................           38,000           418,000
  SportsLine USA, Inc.+.................            5,100            71,719
  Stage Stores, Inc.+...................           31,000           410,750
  Staples, Inc.+........................           24,650           802,666
  Sunglass Hut International, Inc.+.....           28,100           126,450
  The Kroll O'Gara Co.+.................           18,000           441,000
  U.S. Vision, Inc.+....................           10,000            77,500
  Walgreen Co.(1).......................           20,880         1,016,595
  Williams Sonoma, Inc..................           23,100           629,475
                                                            ---------------
                                                                  9,031,059
                                                            ---------------
SOFTWARE--19.1%
  America Online, Inc.+.................           55,575         7,061,498
  AVT Corp.+............................            6,100           130,388
  BMC Software, Inc.+...................           23,400         1,123,200
  BroadVision, Inc.+....................           11,000           164,313
  Cambridge Technology Partners,
    Inc.+...............................           24,400           538,325
  Cisco Systems, Inc.+..................           44,310         2,794,299
  Citrix Systems, Inc.+.................           14,200         1,003,762
  CMG Information Services, Inc.+.......            7,200           408,600
  Compuware Corp.+......................           13,900           752,338
  CSG Systems International, Inc.+......            9,700           528,650
  Entrust Technologies, Inc.+...........           18,600           306,900
  Excite, Inc.+.........................           25,900           997,150
  Icon CMT Corp.+.......................           13,200           163,350
  Intuit, Inc.+.........................            7,180           360,795
  J.D. Edwards & Co.+...................           14,700           477,750
  Keane, Inc.+..........................           14,000           465,500
  Legato Systems, Inc.+.................           12,900           503,100
  Lycos, Inc.+..........................           25,200         1,023,750
  Microsoft Corp.+......................           34,350         3,636,806
  National Instruments Corp.+...........           13,550           370,931
  Network Appliance, Inc.+..............           11,200           604,800
  PeopleSoft, Inc.+.....................           36,000           760,500
  Sterling Commerce, Inc.+..............           14,200           500,550
  SunGard Data Systems, Inc.+...........           25,500           860,625
  Transaction Systems Architects, Inc.,
    Class A+............................           22,900           825,831
  Yahoo!, Inc.+.........................            5,100           667,144
                                                            ---------------
                                                                 27,030,855
                                                            ---------------
TELECOMMUNICATIONS--5.5%
  DSET Corp.+...........................           33,200           410,850
  Frontier Corp.........................           14,500           435,906
  Global Crossing Ltd.+.................            3,445            98,183
  GST Telecommunications., Inc+.........           57,800           399,181

                                                                              41
                                                        STYLE SELECT SERIES LOGO

Aggressive Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                              SHARES/            VALUE
          SECURITY DESCRIPTION               CONTRACTS         (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)

  ICG Communications, Inc.+.............            7,400   $       152,625
  Intermedia Communications, Inc........           11,700           216,450
  Level 3 Communications, Inc.+.........           50,990         1,660,362
  Lucent Technologies, Inc..............           17,750         1,423,328
  McLeodUSA, Inc., Class A+.............           10,400           378,300
  Nokia Corp., Class A ADR..............           25,545         2,377,282
  Paging Network, Inc.+.................           37,500           203,906
  StarTek Global Communications
    Corp.+..............................            7,900            72,581
                                                            ---------------
                                                                  7,828,954
                                                            ---------------
TELEPHONE--1.5%
  Century Telephone Enterprises,
    Inc.(1).............................           12,400           704,475
  MCI WorldCom, Inc.+...................           23,435         1,294,784
  Primus Telecommunications Group,
    Inc.+...............................           11,600           128,325
                                                            ---------------
                                                                  2,127,584
                                                            ---------------
TRANSPORTATION--0.7%
  Atlas Air, Inc.+......................            9,000           310,500
  Coach USA, Inc.+......................           17,200           461,175
  Offshore Logistics, Inc.+.............           13,700           204,644
                                                            ---------------
                                                                    976,319
                                                            ---------------
TOTAL COMMON STOCK
  (cost $110,746,691)...................                        133,342,208
                                                            ---------------
PUT OPTIONS--0.0%+(2)
  American Disposal Services, Inc. exp.
    11/98 @ $30.........................               75               469
  Cablevision Systems Corp.
    exp. 11/98 @ $40....................               50               937
  Comcast Corp. exp. 11/98 @ $43........               70             1,750
                                                            ---------------
TOTAL PUT OPTIONS
  (cost $45,030)........................                              3,156
                                                            ---------------
TOTAL INVESTMENT SECURITIES--94.0%
  (cost $110,791,721)...................                        133,345,364
                                                            ---------------
                                             PRINCIPAL
                                              AMOUNT             VALUE
          SECURITY DESCRIPTION            (IN THOUSANDS)       (NOTE 3)
---------------------------------------------------------------------------
SHORT-TERM SECURITIES--3.1%
  Federal Home Loan Mortgage Discount
    Notes
    5.40% due 11/02/98
    (cost $4,399,340)...................  $         4,400   $     4,399,340
                                                            ---------------
REPURCHASE AGREEMENTS--5.1%
  Joint Repurchase Agreement
    (Note 3)
    (cost $5,055,000)...................            5,055         5,055,000
  Agreement with State Street Bank and
    Trust Co., bearing 5.40%, dated
    10/30/98 to be repurchased 11/02/98
    in the amount of $2,173,978,
    collateralized by $1,895,000 U.S.
    Treasury Note 7.25% due 5/15/04
    approximate aggregate value
    $2,217,150
    (cost $2,173,000)...................            2,173         2,173,000
                                                            ---------------
  TOTAL REPURCHASE AGREEMENTS
    (cost $7,228,000)...................                          7,228,000
                                                            ---------------
TOTAL INVESTMENTS--
  (cost $122,419,061)...................            102.2%      144,972,704
Total written call options..............             (0.1)          (75,050)
Liabilities in excess of other assets...             (2.1)       (3,060,671)
                                                  -------   ---------------
NET ASSETS--                                        100.0%  $   141,836,983
                                                  -------   ---------------
                                                  -------   ---------------

------------------
+ Non-income producing security
* The security or a portion thereof has been segregated as collateral for the written option contracts.
ADR ("American Depositary Receipt")
(1) Security is traded with rights attached
(2) 1 option contract equals 100 shares

See Notes to Financial Statements

                       OPEN COVERED WRITTEN CALL OPTIONS+

                                                            EXPIRATION       STRIKE
           CALL OPTIONS               CONTRACTS(2)             DATE           PRICE      VALUE
------------------------------------------------------------------------------------------------
Qwest Communications International,
Inc. (proceeds $39,262)............              79           November 1998  $30.00    $ (75,050)
                                                                                       ---------
                                                                                       ---------

42
STYLE SELECT SERIES LOGO

Large-Cap Blend Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
COMMON STOCK--96.4%
AEROSPACE & MILITARY TECHNOLOGY--7.0%
  Allied Signal, Inc....................            5,300   $       206,369
  Cordant Technologies, Inc.............            4,300           174,956
  General Motors Corp., Class H.........            3,300           126,225
  Gulfstream Aerospace Corp.+...........            8,000           354,000
  Litton Industries, Inc.+..............            4,000           261,000
  Northrop Grumman Corp.(1).............              400            31,900
  United Technologies Corp.(1)..........            8,800           838,200
                                                            ---------------
                                                                  1,992,650
                                                            ---------------
APPAREL & TEXTILES--0.2%
  Unifi, Inc.+..........................            2,800            47,250
                                                            ---------------
AUTOMOTIVE--0.7%
  General Motors Corp...................            2,400           151,350
  Republic Industries, Inc.+............            3,600            57,825
                                                            ---------------
                                                                    209,175
                                                            ---------------
BANKS--4.9%
  Bank One Corp.........................            1,430            69,891
  BankAmerica Corp......................            3,555           204,191
  Chase Manhattan Corp..................            6,500           369,281
  First Union Corp.(1)..................            4,800           278,400
  Fleet Financial Group, Inc............            1,200            47,925
  Key Corp. Ltd.........................            6,300           190,969
  Mellon Bank Corp......................            2,000           120,250
  National City Corp....................            1,200            77,175
  Wells Fargo & Co......................              100            37,000
                                                            ---------------
                                                                  1,395,082
                                                            ---------------
BROADCASTING & MEDIA--6.0%
  Clear Channel Communications, Inc.+...            8,400           382,725
  Comcast Corp..........................            1,300            63,538
  Comcast Corp., Class A................            1,400            69,125
  Eastman Kodak Co......................            2,200           170,500
  Gannett Co., Inc......................            2,900           179,437
  Liberty Media Group, Series A+........            2,500            95,000
  Motorola, Inc.........................            3,800           197,600
  New York Times Co., Class A...........            4,200           118,650
  News Corp., Ltd. ADR..................            3,200            77,400
  Nielsen Media Research Inc............            3,066            43,499
  Pulitzer Publishing Co................            1,000            79,000
  Readers Digest Association, Inc.,
    Class A.............................            3,100            67,425
  Readers Digest Association, Inc.,
    Class B.............................            2,300            44,850
  Time Warner, Inc......................            1,200           111,375
                                                            ---------------
                                                                  1,700,124
                                                            ---------------

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
BUSINESS SERVICES--1.0%
  Browning-Ferris Industries, Inc.(1)...            3,500   $       124,031
  Newell Co.(1).........................            1,700            74,800
  Waste Management, Inc.................            1,655            74,682
                                                            ---------------
                                                                    273,513
                                                            ---------------
CHEMICALS--1.7%
  A. Schulman, Inc......................            1,900            37,763
  Dow Chemical Co.......................            1,200           112,350
  du Pont (E.I.) de Nemours & Co........            1,500            86,250
  Great Lakes Chemical Corp.(1).........            3,200           133,200
  Hercules, Inc.........................            2,800            93,275
  Octel Corp.+..........................              750            10,828
                                                            ---------------
                                                                    473,666
                                                            ---------------
COMMUNICATION EQUIPMENT--1.5%
  3Com Corp.+(1)........................            2,900           104,581
  Loral Space & Communications Corp.+...            4,500            85,219
  SBC Communications, Inc...............            5,000           231,562
                                                            ---------------
                                                                    421,362
                                                            ---------------
COMPUTERS & BUSINESS EQUIPMENT--4.4%
  Compaq Computer Corp..................            1,700            53,763
  Dell Computer Corp.+..................            1,100            72,050
  Hewlett-Packard Co....................            4,700           282,881
  Ingram Micro, Inc., Class A+..........            1,700            77,350
  International Business Machines
    Corp................................            2,300           341,406
  Knoll, Inc.+..........................            5,200           140,400
  NCR Corp.+............................            4,100           137,863
  Pitney Bowes, Inc.....................            2,500           137,656
                                                            ---------------
                                                                  1,243,369
                                                            ---------------
DRUGS--6.4%
  Abbott Laboratories, Inc..............            1,200            56,325
  American Home Products Corp...........            8,100           394,875
  Amgen, Inc.+(1).......................            3,300           259,256
  Bristol-Myers Squibb Co.(1)...........            1,800           199,013
  Lilly (Eli) & Co.(1)..................            1,300           105,219
  Merck & Co., Inc......................            2,500           338,125
  Pfizer, Inc.(1).......................            3,400           364,862
  Pharmacia & Upjohn, Inc...............            2,000           105,875
                                                            ---------------
                                                                  1,823,550
                                                            ---------------
ELECTRIC UTILITIES--3.5%
  Consolidated Edison, Inc..............            2,200           110,275
  DQE, Inc..............................            1,700            67,044
  Edison International..................            1,500            39,563

                                                                              43
                                                        STYLE SELECT SERIES LOGO

Large-Cap Blend Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
ELECTRIC UTILITIES (CONTINUED)

  Entergy Corp..........................            2,200   $        63,250
  FirstEnergy Corp......................            4,525           135,750
  FPL Group, Inc.(1)....................            1,700           106,356
  GPU, Inc..............................            2,200            94,875
  Niagara Mohawk Power Corp.+...........            2,800            40,950
  PacifiCorp............................            5,800           110,562
  Texas Utilities Co....................            1,400            61,250
  Unicom Corp...........................            4,200           158,287
                                                            ---------------
                                                                    988,162
                                                            ---------------
ELECTRICAL EQUIPMENT--1.0%
  Honeywell, Inc.(1)....................            2,700           215,662
  Hubbell, Inc., Class B................            2,100            83,738
                                                            ---------------
                                                                    299,400
                                                            ---------------
ELECTRONICS--2.2%
  AMP, Inc..............................            1,308            53,710
  Intel Corp............................            4,000           356,750
  Texas Instruments, Inc................            3,300           210,993
                                                            ---------------
                                                                    621,453
                                                            ---------------
ENERGY SERVICES--1.2%
  Baker Hughes, Inc.....................            2,900            63,981
  Diamond Offshore Drilling, Inc........            1,400            42,963
  Halliburton Co........................            1,800            64,687
  Schlumberger Ltd......................            3,200           168,000
                                                            ---------------
                                                                    339,631
                                                            ---------------
ENERGY SOURCES--4.9%
  Amerada Hess Corp.....................            3,100           171,275
  Amoco Corp............................            2,900           162,762
  Atlantic Richfield Co.................            1,600           110,200
  British Petroleum Co. PLC ADS.........            1,200           106,125
  Conoco, Inc., Class A+................            1,300            32,338
  Exxon Corp............................            3,300           235,125
  Mobil Corp.(1)........................            3,300           249,769
  Noble Affiliates, Inc.................            1,600            52,400
  Texaco, Inc.(1).......................            2,400           142,350
  Unocal Corp...........................            1,400            47,512
  USX-Marathon Group, Inc...............            2,900            94,794
                                                            ---------------
                                                                  1,404,650
                                                            ---------------
FINANCIAL SERVICES--6.5%
  American Express Co...................            5,000           441,875
  Bear Stearns Cos., Inc................            1,600            57,100
  Citigroup, Inc........................           10,042           472,601
  Federal National Mortgage
    Association.........................            2,300           162,869
  H&R Block, Inc........................            3,200           143,400
  Household International, Inc..........            4,046           147,932
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

  Merrill Lynch & Co., Inc.(1)..........            1,000   $        59,250
  Morgan Stanley, Dean Witter & Co......            2,800           181,300
  PIMCO Advisors Holdings LP............            2,000            62,875
  Washington Mutual, Inc................            3,400           127,075
                                                            ---------------
                                                                  1,856,277
                                                            ---------------
FOOD, BEVERAGE & TOBACCO--9.1%
  Anheuser-Busch Cos., Inc.(1)..........            1,200            71,325
  Brown-Forman Corp., Class B...........              700            47,556
  Coca-Cola Co..........................            2,200           148,775
  Coca-Cola Enterprises, Inc............            4,600           165,888
  ConAgra, Inc..........................            3,200            97,400
  Diageo PLC ADR........................            3,160           138,843
  General Mills, Inc....................            1,300            95,550
  Heineken NV ADR.......................            3,400           181,134
  Heinz (H.J.) & Co.....................              900            52,313
  Kellogg Co............................              500            16,500
  McCormick & Co., Inc..................            1,300            40,381
  Nabisco Holdings Corp., Class A.......              600            22,650
  PepsiCo, Inc..........................            7,100           239,625
  Philip Morris Cos., Inc...............           13,500           690,187
  Quaker Oats Co.(1)....................            1,100            64,969
  Ralston-Purina Group..................            6,500           216,937
  RJR Nabisco Holdings Corp.(1).........            1,900            54,269
  Sara Lee Corp.(1).....................            2,300           137,281
  UST, Inc..............................            3,600           122,400
                                                            ---------------
                                                                  2,603,983
                                                            ---------------
FOREST PRODUCTS--0.6%
  Fort James Corp.......................            3,100           124,969
  Georgia-Pacific Corp. (Timber
    Group)..............................              900            46,575
                                                            ---------------
                                                                    171,544
                                                            ---------------
HOUSEHOLD PRODUCTS--2.5%
  Colgate-Palmolive Co..................            1,000            88,375
  International Flavors & Fragrances,
    Inc.(1).............................            3,000           112,312
  Kimberly-Clark Corp.(1)...............            3,600           173,700
  Procter & Gamble Co...................            1,200           106,650
  Tupperware Corp.......................            3,500            54,469
  Unilever NV...........................            1,300            97,825
  Warner-Lambert Co.(1).................            1,100            86,213
                                                            ---------------
                                                                    719,544
                                                            ---------------
HOUSING--0.3%
  Home Depot, Inc.......................            2,100            91,350
                                                            ---------------
INSURANCE--6.6%
  Ace Ltd...............................            2,500            84,688
  Aetna, Inc............................            1,500           111,938

44
STYLE SELECT SERIES LOGO

Large-Cap Blend Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
INSURANCE (CONTINUED)

  Allstate Corp.........................            7,700   $       331,581
  American General Corp.................            1,800           123,300
  General Reinsurance Corp..............            1,200           263,625
  Hartford Financial Services, Inc......            2,700           143,437
  Loews Corp............................            5,000           469,687
  Nationwide Financial Services, Inc.,
    Class A.............................              400            16,600
  Progressive Corp......................              200            29,450
  Reinsurance Group Of America, Inc.....            1,700            80,750
  St. Paul Co., Inc.(1).................            4,326           143,299
  Travelers Property Casualty Corp.,
    Class A.............................            2,300            70,581
                                                            ---------------
                                                                  1,868,936
                                                            ---------------
LEISURE & TOURISM--2.2%
  Brinker International, Inc.+..........            1,500            36,281
  Continental Airlines, Inc., Class
    B+..................................            9,800           388,325
  Cracker Barrel Old Country Store,
    Inc.................................            1,100            28,325
  Host Marriott Corp.+..................            2,300            33,350
  McDonald's Corp.(1)...................            1,900           127,063
  Wendy's International, Inc............              700            14,700
                                                            ---------------
                                                                    628,044
                                                            ---------------
MACHINERY--0.6%
  Ingersoll-Rand Co.....................            3,400           171,700
                                                            ---------------
MEDICAL PRODUCTS--1.6%
  Baxter International, Inc.............              700            41,956
  Genzyme Corp.+........................              500            21,000
  Johnson & Johnson Co..................            2,300           187,450
  Pall Corp.(1).........................            5,900           148,975
  Smith & Nephew PLC....................           19,700            54,734
                                                            ---------------
                                                                    454,115
                                                            ---------------
METALS & MINERALS--1.2%
  Aluminum Co. of America(1)............              900            71,325
  Inco Ltd..............................            5,800            61,987
  Newmont Mining Corp...................            5,200           110,500
  Nucor Corp............................              600            27,188
  Reynolds Metals Co.(1)................            1,200            71,925
                                                            ---------------
                                                                    342,925
                                                            ---------------
MULTI-INDUSTRY--4.8%
  Berkshire Hathaway, Inc., Class A+....                3           193,500
  Cooper Industries, Inc................            1,400            61,775
  Corning, Inc..........................            5,400           196,087
  General Electric Co...................            4,500           393,750
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

MULTI-INDUSTRY (CONTINUED)

  Monsanto Co...........................            1,300   $        52,813
  Textron, Inc..........................            1,200            89,250
  Tomkins PLC...........................            7,000            32,394
  TRW, Inc.(1)..........................            1,400            79,713
  Tyco International Ltd................            4,400           272,525
                                                            ---------------
                                                                  1,371,807
                                                            ---------------
REAL ESTATE COMPANIES--0.2%
  Rouse Co..............................            1,700            47,706
                                                            ---------------
REAL ESTATE INVESTMENT TRUSTS--1.2%
  CarrAmerica Realty Corp...............            1,900            42,750
  Federal Realty Investment Trust.......            2,100            47,512
  Patriot American Hospitality, Inc.....            2,300            20,413
  Prologis Trust........................              900            19,631
  Reckson Associates Realty Corp........            2,000            45,375
  Simon Property Group Inc..............            2,400            71,850
  Spieker Properties, Inc...............              600            20,700
  Starwood Hotels & Resorts Trust.......            1,100            31,144
  United Dominion Realty Trust, Inc.....            2,700            30,038
                                                            ---------------
                                                                    329,413
                                                            ---------------
RETAIL--3.8%
  American Stores Co.(1)................            3,800           123,737
  Circuit City Stores, Inc.(1)..........            2,600            94,088
  Dayton Hudson Corp.(1)................            3,500           148,312
  Federated Department Stores, Inc.+....            3,200           123,000
  Gap, Inc..............................            2,000           120,250
  Limited, Inc..........................            1,500            38,438
  Office Depot, Inc.+...................            4,300           107,500
  Penney (J.C.), Inc.(1)................            1,500            71,250
  Sears, Roebuck & Co...................            2,200            98,863
  Staples, Inc.+........................            1,300            42,331
  Toys "R" Us, Inc.+....................            6,100           119,331
                                                            ---------------
                                                                  1,087,100
                                                            ---------------
SOFTWARE--2.2%
  America Online, Inc...................              800           101,650
  Cisco Systems, Inc.+..................            2,475           156,080
  First Data Corp.......................            5,100           135,150
  Microsoft Corp.+......................            2,100           222,337
  Novell, Inc.+.........................              300             4,463
                                                            ---------------
                                                                    619,680
                                                            ---------------
TELECOMMUNICATIONS--2.2%
  AT&T Corp.............................            7,800           485,550
  Frontier Corp.........................            4,400           132,275
                                                            ---------------
                                                                    617,825
                                                            ---------------

                                                                              45
                                                        STYLE SELECT SERIES LOGO

Large-Cap Blend Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                              SHARES/
                                             PRINCIPAL
                                              AMOUNT             VALUE
          SECURITY DESCRIPTION            (IN THOUSANDS)       (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)

TELEPHONE--2.9%
  Ameritech Corp........................            3,100   $       167,206
  Bell Atlantic Corp....................            7,000           371,875
  BellSouth Corp........................              700            55,869
  GTE Corp..............................            1,300            76,294
  MCI WorldCom, Inc.+...................            2,100           116,025
  Telecomunicacoes Brasileiras S.A.
    ADR+................................              600            45,562
                                                            ---------------
                                                                    832,831
                                                            ---------------
TRANSPORTATION--1.3%
  Burlington Northern Santa Fe Corp.....            4,500           138,937
  FDX Corp.+............................            1,600            84,100
  Norfolk Southern Corp.................            4,400           144,925
                                                            ---------------
                                                                    367,962
                                                            ---------------
TOTAL INVESTMENT SECURITIES--96.4%
  (cost $26,425,311)....................                         27,415,779
                                                            ---------------
SHORT-TERM SECURITIES--1.3%
  Associates Finance Services Co.
    5.50% due 11/20/98..................  $           165           164,231
  BMW US Capital Corp.
    5.70% due 11/02/98..................              212           211,966
                                                            ---------------
TOTAL SHORT-TERM SECURITIES
  (cost $376,197).......................                            376,197
                                                            ---------------

                                             PRINCIPAL
                                              AMOUNT             VALUE
          SECURITY DESCRIPTION            (IN THOUSANDS)       (NOTE 3)
---------------------------------------------------------------------------
REPURCHASE AGREEMENTS--3.0%
  Agreement with State Street Bank and
    Trust Co., bearing 4.25%, dated
    10/30/98 to be repurchased 11/02/98
    in the amount of $271,096,
    collateralized by $210,000 U.S.
    Treasury Note 10.38% due 11/15/09
    approximate aggregate value $282,914
    (cost $271,000).....................  $           271   $       271,000
  Agreement with State Street Bank and
    Trust Co., bearing 5.30%, dated
    10/30/98 to be repurchased 11/02/98
    in the amount of $580,256,
    collateralized by $415,000 U.S.
    Treasury Note 11.63%, due 11/15/04
    approximate aggregate value $591,677
    (cost $580,000).....................              580           580,000
                                                            ---------------
TOTAL REPURCHASE AGREEMENTS
  (cost $851,000).......................                            851,000
                                                            ---------------
TOTAL INVESTMENTS--
  (cost $27,652,508)....................            100.7%       28,642,976
Liabilities in excess of other assets...             (0.7)         (196,770)
                                                  -------   ---------------
NET ASSETS--                                        100.0%  $    28,446,206
                                                  -------   ---------------
                                                  -------   ---------------

------------------
+ Non-income producing security
ADR ("American Depositary Receipt")
ADS ("American Depositary Shares")
(1) Security is traded with rights attached

See Notes to Financial Statements

46
STYLE SELECT SERIES LOGO

Large-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
COMMON STOCK--93.3%
AEROSPACE & MILITARY TECHNOLOGY--2.0%
  Boeing Co. ...........................           11,800   $       442,500
  Lockheed Martin Corp. ................            2,600           289,575
  Northrop Grumman Corp.(1).............            2,000           159,500
  Precision Castparts Corp.(1)..........            1,600            70,400
                                                            ---------------
                                                                    961,975
                                                            ---------------
APPAREL & TEXTILES--0.7%
  Reebok International Ltd.+............           19,700           327,513
                                                            ---------------
AUTOMOTIVE--1.7%
  Dana Corp. ...........................            7,000           292,687
  General Motors Corp. .................            3,000           189,188
  Goodyear Tire & Rubber Co. ...........            6,200           334,025
                                                            ---------------
                                                                    815,900
                                                            ---------------
BANKS--9.2%
  Bank One Corp. .......................            3,968           193,936
  BankAmerica Corp. ....................            8,257           474,261
  Chase Manhattan Corp. ................            5,000           284,063
  First Union Corp.(1)..................            7,184           416,672
  Golden West Financial Corp. ..........            1,100            99,756
  Mercantile Bankshares Corp. ..........            5,000           162,500
  National City Corp. ..................           11,400           733,163
  Norwest Corp. ........................            1,900            70,656
  State Street Corp. ...................            1,200            74,850
  SunTrust Banks, Inc. .................              900            62,719
  U.S. Bancorp..........................           14,200           518,300
  Wells Fargo & Co. ....................            3,300         1,221,000
                                                            ---------------
                                                                  4,311,876
                                                            ---------------
BROADCASTING & MEDIA--2.2%
  AirTouch Communications, Inc.+........            3,500           196,000
  Eastman Kodak Co. ....................            4,300           333,250
  Gannett Co., Inc. ....................            3,600           222,750
  New York Times Co., Class A...........              300             8,475
  News Corp., Ltd. ADR..................            1,200            32,775
  News Corp., Ltd. ADR Preferred........            7,400           178,987
  Tribune Co.(1)........................              700            40,338
                                                            ---------------
                                                                  1,012,575
                                                            ---------------
BUSINESS SERVICES--0.2%
  Crescent Operating, Inc.+.............              300             1,481
  Waste Management, Inc. ...............            2,400           108,300
                                                            ---------------
                                                                    109,781
                                                            ---------------
CHEMICALS--1.7%
  du Pont (E.I.) de Nemours & Co. ......            5,800           333,500
  IMC Global, Inc.(1)...................           10,900           283,400

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

CHEMICALS (CONTINUED)

  Millenium Chemicals, Inc. ............            8,000   $       195,000
                                                            ---------------
                                                                    811,900
                                                            ---------------
COMMUNICATION EQUIPMENT--0.6%
  Loral Space & Communications Corp.+...              600            11,363
  SBC Communications, Inc. .............            6,000           277,875
                                                            ---------------
                                                                    289,238
                                                            ---------------
COMPUTERS & BUSINESS EQUIPMENT--7.3%
  Apple Computer, Inc.+.................            8,400           311,850
  Compaq Computer Corp. ................            5,800           183,425
  Harris Corp. .........................            2,000            70,125
  Hewlett-Packard Co. ..................           18,000         1,083,375
  International Business Machines
    Corp. ..............................            6,700           994,531
  Wallace Computer Services, Inc. ......           19,500           426,563
  Xerox Corp. ..........................            3,600           348,750
                                                            ---------------
                                                                  3,418,619
                                                            ---------------
DRUGS--2.6%
  American Home Products Corp. .........            2,300           112,125
  Bristol-Myers Squibb Co.(1)...........              600            66,338
  Glaxo Wellcome PLC ADR................              200            12,450
  Lilly (Eli) & Co.(1)..................              400            32,375
  Merck & Co., Inc. ....................              400            54,100
  Novartis AG ADR.......................            1,200           108,117
  Pfizer, Inc.(1).......................              400            42,925
  Pharmacia & Upjohn, Inc. .............           10,200           539,962
  SmithKline Beecham PLC ADR............            4,300           274,125
                                                            ---------------
                                                                  1,242,517
                                                            ---------------
ELECTRIC UTILITIES--2.8%
  American Electric Power Co., Inc. ....              500            24,469
  Central & South West Corp. ...........            4,900           136,281
  Consolidated Edison, Inc. ............              400            20,050
  GPU, Inc. ............................            5,100           219,938
  Illinova Corp. .......................           11,300           286,031
  New England Electric Systems..........            3,200           130,200
  Pinnacle West Capital Corp. ..........              100             4,381
  Southern Co. .........................            5,900           166,306
  Texas Utilities Co. ..................            7,100           310,625
                                                            ---------------
                                                                  1,298,281
                                                            ---------------
ELECTRONICS--2.9%
  Advanced Micro Devices, Inc.+.........            8,700           196,294

                                                                              47
                                                        STYLE SELECT SERIES LOGO

Large-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
ELECTRONICS (CONTINUED)

  Applied Materials, Inc.+..............            5,100   $       176,269
  Intel Corp. ..........................            3,300           294,318
  Micron Technology, Inc. ..............            1,700            64,600
  Molex, Inc. ..........................            3,325           118,661
  Novellus Systems, Inc.+...............              400            15,500
  Texas Instruments, Inc. ..............            7,600           485,925
                                                            ---------------
                                                                  1,351,567
                                                            ---------------
ENERGY SERVICES--1.3%
  Ashland, Inc. ........................            1,200            57,750
  Cooper Cameron Corp.+.................            1,800            62,550
  Halliburton Co. ......................            4,800           172,500
  Noble Drilling Corp.+.................            5,600            96,250
  Schlumberger Ltd......................            4,200           220,500
                                                            ---------------
                                                                    609,550
                                                            ---------------
ENERGY SOURCES--7.1%
  Amoco Corp. ..........................            6,600           370,425
  Atlantic Richfield Co. ...............            4,800           330,600
  British Petroleum Co. PLC ADS.........              608            53,770
  Burlington Resources, Inc.(1).........            2,600           107,088
  Conoco, Inc., Class A+................            1,800            44,775
  Devon Energy Corp. ...................            2,800            94,850
  Exxon Corp. ..........................              200            14,250
  Noble Affiliates, Inc. ...............            2,300            75,325
  Royal Dutch Petroleum Co. NY Registry
    Shares GDR..........................            7,200           354,600
  Shell Transport & Trading Co. ADR.....            2,300            84,525
  Texaco, Inc.(1).......................            4,500           266,906
  Union Pacific Resources Group,
    Inc. ...............................           30,800           400,400
  Unocal Corp. .........................           10,800           366,525
  USX-Marathon Group, Inc. .............           17,500           572,031
  YPF Sociedad Anonima ADR..............            7,000           202,562
                                                            ---------------
                                                                  3,338,632
                                                            ---------------
ENTERTAINMENT PRODUCTS--0.2%
  Hasbro, Inc.(1).......................            2,100            73,631
  Mattel, Inc. .........................            1,000            35,875
                                                            ---------------
                                                                    109,506
                                                            ---------------
FINANCIAL SERVICES--9.9%
  American Express Co. .................           13,500         1,193,062
  Associates First Capital Corp., Class
    A...................................            5,600           394,800
  Citigroup, Inc. ......................           28,658         1,348,717
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

  Coast Federal Litigation Contingent
    Payment Rights Trust................            1,500   $        14,063
  Donaldson, Lufkin & Jenrette, Inc. ...            1,600            57,200
  Federal Home Loan Mortgage Corp. .....            3,100           178,250
  Federal National Mortgage
    Association.........................            3,900           276,169
  Heller Financial, Inc., Class A.......            3,000            72,000
  Household International, Inc. ........            3,100           113,344
  Morgan Stanley, Dean Witter & Co. ....            4,700           304,325
  ReliaStar Financial Corp. ............              600            26,288
  Ryder System, Inc.(1).................            3,700            91,113
  SLM Holding Corp. ....................            8,200           328,512
  Student Loan Corp. ...................            3,500           164,062
  Washington Mutual, Inc. ..............            2,740           102,407
                                                            ---------------
                                                                  4,664,312
                                                            ---------------
FOOD, BEVERAGE & TOBACCO--3.2%
  Coca-Cola Co. ........................              100             6,762
  Corn Products International, Inc.+....            3,500            99,750
  Diageo PLC ADR........................            7,300           320,744
  Flowers Industries, Inc.(1)...........            6,000           123,000
  Nestle SA ADR.........................            1,600           170,151
  Philip Morris Cos., Inc. .............           11,100           567,487
  Universal Corp. ......................            5,500           205,219
                                                            ---------------
                                                                  1,493,113
                                                            ---------------
FOREST PRODUCTS--3.0%
  Bowater, Inc.(1)......................              700            28,569
  Georgia Pacific Corp. (Timber
    Group)..............................            5,400           119,812
  Potlatch Corp. .......................            9,500           346,750
  Sealed Air Corp.+.....................            1,500            53,156
  Sonoco Products Co. ..................            2,190            62,141
  Temple-Inland, Inc. ..................              600            29,138
  Weyerhaeuser Co. .....................            7,600           355,775
  Willamette Industries, Inc.(1)........           12,800           396,800
                                                            ---------------
                                                                  1,392,141
                                                            ---------------
GAS & PIPELINE UTILITIES--0.9%
  Equitable Resources, Inc. ............           10,000           278,125
  MCN Corp. ............................            7,400           142,912
                                                            ---------------
                                                                    421,037
                                                            ---------------
HEALTH SERVICES--3.8%
  Columbia/HCA Healthcare Corp. ........           13,700           287,700

48
STYLE SELECT SERIES LOGO

Large-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
HEALTH SERVICES (CONTINUED)

  HEALTHSOUTH Corp.+....................            4,700   $        56,988
  Tenet Healthcare Corp.+...............           18,600           519,637
  United HealthCare Corp. ..............            9,400           409,488
  Wellpoint Health Networks, Inc., Class
    A+..................................            6,900           508,012
                                                            ---------------
                                                                  1,781,825
                                                            ---------------
HOUSEHOLD PRODUCTS--0.4%
  Gillette Co.(1).......................            1,000            44,938
  Kimberly-Clark Corp.(1)...............            3,200           154,400
                                                            ---------------
                                                                    199,338
                                                            ---------------
HOUSING--0.6%
  Foster Wheeler Corp.(1)...............              400             6,350
  Masco Corp. ..........................           10,100           284,694
                                                            ---------------
                                                                    291,044
                                                            ---------------
INSURANCE--8.6%
  20th Century Industries...............            1,100            27,019
  Aetna, Inc. ..........................            6,700           499,987
  Allstate Corp. .......................           13,000           559,812
  American International Group, Inc. ...              750            63,938
  Berkley (W.R.) Corp. .................            1,500            45,094
  Chubb Corp. ..........................            6,400           393,600
  General Reinsurance Corp. ............            5,100         1,120,406
  Marsh & McLennan Cos., Inc.(1)........            1,800            99,900
  Progressive Corp. ....................            3,500           515,375
  Provident Cos., Inc. .................            1,800            52,313
  Transamerica Corp. ...................            3,000           312,000
  Transatlantic Holdings, Inc. .........            4,600           358,800
  UNUM Corp.(1).........................              400            17,775
                                                            ---------------
                                                                  4,066,019
                                                            ---------------
INVESTMENT COMPANIES--0.1%
  Morgan Stanley Asia-Pacific Fund......            7,200            50,400
                                                            ---------------
LEISURE & TOURISM--3.1%
  Brunswick Corp.(1)....................            8,000           155,500
  Delta Air Lines, Inc. ................            2,300           242,794
  KLM Royal Dutch Airlines NV...........           12,400           374,325
  McDonald's Corp.(1)...................           10,400           695,500
                                                            ---------------
                                                                  1,468,119
                                                            ---------------
MACHINERY--1.4%
  Deere & Co.(1)........................            9,800           346,675
  Dover Corp. ..........................            4,400           139,700
  Kennametal, Inc. .....................              800            16,600
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

MACHINERY (CONTINUED)

  Milacron, Inc. .......................            2,100   $        40,688
  New Holland NV........................            6,800            85,850
  Smith International, Inc.+(1).........            1,400            50,312
                                                            ---------------
                                                                    679,825
                                                            ---------------
MEDICAL PRODUCTS--1.0%
  Baxter International, Inc. ...........            7,100           425,556
  Johnson & Johnson Co. ................              800            65,200
                                                            ---------------
                                                                    490,756
                                                            ---------------
METALS & MINERALS--3.1%
  Aluminum Co. of America(1)............            5,300           420,025
  Hanson PLC ADR........................            5,400           190,687
  Martin Marietta Materials, Inc. ......            7,100           348,344
  USX-US Steel Group, Inc. .............           14,000           325,500
  Vulcan Materials Co. .................            1,300           154,213
                                                            ---------------
                                                                  1,438,769
                                                            ---------------
MULTI-INDUSTRY--0.1%
  Cooper Industries, Inc. ..............              900            39,713
  General Electric Co. .................              100             8,750
                                                            ---------------
                                                                     48,463
                                                            ---------------
REAL ESTATE COMPANIES--0.4%
  Boardwalk Equities, Inc.+.............              100             1,056
  Rouse Co. ............................            6,400           179,600
  Vornado Operating, Inc.+..............              130               813
                                                            ---------------
                                                                    181,469
                                                            ---------------
REAL ESTATE INVESTMENT TRUSTS--1.0%
  CenterPoint Properties Corp. .........              100             3,575
  Crescent Real Estate Equities Co. ....            4,100           102,756
  Equity Office Properties Trust........            1,700            40,800
  Equity Residential Properties Trust...              800            33,600
  Federal Realty Investment Trust.......              400             9,050
  Gables Residential Trust..............              100             2,631
  General Growth Properties, Inc. ......            3,300           117,356
  Home Properties of New York, Inc. ....              300             8,063
  Kimco Realty Corp. ...................              100             3,981
  Mack-Cali Realty Corp. ...............              800            23,700
  Public Storage, Inc. .................            1,100            29,356
  Reckson Associates Realty Corp. ......              200             4,538
  United Dominion Realty Trust, Inc. ...              400             4,450

                                                                              49
                                                        STYLE SELECT SERIES LOGO

Large-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)

  Vornado Realty Trust..................            2,600   $        87,587
  Weingarten Realty Investors...........              100             4,444
                                                            ---------------
                                                                    475,887
                                                            ---------------
RETAIL--4.9%
  Harcourt General, Inc. ...............           10,100           491,744
  Kmart Corp.+..........................           21,500           303,688
  Limited, Inc. ........................           13,500           345,937
  May Department Stores Co. ............            3,800           231,800
  Penney (J.C.), Inc.(1)................           10,500           498,750
  Sears, Roebuck & Co. .................            7,400           332,537
  The Sports Authority, Inc.+...........            5,400            41,175
  Toys "R" Us, Inc.+....................            3,600            70,425
                                                            ---------------
                                                                  2,316,056
                                                            ---------------
SOFTWARE--0.8%
  First Data Corp. .....................           14,700           389,550
                                                            ---------------
TELECOMMUNICATIONS--0.7%
  AT&T Corp. ...........................            5,000           311,250
  Globalstar Telecommunications Ltd.+...              400             6,650
                                                            ---------------
                                                                    317,900
                                                            ---------------
TELEPHONE--1.7%
  Ameritech Corp. ......................            3,200           172,600
  Bell Atlantic Corp.(1)................            7,500           398,437
  GTE Corp. ............................            2,400           140,850
  MCI WorldCom, Inc.+...................            1,900           104,975
                                                            ---------------
                                                                    816,862
                                                            ---------------
TRANSPORTATION--2.1%
  Burlington Northern Santa Fe Corp. ...            7,800           240,825
  Canadian National Railway Co. ........            3,212           162,006
  CSX Corp.(1)..........................           11,600           455,300
  FDX Corp.+............................              500            26,281
  Hertz Corp., Class A..................              500            17,906
  Overseas Shipholding Group, Inc. .....            4,000            70,500
                                                            ---------------
                                                                    972,818
                                                            ---------------
TOTAL COMMON STOCK
  (cost $45,154,757)....................                         43,965,133
                                                            ---------------
PREFERRED STOCK--0.2%
BROADCASTING & MEDIA--0.1%
  AirTouch Communications, Inc. Series C
    4.25%...............................              200            16,012
                                                            ---------------
                                              SHARES/
                                             PRINCIPAL
                                              AMOUNT             VALUE
          SECURITY DESCRIPTION            (IN THOUSANDS)       (NOTE 3)
---------------------------------------------------------------------------
FINANCIAL SERVICES--0.0%
  Devon Financing Trust 6.50%...........              200   $        12,275
                                                            ---------------
REAL ESTATE INVESTMENT TRUSTS--0.1%
  General Growth Properties, Inc.
    7.25% ..............................            2,500            62,344
                                                            ---------------
TOTAL PREFERRED STOCK
  (cost $91,747)........................                             90,631
                                                            ---------------
TOTAL INVESTMENT SECURITIES--93.5%
  (cost $45,246,504)....................                         44,055,764
                                                            ---------------
SHORT-TERM SECURITIES--2.9%
  Cayman Island Time Deposit with State
    Street Bank and Trust Co.
    4.00% due 11/02/98
    (cost $1,360,000)...................  $         1,360         1,360,000
                                                            ---------------
REPURCHASE AGREEMENTS--3.8%
  Agreement with State Street Bank and
    Trust Co., bearing 5.41%, dated
    10/30/98 to be repurchased 11/02/98
    in the amount of $1,185,534
    collateralized by $1,170,000 Federal
    National Mortgage Association 5.89%,
    due 7/16/03 approximate aggregate
    value $1,224,510
    (cost $1,185,000)...................            1,185         1,185,000
  Joint Repurchase Agreement Account
    (Note 3)
    (cost $585,000).....................              585           585,000
                                                            ---------------
TOTAL REPURCHASE AGREEMENTS
  (cost $1,770,000).....................                          1,770,000
                                                            ---------------
TOTAL INVESTMENTS--
  (cost $48,376,504)....................            100.2%       47,185,764
Liabilities in excess of other assets...             (0.2)          (84,857)
                                          ---------------   ---------------
NET ASSETS--                                        100.0%  $    47,100,907
                                          ---------------   ---------------
                                          ---------------   ---------------

------------------
+ Non-income producing security
ADR ("American Depositary Receipt")
ADS ("American Depositary Shares")
GDR ("Global Depositary Receipt")
(1) Security is traded with rights attached

See Notes to Financial Statements

50
STYLE SELECT SERIES LOGO

Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
COMMON STOCK--97.1%
AEROSPACE & MILITARY TECHNOLOGY--1.8%
  Boeing Co.............................            7,900   $       296,250
  LucasVarity PLC ADR+(1)...............           19,600           686,000
  Northrop Grumman Corp.(1).............           21,300         1,698,675
  Raytheon Co., Class A.................           16,900           946,400
                                                            ---------------
                                                                  3,627,325
                                                            ---------------
APPAREL & TEXTILES--0.2%
  Burlington Industries, Inc.+..........           40,500           374,625
                                                            ---------------
AUTOMOTIVE--2.4%
  AutoZone, Inc.+.......................           25,000           657,813
  Borg-Warner Automotive, Inc...........           25,500         1,195,312
  Ford Motor Co.........................           35,850         1,944,862
  Goodyear Tire & Rubber Co.............           11,500           619,563
  Lear Corp.+...........................           12,000           385,500
                                                            ---------------
                                                                  4,803,050
                                                            ---------------
BANKS--9.3%
  Bank One Corp.........................           46,884         2,291,455
  BankAmerica Corp......................           49,681         2,853,552
  Chase Manhattan Corp..................           42,000         2,386,125
  First Union Corp.(1)..................              200            11,600
  Golden West Financial Corp............            4,900           444,369
  Mellon Bank Corp......................           19,300         1,160,412
  National Bank of Canada...............           83,500         1,250,065
  Norwest Corp..........................           42,900         1,595,344
  State Street Corp.....................            6,900           430,388
  Summit Bancorp........................           29,500         1,119,156
  SunTrust Banks, Inc...................            5,300           369,344
  U.S. Bancorp..........................           17,400           635,100
  Wells Fargo & Co......................           10,300         3,811,000
                                                            ---------------
                                                                 18,357,910
                                                            ---------------
BROADCASTING & MEDIA--1.4%
  AirTouch Communications, Inc.+........           14,500           812,000
  Gannett Co., Inc......................            8,300           513,562
  New York Times Co., Class A...........           18,100           511,325
  News Corp., Ltd. ADR..................            6,300           172,069
  Scripps (E.W) Co., Class A............           13,000           575,250
  Tribune Co.(1)........................            3,700           213,213
                                                            ---------------
                                                                  2,797,419
                                                            ---------------
BUSINESS SERVICES--1.2%
  Crescent Operating, Inc.+.............            1,470             7,258
  Owens Corning Co......................           43,050         1,563,253
  Waste Management, Inc.................           17,072           770,374
                                                            ---------------
                                                                  2,340,885
                                                            ---------------
CHEMICALS--1.4%
  Cabot Corp............................           16,900           474,256
  Morton International, Inc.............           20,800           517,400

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

CHEMICALS (CONTINUED)

  Praxair, Inc..........................           25,400   $     1,022,350
  Raychem Corp.(1)......................           24,000           733,500
                                                            ---------------
                                                                  2,747,506
                                                            ---------------
COMMUNICATION EQUIPMENT--1.0%
  Loral Space & Communications Corp.+...           36,800           696,900
  SBC Communications, Inc...............           26,100         1,208,756
                                                            ---------------
                                                                  1,905,656
                                                            ---------------
COMPUTERS & BUSINESS EQUIPMENT--4.0%
  Hewlett-Packard Co....................           69,600         4,189,050
  International Business Machines
    Corp................................           18,200         2,701,562
  Xerox Corp............................           10,600         1,026,875
                                                            ---------------
                                                                  7,917,487
                                                            ---------------
DRUGS--3.3%
  Alza Corp.+...........................           20,500           981,437
  American Home Products Corp...........           29,700         1,447,875
  Biogen, Inc.+(1)......................           14,400           999,900
  Bristol-Myers Squibb Co.(1)...........            2,800           309,575
  Glaxo Wellcome PLC ADR................            1,100            68,475
  Lilly (Eli) & Co.(1)..................            2,600           210,438
  Merck & Co., Inc......................            2,400           324,600
  Novartis AG ADR.......................            5,700           513,554
  Pfizer, Inc.(1).......................            2,000           214,625
  SmithKline Beecham PLC ADR............           21,400         1,364,250
                                                            ---------------
                                                                  6,434,729
                                                            ---------------
ELECTRIC UTILITIES--4.2%
  Duke Energy Corp......................              100             6,469
  Edison International..................           30,400           801,800
  GPU, Inc..............................            9,000           388,125
  Illinova Corp.........................           35,000           885,937
  Kansas City Power & Light Co..........           58,700         1,691,294
  Niagara Mohawk Power Corp.+...........           67,000           979,875
  Pacific Gas & Electric Corp...........           16,000           487,000
  Southern Co...........................              100             2,819
  Texas Utilities Co....................           23,000         1,006,250
  Unicom Corp...........................           20,000           753,750
  Western Resources, Inc................           39,000         1,365,000
                                                            ---------------
                                                                  8,368,319
                                                            ---------------
ELECTRONICS--6.3%
  Applied Materials, Inc.+..............           24,700           853,694
  Arrow Electronics, Inc.+..............           68,300         1,489,794
  Avnet, Inc............................           26,000         1,293,500
  Eaton Corp............................            4,200           284,287
  Intel Corp............................           15,300         1,364,569
  Micron Technology, Inc................            8,000           304,000
  Molex, Inc............................           15,412           550,016

                                                                              51
                                                        STYLE SELECT SERIES LOGO

Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
ELECTRONICS (CONTINUED)

  Motorola, Inc.........................           14,000   $       728,000
  Novellus Systems, Inc.+...............            2,000            77,500
  Philips Electronics NV-
    NY Shares...........................           19,700         1,081,037
  Quantum Corp.+(1).....................           40,000           700,000
  Texas Instruments, Inc................           57,700         3,689,194
                                                            ---------------
                                                                 12,415,591
                                                            ---------------
ENERGY SERVICES--2.5%
  Cooper Cameron Corp.+.................           20,200           701,950
  Diamond Offshore Drilling, Inc........           38,600         1,184,537
  Halliburton Co........................           24,200           869,687
  McDermott International, Inc..........           27,900           817,819
  Schlumberger Ltd......................           19,200         1,008,000
  Transocean Offshore, Inc..............            9,800           361,988
                                                            ---------------
                                                                  4,943,981
                                                            ---------------
ENERGY SOURCES--5.5%
  Amerada Hess Corp.....................              100             5,525
  Amoco Corp............................              100             5,613
  Atlantic Richfield Co.................              200            13,775
  British Petroleum Co. PLC ADS.........            3,475           307,320
  Burlington Resources, Inc.(1).........            9,600           395,400
  Chevron Corp.(1)......................            8,200           668,300
  Coastal Corp..........................            9,500           334,875
  Devon Energy Corp.....................           13,700           464,087
  Exxon Corp............................              700            49,875
  Mobil Corp.(1)........................              100             7,569
  Noble Affiliates, Inc.................           28,700           939,925
  Petroleum Geo-Services ADR+...........           19,700           421,088
  Phillips Petroleum Co.(1).............           31,900         1,379,675
  R & B Falcon Corp.+...................           71,622           971,373
  Repsol SA ADR.........................           27,700         1,385,000
  Sonat, Inc............................              100             3,031
  Sun Co., Inc..........................           46,400         1,592,100
  Tosco Corp............................           12,000           336,750
  Ultramar Diamond Shamrock Corp........            3,500            94,281
  Unocal Corp...........................           23,300           790,744
  Williams Cos., Inc....................           26,500           727,094
                                                            ---------------
                                                                 10,893,400
                                                            ---------------
ENTERTAINMENT PRODUCTS--1.1%
  Harman International Industries,
    Inc.+...............................           40,000         1,617,500
  Hasbro, Inc.(1).......................            7,500           262,969
  Mattel, Inc...........................            5,900           211,662
                                                            ---------------
                                                                  2,092,131
                                                            ---------------
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
FINANCIAL SERVICES--9.9%
  American Express Co...................           42,800   $     3,782,450
  Associates First Capital Corp., Class
    A...................................            9,500           669,750
  Citigroup, Inc........................           82,023         3,860,207
  Countrywide Credit Industries,
    Inc.(1).............................           35,400         1,528,837
  Donaldson, Lufkin & Jenrette, Inc.....            9,600           343,200
  Federal Home Loan Mortgage Corp.......           14,400           828,000
  Household International, Inc..........           16,600           606,938
  Merrill Lynch & Co., Inc.(1)..........           22,900         1,356,825
  Morgan (J.P.) & Co., Inc..............              200            18,850
  Morgan Stanley, Dean Witter & Co......           28,810         1,865,447
  PaineWebber Group, Inc................           43,000         1,437,813
  ReliaStar Financial Corp..............            2,300           100,769
  SLM Holding Corp......................           78,700         3,152,919
                                                            ---------------
                                                                 19,552,005
                                                            ---------------
FOOD, BEVERAGE & TOBACCO--5.0%
  Anheuser-Busch Cos., Inc.(1)..........           22,500         1,337,344
  Coca-Cola Co..........................              500            33,813
  ConAgra, Inc..........................           37,700         1,147,494
  Gallaher Group PLC ADR................              200             5,450
  IBP, Inc..............................           75,300         2,037,806
  Nabisco Holdings Corp., Class A.......           31,600         1,192,900
  Nestle SA ADR.........................            7,000           744,409
  Philip Morris Cos., Inc...............           66,200         3,384,475
                                                            ---------------
                                                                  9,883,691
                                                            ---------------
FOREST PRODUCTS--0.7%
  Asia Pulp & Paper Ltd. ADR+...........            1,400            11,638
  International Paper Co................              100             4,644
  Mead Corp.............................           10,300           325,737
  Owens Illinois, Inc.+.................           23,200           709,050
  Sealed Air Corp.+.....................            9,400           333,112
  Union Camp Corp.(1)...................              100             4,300
                                                            ---------------
                                                                  1,388,481
                                                            ---------------
GAS & PIPELINE UTILITIES--0.1%
  KN Energy, Inc.+......................            3,600           178,875
                                                            ---------------
HEALTH SERVICES--0.9%
  Tenet Healthcare Corp.+...............           38,000         1,061,625
  Wellpoint Health Networks, Inc., Class
    A+..................................           11,000           809,875
                                                            ---------------
                                                                  1,871,500
                                                            ---------------
HOUSEHOLD PRODUCTS--0.6%
  Gillette Co.(1).......................            4,600           206,713

52
STYLE SELECT SERIES LOGO

Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
HOUSEHOLD PRODUCTS (CONTINUED)

  Kimberly-Clark Corp.(1)...............           19,000   $       916,750
                                                            ---------------
                                                                  1,123,463
                                                            ---------------
HOUSING--1.8%
  Armstrong World Industries, Inc.......           21,000         1,302,000
  Champion Enterprises, Inc.+...........           44,900           892,387
  Masco Corp............................           49,300         1,389,644
  Maytag Corp.(1).......................              200             9,888
                                                            ---------------
                                                                  3,593,919
                                                            ---------------
INSURANCE--11.5%
  20th Century Industries...............            5,900           144,919
  Ace Ltd...............................           30,000         1,016,250
  Aetna, Inc............................           18,000         1,343,250
  Allstate Corp.........................           44,500         1,916,281
  American International Group, Inc.....            3,325           283,456
  Aon Corp..............................           12,500           775,000
  Berkley (W.R.) Corp...................           44,500         1,337,781
  Chubb Corp............................           29,400         1,808,100
  CIGNA Corp.(1)........................           21,000         1,531,688
  EXEL Ltd..............................           16,700         1,276,506
  General Reinsurance Corp..............           16,900         3,712,719
  Hartford Financial Services Group,
    Inc.................................            2,000           106,250
  LaSalle Re Holdings Ltd...............           19,600           463,050
  Old Republic International Corp.......           49,450           939,550
  Orion Capital Corp....................           15,900           543,581
  PartnerRe Ltd.........................           30,000         1,192,500
  Progressive Corp......................           16,400         2,414,900
  Transatlantic Holdings, Inc...........           22,800         1,778,400
  UNUM Corp.(1).........................            2,400           106,650
                                                            ---------------
                                                                 22,690,831
                                                            ---------------
INVESTMENT COMPANIES--0.1%
  Morgan Stanley Asia-Pacific Fund......           29,800           208,600
                                                            ---------------
LEISURE & TOURISM--4.4%
  Continental Airlines, Inc., Class
    B+..................................           18,400           729,100
  Host Marriott Corp.+..................           76,800         1,113,600
  KLM Royal Dutch Airlines NV...........           48,989         1,478,855
  McDonald's Corp.(1)...................           57,400         3,838,625
  Mirage Resorts, Inc.+.................           42,500           719,844
  Tricon Global Restaurants, Inc.+......           19,500           848,250
                                                            ---------------
                                                                  8,728,274
                                                            ---------------
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
MACHINERY--1.1%
  Dover Corp............................           19,900   $       631,825
  New Holland NV........................           75,800           956,975
  Smith International, Inc.+(1).........           17,000           610,938
                                                            ---------------
                                                                  2,199,738
                                                            ---------------
MEDICAL PRODUCTS--0.8%
  Baxter International, Inc.............           21,000         1,258,688
  Johnson & Johnson Co..................            3,700           301,550
                                                            ---------------
                                                                  1,560,238
                                                            ---------------
METALS & MINERALS--4.5%
  AK Steel Holding Corp.................           37,000           640,563
  Cleveland-Cliffs, Inc.(1).............           25,300         1,004,094
  Crown, Cork & Seal Co., Inc...........           28,000           892,500
  Lafarge Corp..........................           45,200         1,522,675
  Martin Marietta Materials, Inc........           26,400         1,295,250
  Southdown, Inc........................           25,900         1,409,931
  UCAR International, Inc.+.............           68,100         1,225,800
  Vulcan Materials Co...................            6,700           794,787
                                                            ---------------
                                                                  8,785,600
                                                            ---------------
MULTI-INDUSTRY--0.0%
  Fortune Brands, Inc...................              200             6,613
  General Electric Co...................              400            35,000
                                                            ---------------
                                                                     41,613
                                                            ---------------
REAL ESTATE COMPANIES--0.4%
  Boardwalk Equities, Inc.+.............              700             7,395
  Rouse Co..............................           27,400           768,912
  Vornado Operating, Inc.+..............              560             3,500
                                                            ---------------
                                                                    779,807
                                                            ---------------
REAL ESTATE INVESTMENT TRUSTS--1.4%
  CenterPoint Properties Corp...........            2,300            82,225
  Crescent Real Estate Equities Co......           22,100           553,881
  Equity Office Properties Trust........            7,900           189,600
  Equity Residential Properties Trust...            3,200           134,400
  Federal Realty Investment Trust.......            1,400            31,675
  Gables Residential Trust..............              600            15,787
  General Growth Properties, Inc........           14,300           508,544
  Home Properties of New York, Inc......              500            13,438
  IndyMac Mortgage Holdings, Inc........           50,500           552,344
  Kimco Realty Corp.....................              300            11,944
  Mack-Cali Realty Corp.................            4,200           124,425
  Public Storage, Inc...................            5,000           133,437
  Reckson Associates Realty Corp........            3,700            83,944

                                                                              53
                                                        STYLE SELECT SERIES LOGO

Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)

  United Dominion Realty Trust, Inc.....            1,500   $        16,687
  Vornado Realty Trust..................           11,200           377,300
  Weingarten Realty Investors...........              500            22,219
                                                            ---------------
                                                                  2,851,850
                                                            ---------------
RETAIL--2.1%
  Fred Meyer, Inc.+.....................           14,700           783,694
  Harcourt General, Inc.................           35,900         1,747,881
  May Department Stores Co..............           25,650         1,564,650
                                                            ---------------
                                                                  4,096,225
                                                            ---------------
SOFTWARE--1.2%
  Computer Associates International,
    Inc.................................           20,100           791,437
  Storage Technology Corp.+.............           44,400         1,484,625
                                                            ---------------
                                                                  2,276,062
                                                            ---------------
TELECOMMUNICATIONS--0.2%
  Globalstar Telecommunications Ltd.+...            1,244            20,682
  McLeodUSA, Inc., Class A+.............            9,700           352,838
                                                            ---------------
                                                                    373,520
                                                            ---------------
TELEPHONE--2.0%
  Bell Atlantic Corp.(1)................           17,300           919,062
  GTE Corp..............................           21,700         1,273,519
  MCI WorldCom, Inc.+...................           29,000         1,602,250
  NEXTLINK Communications, Inc., Class
    A...................................            8,000           205,000
                                                            ---------------
                                                                  3,999,831
                                                            ---------------
TRANSPORTATION--2.8%
  Burlington Northern Santa Fe Corp.....           80,350         2,480,806
  Canadian National Railway Co..........            5,760           290,520
  FDX Corp.+............................           27,700         1,455,981
  Kansas City Southern Industries,
    Inc.................................           34,600         1,336,425
                                                            ---------------
                                                                  5,563,732
                                                            ---------------
TOTAL COMMON STOCK
  (cost $186,329,719)...................                        191,767,869
                                                            ---------------
PREFERRED STOCK--0.3%
BROADCASTING & MEDIA--0.1%
  AirTouch Communications, Inc. Series C
    4.25%...............................              900            72,056
FINANCIAL SERVICES--0.0%
  Devon Financing Trust 6.50%...........            1,000            61,375
REAL ESTATE COMPANIES--0.0%
  Rouse Co. Series B 3.00%..............              400            18,100
                                              SHARES/
                                             PRINCIPAL
                                              AMOUNT             VALUE
          SECURITY DESCRIPTION            (IN THOUSANDS)       (NOTE 3)
---------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--0.2%
  General Growth Properties, Inc.
    7.25%...............................           14,100   $       351,619
  Vornado Realty Trust Series A 6.50%...              300            14,475
                                                            ---------------
                                                                    366,094
                                                            ---------------
TOTAL PREFERRED STOCK
  (cost $504,046).......................                            517,625
                                                            ---------------
TOTAL INVESTMENT SECURITIES--97.4%
  (cost $186,833,765)...................                        192,285,494
                                                            ---------------
SHORT-TERM SECURITIES--0.1%
  Cayman Island Time Deposit with State
    Street Bank and Trust Co. 2.75% due
    11/02/98
    (cost $110,000).....................  $           110           110,000
                                                            ---------------
REPURCHASE AGREEMENTS--2.2%
  Agreement with State Street Bank and
    Trust Co., bearing 4.25%, dated
    10/30/98 to be repurchased 11/02/98
    in the amount of $2,072,734
    collateralized by $1,810,000 U.S.
    Treasury Note 7.25%, due 5/15/04
    approximate aggregate value
    $2,117,700
    (cost $2,072,000)...................            2,072         2,072,000
  Agreement with State Street Bank and
    Trust Co., bearing 5.41%, dated
    10/30/98 to be repurchased 11/02/98
    in the amount of $2,366,066
    collateralized by $2,330,000 Federal
    National Mortgage Association 5.89%,
    due 7/16/03 approximate aggregate
    value $2,438,555
    (cost $2,365,000)...................            2,365         2,365,000
                                                            ---------------
TOTAL REPURCHASE AGREEMENTS
  (cost $4,437,000).....................                          4,437,000
                                                            ---------------
TOTAL INVESTMENTS--
  (cost $191,380,765)...................             99.7%      196,832,494
  Other assets less liabilities.........              0.3           674,241
                                                  -------   ---------------
NET ASSETS--                                        100.0%  $   197,506,735
                                                  -------   ---------------
                                                  -------   ---------------

------------------
+ Non-income producing security
ADR ("American Deposit Receipt")
ADS ("American Depositary Shares")
(1) Security is traded with rights attached
See Notes to Financial Statements

54
STYLE SELECT SERIES LOGO

Small-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
COMMON STOCK--92.8%
AEROSPACE & MILITARY TECHNOLOGY--0.7%
  Moog, Inc., Class A...................            2,300   $        70,581
  REMEC, Inc.+..........................           26,000           273,000
                                                            ---------------
                                                                    343,581
                                                            ---------------
APPAREL & TEXTILES--3.6%
  Gerber Childrenswear, Inc.+...........           30,000           255,000
  Just For Feet, Inc.+..................            8,600           145,663
  Kellwood Co.(1).......................            6,000           163,500
  Nautica Enterprises, Inc.+............           10,600           219,287
  Oakley, Inc.+.........................           13,800           121,613
  Spiegel, Inc., Class A+...............           60,000           183,750
  Stride Rite Corp.(1)..................           16,100           146,912
  Talbots, Inc..........................            3,900            88,481
  Tarrant Apparel Group, Inc.+..........            4,000            75,500
  Wolverine World Wide, Inc.(1).........           24,000           313,500
                                                            ---------------
                                                                  1,713,206
                                                            ---------------
AUTOMOTIVE--3.6%
  Apogee Enterprises, Inc...............           14,400           151,200
  Borg-Warner Automotive, Inc...........            6,800           318,750
  Dura Automotive Systems, Inc.+........            3,200            75,600
  Federal Signal Corp...................           18,000           433,125
  Polaris Industries, Inc...............           10,600           364,375
  Titan International, Inc..............            6,900            71,588
  Tower Automotive, Inc.+...............           12,700           282,575
                                                            ---------------
                                                                  1,697,213
                                                            ---------------
BANKS--7.5%
  Astoria Financial Corp................            2,760           118,680
  Bank of Commerce / San Diego..........            4,400            54,725
  CCB Financial Corp.(1)................           12,000           631,500
  Community Bank Systems, Inc...........            8,000           224,000
  First Hawaiian, Inc...................            3,300           129,113
  First Source Bancorp, Inc. ...........           35,000           301,875
  GBC Bancorp...........................           10,000           262,500
  Greater Bay Bancorp...................            3,500           110,250
  HUBCO, Inc............................           12,810           341,066
  MECH Financial, Inc...................            7,300           173,375
  Peoples Heritage Financial Group,
    Inc.................................           20,000           357,500
  Resource Bancshares Mortgage Group,
    Inc. ...............................            5,900            85,550
  Riverview Bancorp, Inc.+..............           29,000           351,625
  St. Paul Bancorp, Inc.................           20,000           411,250
                                                            ---------------
                                                                  3,553,009
                                                            ---------------
BROADCASTING & MEDIA--3.3%
  Cable Design Technologies Corp........            8,900           146,850
  CellStar Corp.+.......................           14,400            99,000

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

BROADCASTING & MEDIA (CONTINUED)

  Hollinger International, Inc., Class
    A...................................           25,000   $       325,000
  Jones Intercable, Inc., Class A+......           31,000           868,000
  Nielsen Media Research, Inc...........            7,733           109,712
                                                            ---------------
                                                                  1,548,562
                                                            ---------------
BUSINESS SERVICES--3.0%
  Banta Corp............................           15,500           381,687
  Bowne & Co., Inc. ....................           12,100           162,594
  CDI Corp.+............................            2,400            52,350
  Cognex Corp...........................           15,200           235,600
  Granite Construction, Inc.............            5,750           191,547
  Pittston Brink's Group................           11,300           336,175
  SOS Staffing Services, Inc.+..........            3,800            32,063
                                                            ---------------
                                                                  1,392,016
                                                            ---------------
CHEMICALS--0.9%
  A. Schulman, Inc......................            5,700           113,287
  Dexter Corp...........................            5,100           149,175
  Ferro Corp............................            5,600           142,800
  Fuller (H.B.) Co. ....................              700            28,744
                                                            ---------------
                                                                    434,006
                                                            ---------------
COMMUNICATION EQUIPMENT--1.0%
  Anixter International, Inc.+..........           12,700           196,056
  Belden, Inc. .........................            6,000            87,375
  DSP Communications, Inc.+.............           11,300           110,881
  Leasing Solutions, Inc.+..............            6,200            63,163
                                                            ---------------
                                                                    457,475
                                                            ---------------
COMPUTERS & BUSINESS EQUIPMENT--3.0%
  Bell & Howell Co.+....................            8,900           235,850
  CHS Electronics, Inc.+................           10,000            97,500
  Hypercom Corp.+.......................           34,000           323,000
  Kemet Corp.+..........................           12,900           179,794
  NeoMagic Corp.+.......................            6,100           102,175
  Reynolds & Reynolds Co., Class A......           11,300           203,400
  Splash Technology Holdings, Inc.+.....           20,000           168,750
  World Color Press, Inc.+..............            3,900           118,462
                                                            ---------------
                                                                  1,428,931
                                                            ---------------
DRUGS--1.0%
  Perrigo Co.+..........................           57,300           451,238
                                                            ---------------
ELECTRIC UTILITIES--1.7%
  Calpine Corp.+........................           12,300           273,675
  Eastern Enterprises...................            1,200            49,275
  Eastern Utilities Associates..........            4,400           114,125

                                                                              55
                                                        STYLE SELECT SERIES LOGO

Small-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
ELECTRIC UTILITIES (CONTINUED)

  Public Service Co. of New Mexico......            5,600   $       123,550
  Sierra Pacific Resources Co. .........            6,300           229,556
                                                            ---------------
                                                                    790,181
                                                            ---------------
ELECTRICAL EQUIPMENT--4.1%
  Aeroquip-Vickers, Inc.................            2,300            72,450
  AptarGroup, Inc.......................            5,900           157,825
  Credence Systems Corp.+...............            9,900           146,025
  Etec Systems, Inc.+...................            5,200           176,150
  Flextronics International Ltd.+.......            3,200           166,200
  Juno Lighting, Inc.(1)................           12,000           285,000
  MagneTek, Inc.+.......................           10,000           126,875
  Mark IV Industries, Inc...............           13,700           210,637
  Roper Industries, Inc.................            7,000           124,688
  Scotsman Industries, Inc..............            3,900            79,706
  Silicon Valley Group, Inc.+...........            7,800            99,938
  Watsco, Inc...........................            4,000            67,750
  Watts Industries, Inc., Class A.......           12,100           222,337
                                                            ---------------
                                                                  1,935,581
                                                            ---------------
ELECTRONICS--4.1%
  Allen Telecom, Inc.+..................           13,500            74,250
  Benchmark Electronics, Inc.+..........            3,931            92,624
  Brooks Automation, Inc.+..............           30,000           367,500
  Lam Research Corp.+...................            7,000           101,063
  Lattice Semiconductor Corp.+..........            5,700           193,800
  Oak Industries, Inc.+.................            4,700           127,194
  Plexus Corp.+.........................            5,000           124,062
  Sawtek, Inc.+.........................           13,000           262,437
  SpeedFam International, Inc.+.........           28,000           448,000
  VLSI Technology, Inc.+................           14,400           138,600
                                                            ---------------
                                                                  1,929,530
                                                            ---------------
ENERGY SERVICES--2.2%
  Atwood Oceanics, Inc.+................            3,500            98,437
  Cliffs Drilling Co.+..................            2,300            52,613
  Key Energy Group, Inc.................           33,000           327,937
  Marine Drilling Co., Inc.+............           30,000           335,625
  New Jersey Resources Corp.............            1,800            69,188
  Pool Energy Services Co.+.............            5,900            78,544
  Tuboscope, Inc.+......................            5,700            70,537
                                                            ---------------
                                                                  1,032,881
                                                            ---------------
ENERGY SOURCES--2.8%
  Barrett Resources Corp.+..............            6,700           157,869
  Chieftain International, Inc.+........           22,000           431,750
  Devon Energy Corp.....................            5,700           193,088
  Helmerich & Payne, Inc. ..............            8,400           200,025
  Tesoro Petroleum Corp.+...............           11,300           167,381
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

ENERGY SOURCES (CONTINUED)

  Vintage Petroleum, Inc................           11,700   $       152,100
                                                            ---------------
                                                                  1,302,213
                                                            ---------------
ENTERTAINMENT PRODUCTS--1.2%
  Harman International Industries,
    Inc.+...............................           11,800           477,162
  Midway Games, Inc.+...................            9,894            97,085
                                                            ---------------
                                                                    574,247
                                                            ---------------
FINANCIAL SERVICES--0.8%
  E.W. Blanch Holdings, Inc.............            4,200           163,538
  Life Financial Corp.+.................            8,000            32,000
  Long Beach Financial Corp.+...........            8,200            58,425
  Metris Cos., Inc......................            4,402           141,960
                                                            ---------------
                                                                    395,923
                                                            ---------------
FOOD, BEVERAGE & TOBACCO--1.3%
  Canandaigua Brands, Inc., Class A.....            4,000           200,500
  Lance, Inc............................            4,000            75,000
  Universal Corp........................            5,000           186,562
  Vlasic Foods International, Inc.+.....            7,000           130,813
                                                            ---------------
                                                                    592,875
                                                            ---------------
FOREST PRODUCTS--2.3%
  Albany International Corp., Class A...            1,437            26,225
  Caraustar Industries, Inc.............            5,000           118,750
  First Brands Corp.....................           16,400           619,100
  Georgia Pacific Corp. (Timber
    Group)..............................            6,000           133,125
  Unisource Worldwide, Inc..............            8,400            77,175
  Wausau-Mosinee Paper Corp. ...........            7,200           125,550
                                                            ---------------
                                                                  1,099,925
                                                            ---------------
GAS & PIPELINE UTILITIES--0.9%
  Northwest Natural Gas Co..............            2,300            63,250
  Nui Corp..............................            4,000            93,750
  Piedmont Natural Gas, Inc.............            2,600            90,350
  Washington Gas Light Co. .............            2,300            60,806
  WICOR, Inc............................            4,000            97,500
                                                            ---------------
                                                                    405,656
                                                            ---------------
HEALTH SERVICES--2.4%
  Apria Healthcare Group, Inc.+.........           10,100            41,031
  Genesis Health Ventures, Inc.+........            7,200            97,200
  Integrated Health Services, Inc.......           15,000           242,812
  Magellan Health Services, Inc.+.......            8,700            78,844
  Mariner Post-Acute Network, Inc.......           12,600            73,238
  Sierra Health Services, Inc...........           21,350           497,722

56
STYLE SELECT SERIES LOGO

Small-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
HEALTH SERVICES (CONTINUED)

  Sun Healthcare Group, Inc.+...........           20,300   $       119,262
                                                            ---------------
                                                                  1,150,109
                                                            ---------------
HOUSEHOLD PRODUCTS--0.3%
  Libbey, Inc...........................            3,700           114,700
                                                            ---------------
HOUSING--4.1%
  Bassett Furniture Industries, Inc.....            6,400           142,400
  Congoleum Corp., Class A+.............           30,000           241,875
  Dorel Industries, Inc.+...............            6,400            84,800
  Eagle Hardware & Garden, Inc.+........            6,600           153,037
  Furniture Brands International,
    Inc.+...............................            8,000           172,000
  Holophane Corp.+......................            6,000           127,875
  Homebase, Inc.+.......................            8,800            59,400
  Hughes Supply, Inc....................            4,200           111,563
  Kaufman & Broad Home Corp.............            6,900           197,081
  Kimball International, Inc., Class
    B...................................            5,500           101,750
  La-Z-Boy, Inc.........................            5,900           108,413
  Toll Brothers, Inc.+..................           13,600           315,350
  Walter Industries, Inc.+..............            8,300           116,200
                                                            ---------------
                                                                  1,931,744
                                                            ---------------
INSURANCE--5.5%
  American Heritage Life Investment
    Corp. ..............................            5,100           106,144
  Amerin Corp.+.........................           16,500           351,656
  Capital Re Corp.......................            5,000            91,563
  Chartwell Re Corp.....................            3,100            77,113
  CMAC Investment Corp. ................            1,200            50,250
  Delphi Financial Group Inc.+..........            1,014            47,278
  Enhance Financial Services Group,
    Inc.................................            9,600           235,800
  Frontier Insurance Group, Inc.........            5,940            96,896
  Gallagher (Arthur J.) & Co............            2,800           118,650
  Harleysville Group, Inc...............            5,400           114,075
  HCC Insurance Holdings, Inc...........            8,100           145,294
  Horace Mann Educators Corp............            3,600           103,050
  LandAmerica Financial Group, Inc. ....            2,600           135,037
  Liberty Corp.(1)......................            1,386            57,519
  NAC Reinsurance Corp.(1)..............            2,300           111,406
  Orion Capital Corp....................            6,400           218,800
  Presidential Life Corp................            5,000            90,625
  Reliance Group Holdings, Inc..........           23,800           331,712
  Selective Insurance Group, Inc........            5,800           105,850
                                                            ---------------
                                                                  2,588,718
                                                            ---------------
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
INVESTMENT COMPANIES--2.3%
  Aim Eastern Europe Fund...............            6,865   $        39,903
  Central European Value Fund...........           22,700           235,512
  Emerging Markets Telecommunications
    Fund, Inc...........................           26,000           253,500
  Latin America Equity Fund, Inc........           30,000           230,625
  Morgan Stanley Asia-Pacific Fund......           45,000           315,000
                                                            ---------------
                                                                  1,074,540
                                                            ---------------
LEISURE & TOURISM--2.8%
  Alaska Air Group, Inc.+...............            1,600            57,500
  Applebee's International, Inc.........            5,800           117,450
  Bob Evans Farms, Inc..................           13,000           255,125
  Foodmaker, Inc........................            4,700            74,319
  Landry's Seafood Restaurants, Inc.+...           25,000           208,594
  Lone Star Steakhouse & Saloon,
    Inc.+...............................           11,500            89,125
  Midwest Express Holdings, Inc.........            4,300           135,987
  Prime Hospitality Corp.+..............            8,400            76,650
  Ryan's Family Steak Houses, Inc.+.....           13,800           148,350
  Sbarro, Inc...........................            5,400           126,900
  Suburban Lodges of America, Inc.+.....            6,200            49,213
                                                            ---------------
                                                                  1,339,213
                                                            ---------------
MACHINERY--3.3%
  Briggs & Stratton Corp................            4,600           216,200
  JLG Industries, Inc...................           16,600           274,937
  Kaydon Corp...........................            5,500           193,187
  Kennametal, Inc.......................              100             2,075
  Lincoln Electric Holdings, Inc........            4,600            97,750
  Milacron, Inc. .......................            4,300            83,313
  Omniquip International, Inc...........            6,100            80,063
  PPT Vision, Inc.+.....................           26,000           172,250
  Regal-Beloit Corp. ...................           10,300           216,944
  Wyman-Gordon Co.......................           14,900           212,325
                                                            ---------------
                                                                  1,549,044
                                                            ---------------
MEDICAL PRODUCTS--1.6%
  CONMED Corp.+.........................            5,900           156,350
  Hologic, Inc.+........................            5,600            75,600
  Maxxim Medical, Inc...................            4,500           113,625
  Sola International, Inc.+.............            8,900           170,769
  Sunrise Medical, Inc.+................            8,800           101,200
  Wesley Jessen VisionCare, Inc.+.......            4,500            80,437

                                                                              57
                                                        STYLE SELECT SERIES LOGO

Small-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
MEDICAL PRODUCTS (CONTINUED)

  West Co., Inc. .......................            1,882   $        55,872
                                                            ---------------
                                                                    753,853
                                                            ---------------
METALS & MINERALS--2.1%
  ACX Technologies, Inc.+...............            6,900            99,187
  Carlisle Cos., Inc....................            3,500           135,187
  Carpenter Technology Corp.............            2,800            98,175
  Cleveland-Cliffs, Inc.(1).............            2,200            87,312
  Intermet Corp.........................            7,600           118,275
  Martin Marietta Materials, Inc........            2,400           117,750
  NS Group, Inc.+.......................           23,000           161,000
  Reliance Steel & Aluminum Co..........            1,300            40,219
  Texas Industries, Inc. ...............            2,600            76,863
  Titanium Metals Corp..................            7,000            73,063
                                                            ---------------
                                                                  1,007,031
                                                            ---------------
MULTI-INDUSTRY--0.4%
  Crane Co.(1)..........................            6,000           172,875
  Standex International Corp.(1)........            1,300            32,094
                                                            ---------------
                                                                    204,969
                                                            ---------------
REAL ESTATE COMPANIES--0.1%
  Insigina/ESG Holdings, Inc.+..........            3,000            38,250
                                                            ---------------
REAL ESTATE INVESTMENT TRUSTS--7.0%
  Amli Residential Properties Trust.....            3,200            72,000
  Apartment Investment & Management Co.,
    Class A.............................            3,300           115,294
  Arden Realty Group, Inc...............            3,400            73,525
  Bedford Property Investors, Inc.......            6,400           114,400
  Bradley Real Estate, Inc..............            4,300            90,300
  Brandywine Realty Trust...............            5,300            94,738
  CBL & Associates Properties, Inc......            4,200           109,462
  Chateau Communities, Inc..............            4,200           123,375
  Chelsea GCA Realty, Inc...............            3,200           110,000
  FelCor Lodging Trust, Inc.............            7,400           174,362
  Gables Residential Trust..............           12,000           315,750
  Glenborough Realty Trust, Inc. .......            9,700           207,944
  IRT Property Co.......................           52,000           533,000
  Kilroy Realty Corp....................            6,700           148,656
  Koger Equity, Inc.....................            4,000            67,500
  Liberty Property Trust................            3,200            73,600
  MGI Properties, Inc...................            1,100            32,175
  Pacific Gulf Properties, Inc..........            3,500            69,344
  Prime Group Reality Trust.............            4,800            77,100
  Summit Properties, Inc................           26,600           468,825
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (CONTINUED)

  TriNet Corporate Realty Trust, Inc....            7,000   $       201,250
                                                            ---------------
                                                                  3,272,600
                                                            ---------------
RETAIL--4.2%
  AnnTaylor Stores Corp.+...............            3,900           113,100
  BJ's Wholesale Club, Inc.+............            4,300           154,531
  Cole National Corp., Class A+.........            6,200           128,650
  Fingerhut Co., Inc....................           17,600           148,500
  Fred's, Inc...........................            6,000            78,000
  Gibson Greetings, Inc.+...............            6,200            64,713
  Haverty Furniture Co., Inc............            4,900            92,487
  Jostens, Inc.(1)......................           30,000           676,875
  K2, Inc...............................            8,000            88,000
  Movado Group, Inc.....................            5,700           105,450
  Pier 1 Imports, Inc...................            9,400            86,950
  ShopKo Stores, Inc.+..................            3,700           115,856
  Toro Co...............................            2,900            64,163
  Wet Seal, Inc.........................            3,500            72,625
                                                            ---------------
                                                                  1,989,900
                                                            ---------------
SOFTWARE--2.6%
  Digi International, Inc.+.............           10,000           150,000
  Electronics for Imaging, Inc.+........            9,400           226,187
  Hyperion Solutions Corp.+.............            6,080           182,020
  Pinnacle Systems, Inc.+...............            4,200           141,225
  Sterling Software, Inc.+..............            8,500           222,594
  Symantec Corp.+.......................            9,000           143,438
  Wang Laboratories, Inc.+..............            7,300           155,581
                                                            ---------------
                                                                  1,221,045
                                                            ---------------
TELECOMMUNICATIONS--0.6%
  General Communication, Inc., Class
    A+..................................           55,700           167,100
  NTL, Inc.+............................            2,400           114,900
                                                            ---------------
                                                                    282,000
                                                            ---------------
TELEPHONE--1.4%
  Centennial Cellular Corp., Class A+...           14,000           483,000
  Vanguard Cellular Systems, Inc., Class
    A+..................................            7,100           162,856
                                                            ---------------
                                                                    645,856
                                                            ---------------
TRANSPORTATION--3.1%
  Budget Group, Inc., Class A+..........            5,900           105,831
  Circle International Group, Inc.......            7,700           153,038
  CNF Transportation, Inc...............            5,200           157,300

58
STYLE SELECT SERIES LOGO

Small-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                              SHARES/            VALUE
          SECURITY DESCRIPTION               WARRANTS          (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
TRANSPORTATION (CONTINUED)

  Expeditors International of
    Washington, Inc.....................            7,000   $       237,125
  Knightsbridge Tankers Ltd.............           32,000           680,000
  Pittston Burlington Co. ..............            8,800            51,150
  Teekay Shipping Corp. ................            5,200            91,000
                                                            ---------------
                                                                  1,475,444
                                                            ---------------
TOTAL COMMON STOCK
  (cost $50,964,015)....................                         43,717,265
                                                            ---------------
PREFERRED STOCK--0.1%
REAL ESTATE INVESTMENT TRUSTS--0.1%
  Apartment Investment & Management Co.
    Series E............................            1,179            46,865
                                                            ---------------
WARRANTS--0.7%+
ENERGY SERVICES--0.7%
  BJ Services Co. 4/12/00...............           22,000           357,500
                                                            ---------------
TOTAL INVESTMENT SECURITIES--93.6%
  (cost $51,480,314)....................                         44,121,630
                                                            ---------------

                                             PRINCIPAL
                                              AMOUNT             VALUE
          SECURITY DESCRIPTION            (IN THOUSANDS)       (NOTE 3)
---------------------------------------------------------------------------
REPURCHASE AGREEMENTS--5.9%
  Agreement with State Street Bank and
    Trust Co., bearing 4.25%, dated
    10/30/98 to be repurchased 11/02/98
    in the amount of $1,765,625
    collateralized by $1,145,000 U.S.
    Treasury Note 12.00%, due 8/15/13
    approximate aggregate value
    $1,804,020
    (cost $1,765,000)...................  $         1,765   $     1,765,000
  Agreement with State Street Bank and
    Trust Co., bearing 5.30%, dated
    10/30/98 to be repurchased 11/02/98
    in the amount of $994,439
    collateralized by $715,000 U.S.
    Treasury Note 11.63%, due 11/15/04
    approximate aggregate value
    $1,019,395
    (cost $994,000).....................              994           994,000
                                                            ---------------
TOTAL REPURCHASE AGREEMENTS
  (cost $2,759,000).....................                          2,759,000
                                                            ---------------
TOTAL INVESTMENTS--
  (cost $54,239,314)....................             99.5%       46,880,630
  Other assets less liabilities.........              0.5           234,672
                                                  -------   ---------------
NET ASSETS--                                        100.0%  $    47,115,302
                                                  -------   ---------------
                                                  -------   ---------------

------------------
+ Non-income producing security
(1) Security is traded with rights attached

See Notes to Financial Statements

                                                                              59
                                                        STYLE SELECT SERIES LOGO

International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
COMMON STOCK--90.7%
ARGENTINA--0.7%
  Banco Frances del Rio de la Plata SA
    ADR (Finance).......................              560   $        11,690
  Banco de Galicia y Buenos Aires SA de
    CV ADR (Finance)....................              834            14,230
  Perez Cos. SA, Class B
    (Multi-industry)....................            5,053            24,970
  Telefonica de Argentina SA ADR
    (Utilities).........................            5,750           190,110
  TV Azteca SA de CV ADR+
    (Information & Entertainment).......            2,100            18,375
  YPF Sociedad Anonima ADR (Energy).....           12,796           370,284
                                                            ---------------
                                                                    629,659
                                                            ---------------
AUSTRALIA--1.5%
  AMP Ltd.+ (Finance)...................           18,600           221,418
  Australian Gas Light Co., Ltd.
    (Utilities).........................            5,183            37,305
  Brambles Industries Ltd.
    (Multi-industry)....................           13,400           294,090
  Broken Hill Proprietary Co., Ltd.
    (Materials).........................            4,560            38,788
  Colonial Ltd. (Finance)...............           12,176            39,920
  Commonwealth Bank of Australia
    (Finance)...........................            6,196            77,079
  Fairfax (John) Holdings Ltd.
    (Information & Entertainment).......           14,000            24,518
  Fosters Brewing Group Ltd. (Consumer
    Staples)............................            6,000            14,748
  Goodman Fielder Wattie Ltd. (Consumer
    Staples)............................           15,000            19,824
  Lend Lease Corp. Ltd. (Finance).......            1,031            22,761
  National Australia Bank Ltd.
    (Finance)...........................            3,094            41,025
  News Corp., Ltd.
    (Information & Entertainment).......            9,685            66,208
  Publishing & Broadcasting Ltd.
    (Information & Entertainment).......            4,000            15,886
  TABCORP Holdings Ltd. (Information &
    Entertainment)......................           32,000           213,033
  Telstra Corp., Ltd.+ (Utilities)......           21,519            85,465
  Westpac Banking Corp. Ltd.
    (Finance)...........................            8,173            49,738

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

AUSTRALIA (CONTINUED)

  Woodside Petroleum Ltd. (Energy)......            5,000   $        26,441
                                                            ---------------
                                                                  1,288,247
                                                            ---------------
AUSTRIA--0.7%
  Erste Bank Der Oesterreichischen
    Sparkassen AG+ (Finance)............            5,400           316,052
  VA Technologie AG (Industrial &
    Commercial).........................              761            70,533
  Wienerberger Baustoffindustrie AG
    (Materials).........................              895           186,792
                                                            ---------------
                                                                    573,377
                                                            ---------------
BELGIUM--0.7%
  Credit Dexia/Communal Holding+
    (Finance)...........................              284            46,101
  Fortis AG (Finance)...................              490           140,737
  Kredietbank NV (Finance)..............            4,250           296,469
  UCB SA (Healthcare)...................               14            81,711
                                                            ---------------
                                                                    565,018
                                                            ---------------
BOTSWANA--0.1%
  Sechaba Brewery
    (Consumer Staples)..................           67,100            86,087
                                                            ---------------
BRAZIL--0.7%
  Compania Brasileira de Distribuidora
    GDR (Industrial & Commercial).......            1,000            16,766
  Compania Energetica de Minas Gerais
    ADR (Materials).....................            1,888            36,720
  Ericsson (L.M.) Telecommunications
    Co., Class B ADR
    (Information Technology)............           10,600           239,825
  Telecomunicacoes de Brasileiras SA ADR
    (Information Technology)............            4,000           303,750
  Uniao De Banco Brasilieros SA GDR+
    (Finance)...........................            1,000            17,500
                                                            ---------------
                                                                    614,561
                                                            ---------------

60
STYLE SELECT SERIES LOGO

International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)

CANADA--0.6%
  Alcan Aluminium Ltd. (Materials)......              970   $        24,360
  Cadillac Fairview Corp.+
    (Real Estate).......................            4,100            77,058
  Newcourt Credit Group, Inc.
    (Finance)...........................           11,000           361,795
  Royal Bank of Canada (Finance)........              640            29,490
                                                            ---------------
                                                                    492,703
                                                            ---------------
CHILE--0.1%
  Banco Santander-Chile, Class A ADR
    (Finance)...........................            9,000            83,250
  Chilectra SA ADR* (Utilities).........              422             8,302
                                                            ---------------
                                                                     91,552
                                                            ---------------
CHINA--0.1%
  Huaneng Power International, Inc. ADR+
    (Industrial & Commercial)...........            4,000            55,000
                                                            ---------------
DENMARK--1.4%
  Den Danske Bank+ (Finance)............              280            38,012
  ISS International Service Systems A/S,
    Class B (Industrial & Commercial)...            2,400           161,956
  Novo-Nordisk A/S, Class B
    (Healthcare)........................            2,800           326,770
  Tele Danmark A/S (Utilities)..........            2,000           217,847
  Unidanmark A/S, Class A (Finance).....            5,700           434,424
                                                            ---------------
                                                                  1,179,009
                                                            ---------------
FINLAND--1.1%
  Helsingin Puhelin Oij (Utilities).....            4,900           268,440
  Huhtamaki Oy
    (Consumer Staples)..................              841            28,212
  Konecranes International Corp.+
    (Industrial & Commercial)...........            7,300           317,328
  Nokia Corp. AB, Class A (Information
    Technology).........................            2,060           187,477
  Raisio Group PLC
    (Consumer Staples)..................           10,100           136,324
  Rauma Oy
    (Industrial & Commercial)...........            1,437            16,971
                                                            ---------------
                                                                    954,752
                                                            ---------------
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
FRANCE--12.3%
  Alcatel Alsthom Compagnie Generael D'
    Electricite (Information
    Technology).........................            1,180   $       131,467
  AXA SA de CV+
    (Information Technology)............            5,134           580,311
  Banque Nationale de Paris (Finance)...            7,305           462,685
  Canal Plus
    (Information & Entertainment).......            1,810           439,151
  Carrefour SA
    (Consumer Discretionary)............              193           128,113
  Compagnie de St. Gobain (Materials)...            1,810           267,791
  Credit Commerce France (Finance)......            1,080            75,850
  Credit Local de France+ (Finance).....               95            14,004
  Dassault Systemes SA ADR (Information
    Technology).........................            7,100           272,463
  Eiffage
    (Industrial & Commercial)...........            1,960           161,925
  Establissements Economiques du Casino
    Guichard-Perrachon SA
    (Consumer Staples)..................            3,400           338,415
  Groupe Danone
    (Consumer Staples)..................              440           116,338
  GTM-Entrepose
    (Industrial & Commercial)...........              250            27,088
  L' Oreal (Consumer Staples)...........              120            68,576
  Lafarge SA (Materials)................              422            43,143
  Lapeyre (Materials)...................              340            29,986
  Legrand SA
    (Information Technology)............              260            66,265
  Pathe SA
    (Information & Entertainment).......               50             9,548
  Peugeot SA
    (Consumer Discretionary)............            1,900           317,014
  Pinault-Printemps-Redoute SA (Consumer
    Discretionary)......................            1,650           276,193
  Primagaz Cie (Utilities)..............              120            10,799
  Renault SA+
    (Consumer Discretionary)............            6,200           265,034
  Rexel SA
    (Industrial & Commercial)...........              500            45,897
  Rhone-Poulenc Ltd., Class A
    (Healthcare)........................           11,892           543,669
  Sanofi SA (Healthcare)................            1,306           204,507
  Schneider SA+
    (Industrial & Commercial)...........            2,308           137,004

                                                                              61
                                                        STYLE SELECT SERIES LOGO

International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
FRANCE (CONTINUED)

  Scor (Finance)........................            2,200   $       126,158
  SEITA (Consumer Staples)..............            4,400           261,344
  Societe Generale (Finance)............              706            93,398
  Societe Generale d'Enterprises SA+
    (Industrial & Commercial)...........           19,700           946,723
  Societe Nationale Elf Aquitaine SA
    (Energy)............................            5,860           678,194
  Sodexho SA
    (Information & Entertainment).......            1,168           226,835
  Suez Lyonnaise des Eaux (Industrial &
    Commercial).........................            5,300           949,171
  Television Francais (Utilities).......              655           108,225
  Total SA, Class B (Energy)............            7,790           898,754
  Union du Credit--Bail Immobilier SA
    (Real Estate).......................            1,700           233,464
  Vivendi SA
    (Industrial & Commercial)...........            3,684           841,447
                                                            ---------------
                                                                 10,396,949
                                                            ---------------
GERMANY--8.9%
  Adidas AG
    (Information & Entertainment).......            2,600           304,497
  Allianz AG (Finance)..................            1,450           497,193
  Bayer AG (Materials)..................            2,983           121,193
  Bayerische Vereinsbank AG (Finance)...            8,270           656,508
  BHF-Bank AG (Finance).................           11,400           438,726
  Buderus AG
    (Consumer Discretionary)............               60            24,956
  Daimler Benz AG
    (Consumer Discretionary)............            3,100           241,413
  Degussa AG (Materials)................            5,800           278,358
  Deutsche Bank AG+ (Finance)...........            2,414           150,101
  Deutsche Telekom AG (Information
    Technology).........................            4,366           118,922
  Dresdner Bank AG (Finance)............            3,457           134,607
  Fresenius Medical Care AG
    (Healthcare)........................            5,600           258,618
  Gehe AG
    (Consumer Discretionary)............            4,160           312,659
  Hannover Rueckversicherungs AG
    (Finance)...........................            2,800           322,849
  Hoechst AG (Healthcare)...............           12,730           531,794
  Mannesmann AG (Industrial &
    Commercial).........................            8,390           825,578
  Munchener Ruckversicherungs AG
    (Finance)...........................              554           253,506
  Preussag AG (Multi-industry)..........              168            61,967
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

GERMANY (CONTINUED)

  Rhon-Klinikum AG (Consumer
    Discretionary)......................              400   $        39,843
  SAP AG
    (Information Technology)............              410           172,019
  Schering AG (Healthcare)..............            3,900           459,571
  Siemens AG (Multi-industry)...........              829            49,845
  VEBA AG (Utilities)...................            3,250           181,482
  Viag AG (Utilities)...................            1,060           719,891
  Volkswagen AG
    (Consumer Discretionary)............            4,940           371,283
                                                            ---------------
                                                                  7,527,379
                                                            ---------------
GREECE--0.1%
  Stet Hellas Telecommunications ADR
    (Information Technology)............            3,100            81,375
                                                            ---------------
HONG KONG--0.8%
  Cheung Kong (Holdings) Ltd. (Real
    Estate).............................            3,000            20,529
  CLP Holdings Ltd. (Utilities).........           10,000            56,165
  Hang Seng Bank Ltd. (Finance).........            4,000            34,603
  Henderson Land Development Co., Ltd.
    (Real Estate).......................           13,000            63,951
  Hong Kong Telecommunications Ltd.
    (Utilities).........................           23,200            46,430
  Hutchison Whampoa Ltd.
    (Multi-industry)....................           26,000           186,314
  New World Development Co., Ltd. (Real
    Estate).............................           21,000            48,806
  Peregrine Investments Holdings Ltd.(1)
    (Finance)...........................           91,000                 0
  Smartone Telecommunications
    (Utilities).........................           62,000           176,113
  Sun Hung Kai Properties Ltd.+ (Real
    Estate).............................            3,000            20,917
                                                            ---------------
                                                                    653,828
                                                            ---------------
INDIA--0.5%
  Mahanagar Telephone Nigam Ltd. GDR+
    (Information Technology)............            2,000            21,950
  The Indian Smaller Companies Fund
    Ltd.(1) (Investment Companies)......           44,749           369,627
                                                            ---------------
                                                                    391,577
                                                            ---------------

62
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-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)

IRELAND--1.8%
  Bank of Ireland (Finance).............           34,900   $       644,978
  CBT Group PLC ADR+ (Information
    Technology).........................            1,106            13,203
  CRH PLC
    (Industrial & Commercial)...........           24,700           361,840
  Esat Telecom Group PLC ADR
    (Information Technology)............            4,200           127,050
  Greencore Group PLC (Consumer
    Staples)............................           26,239           102,503
  Kerry Group, Class A+ (Consumer
    Staples)............................           24,300           306,690
                                                            ---------------
                                                                  1,556,264
                                                            ---------------
ISRAEL--0.5%
  Blue Square Israel Ltd. ADR (Consumer
    Staples)............................            8,200           105,575
  ECI Telecommunications Ltd.
    (Information Technology)............            5,700           188,812
  Orbotech Ltd.+
    (Information Technology)............            3,300           114,263
                                                            ---------------
                                                                    408,650
                                                            ---------------
ITALY--6.8%
  Alleanza Assicuraz (Finance)..........           17,600           216,840
  Assicurazione Generali SpA
    (Finance)...........................           13,980           500,519
  Banca Commerciale Italiana+
    (Finance)...........................           66,100           408,400
  Banca Nazionale del Lavoro
    (Finance)...........................          116,000           308,121
  Banca Popolare di Bergamo Credito
    Varesino SpA (Finance)..............            6,500           132,811
  Banca Popolare di Milano (Finance)....           19,500           154,259
  Banco di Roma SpA (Finance)...........           60,000           104,663
  Credito Italiano SpA (Finance)........          155,908           836,809
  ENI SpA (Energy)......................           68,671           408,369
  First British Columbia San Paolo
    (Finance)...........................           27,400           402,757
  Industrie Natuzzi SpA ADR (Consumer
    Discretionary)......................            1,000            18,187
  Istituto Mobiliare Italiano
    (Finance)...........................            9,000           138,331
  Istituto Nazionale delle Assicurazioni
    (Finance)...........................           20,000            55,076
  Italgas SpA+ (Utilities)..............           21,000            96,127
  Mediolanum SpA (Finance)..............            2,756            68,583
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

ITALY (CONTINUED)

  Seat Pagine Gialle SpA+
    (Information & Entertainment).......          566,000   $       353,847
  Telecom Italia Mobile SpA (Information
    Technology).........................           37,000           214,727
  Telecom Italia SpA (Information
    Technology).........................          184,577         1,334,047
                                                            ---------------
                                                                  5,752,473
                                                            ---------------
JAPAN--10.4%
  Advantest Corp.
    (Information Technology)............            3,200           201,750
  AJL Peps Trust (Finance)..............            3,900            25,106
  Alps Electric Co. Ltd. (Information
    Technology).........................            3,000            41,276
  Amada Co., Ltd.
    (Industrial & Commercial)...........            4,000            23,915
  Canon, Inc.
    (Information Technology)............           13,000           245,883
  Citizen Watch Co.
    (Consumer Discretionary)............            3,000            16,572
  Daiichi Pharmaceutical (Healthcare)...            5,000            83,419
  Dainippon Screen MFG Co., Ltd.
    (Information Technology)............            5,000            10,937
  Daiwa House Industry Co., Ltd.
    (Consumer Discretionary)............            6,000            67,679
  DDI Corp. (Utilities).................               12            34,997
  East Japan Railway Co. (Industrial &
    Commercial).........................               22           130,400
  Fanuc Ltd.
    (Information Technology)............            1,400            42,031
  Fuji Photo Film Co., Ltd. (Information
    Technology).........................            6,000           219,763
  Fujitsu Ltd.
    (Information Technology)............            2,000            21,273
  Hankyu Realty Co.
    (Real Estate).......................           17,000            69,995
  Hitachi Ltd.+
    (Information Technology)............           16,000            81,386
  Honda Motor Co. Ltd. (Consumer
    Discretionary)......................            5,000           150,112
  Inax Corp.
    (Consumer Staples)..................            2,000             9,899
  Ito-Yokado Co. Ltd. (Consumer
    Discretionary)......................            3,000           174,987
  KAO Corp.
    (Consumer Staples)..................           24,100           487,871
  Kokuyo Co. Ltd. (Materials)...........            3,000            39,887
  Komatsu Ltd.
    (Industrial & Commercial)...........            6,000            32,424

                                                                              63
                                                        STYLE SELECT SERIES LOGO

International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
JAPAN (CONTINUED)

  Komori Co. Ltd. (Industrial &
    Commercial).........................            2,000   $        36,713
  Kuraray Co., Ltd. (Healthcare)........            7,000            74,635
  Kyocera Corp.
    (Information Technology)............            3,600           159,032
  Makita Corp.
    (Industrial & Commercial)...........            4,000            42,271
  Marui Co. Ltd.
    (Consumer Discretionary)............            9,000           156,716
  Matsushita Communication Industrial
    Co.
    (Information Technology)............            6,000           277,406
  Matsushita Electric Industrial Co.
    Ltd.+
    (Information Technology)............           14,000           205,473
  Minebea Co., Ltd. (Industrial &
    Commercial).........................           32,000           300,566
  Mitsubishi Corp.
    (Consumer Discretionary)............           10,000            52,925
  Mitsubishi Heavy Industries Ltd.
    (Industrial & Commercial)...........           42,000           162,120
  Mitsui Fudosan Co. Ltd. (Real
    Estate).............................           18,000           119,506
  Murata Manufacturing Co., Ltd.
    (Information Technology)............            4,000           134,843
  NEC Corp.
    (Information Technology)............           23,300           172,482
  Nichei Co. Ltd.
    (Industrial & Commercial)...........              600            48,482
  Nintendo Co. Ltd. (Information &
    Entertainment)......................            3,000           253,731
  Nippon Denso Co. Ltd. (Industrial &
    Commercial).........................           14,000           263,596
  Nippon Telegraph & Telephone Mobile
    Communications Corp. (Utilities)....                6           216,675
  Nippon Telegraph & Telephone Corp.
    (Utilities).........................               11            86,053
  Nomura Securities Co. Ltd.
    (Finance)...........................           15,000           113,227
  Orix Corp. (Finance)..................            7,200           515,697
  Pioneer Electronic Corp. (Industrial &
    Commercial).........................            2,000            32,939
  Rohm Co.
    (Information Technology)............            4,000           353,405
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

JAPAN (CONTINUED)

  Sankyo Co. Ltd. (Healthcare)..........            9,000   $       203,037
  Sekisui Chemical Co. Ltd.
    (Materials).........................            8,000            43,575
  Sekisui House Ltd. (Consumer
    Discretionary)......................            6,000            59,753
  Seven-Eleven Japan Co. Ltd. (Consumer
    Discretionary)......................            1,000            75,999
  Shin-Etsu Chemical Co. Ltd.
    (Materials).........................            7,000           139,304
  Shiseido Co. Ltd.
    (Consumer Staples)..................            4,000            43,781
  Shohkoh Fund & Co. Ltd. (Investment
    Companies)..........................            1,150           349,696
  Sony Corp.
    (Information Technology)............            7,100           450,678
  Sumitomo Corp.
    (Industrial & Commercial)...........           16,000            76,583
  Sumitomo Electric Industries Ltd.
    (Industrial & Commercial)...........           19,000           210,242
  Sumitomo Forestry Co. Ltd.
    (Materials).........................            2,000            13,604
  Takeda Chemical Industries Ltd.
    (Healthcare)........................           10,700           347,856
  Takefuji Corp. (Finance)..............            1,400            74,575
  TDK Corp.
    (Information Technology)............            7,000           461,143
  Tokio Marine & Fire Insurance Co. Ltd.
    (Finance)...........................            2,000            22,731
  Tokyo Electron Ltd. (Information
    Technology).........................            2,000            65,020
  Tokyo Steel Manufacturing Co.
    (Materials).........................            2,000             9,092
  Toppan Printing Co. Ltd.
    (Information & Entertainment).......            8,000            82,004
  UNY Co. Ltd.
    (Consumer Staples)..................            4,000            65,191
                                                            ---------------
                                                                  8,783,919
                                                            ---------------
KAZAKHSTAN--0.1%
  Firebird Republica Fund Ltd. (1)
    (Investment Companies)..............              960            52,615
                                                            ---------------
LUXEMBOURG--0.0%
  Societe Europeenne des Satellites SA
    (Information & Entertainment).......              100            16,350
                                                            ---------------
MEXICO--0.8%
  Cemex SA (Materials)..................              385               918

64
STYLE SELECT SERIES LOGO

International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
MEXICO (CONTINUED)

  Cemex SA de CV ADR (Materials)........            3,000   $        13,781
  Cemex SA de CV Class B (Materials)....           12,834            35,805
  Cifra SA de CV ADR (Consumer
    Discretionary)......................              161             2,160
  Fomento Economico Mexicano SA+
    (Finance)...........................            8,000            20,617
  Fomento Economico Mexicano SA, Class B
    ADR (Finance).......................            9,900           258,019
  Gruma SA ADR
    (Consumer Staples)..................              632             6,368
  Gruma SA, Class B+
    (Consumer Staples)..................            5,124            12,166
  Grupo Industrial Maseca SA de CV,
    Class B (Industrial & Commercial)...            9,000             7,301
  Grupo Modelo SA de CV, Class C
    (Consumer Staples)..................           20,000            42,145
  Grupo Televisa SA de CV GDR
    (Information & Entertainment).......            1,400            37,975
  Kimberly-Clark de Mexico SA de CV,
    Class A (Materials).................            6,526            19,111
  Panamerican Beverages, Inc., Class A
    ADR
    (Consumer Staples)..................            2,000            40,500
  Telefonos de Mexico SA ADR
    (Utilities).........................            3,550           187,484
                                                            ---------------
                                                                    684,350
                                                            ---------------
NETHERLANDS--8.0%
  ABN Amro Holdings NV (Finance)........            7,408           138,767
  Akzo Nobel NV (Materials).............              720            27,976
  ASM Lithography Holdings NV
    (Information Technology)............            3,230            81,941
  Benckiser NV Class B (Consumer
    Staples)............................            4,000           226,712
  CSM NV (Consumer Staples).............           11,650           573,631
  Elsevier NV
    (Consumer Discretionary)............           17,800           250,550
  Equant NV-NY Shares+ (Information
    Technology).........................            2,500           108,353
  Fortis Amev NV (Finance)..............            3,080           199,954
  Gucci Group NV-NY Registry Shares
    (Consumer Discretionary)............              532            20,282
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

NETHERLANDS (CONTINUED)

  ING Groep NV (Finance)................           20,506   $       992,128
  Koninklijke Ahold NV (Consumer
    Discretionary)......................           17,896           594,793
  Koninklijke Numico NV (Consumer
    Staples)............................            2,620           103,064
  Koninklijke Pakhoed NV (Industrial &
    Commercial).........................            7,580           186,615
  Laurus NV
    (Consumer Discretionary)............            6,440           161,995
  Nutreco Holding NV (Consumer
    Staples)............................            7,418           252,104
  Philips Electronics NV (Information
    Technology).........................            4,850           258,016
  PolyGram NV
    (Information & Entertainment).......            2,730           160,868
  Royal Dutch Petroleum Co. (Energy)....            9,370           452,340
  Royal Koninklijke KPN NV
    (Utilities).........................           11,020           428,190
  SGS Thomson Microelectronics NV
    (Information Technology)............              910            55,689
  TNT Post Group NV+ (Industrial &
    Commercial).........................              290             7,760
  Unilever PLC (Multi-industry).........            3,990           295,975
  Vedior NV+
    (Industrial & Commercial)...........           10,113           257,635
  Vendex Non Food
    (Consumer Discretionary)............            9,200           233,884
  Wolters Kluwer NV+
    (Information & Entertainment).......            3,636           704,451
                                                            ---------------
                                                                  6,773,673
                                                            ---------------
NEW ZEALAND--0.0%
  Telecommunications Corp. of New
    Zealand Ltd. (Information
    Technology).........................            7,000            28,728
  Telecommunications Corp. of New
    Zealand Ltd. IR (Information
    Technology).........................            5,000             9,744
                                                            ---------------
                                                                     38,472
                                                            ---------------
NORWAY--0.6%
  Norsk Hydro ASA (Energy)..............            4,420           192,083
  Orkla ASA, Class A
    (Multi-industry)....................           12,040           203,569

                                                                              65
                                                        STYLE SELECT SERIES LOGO

International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
NORWAY (CONTINUED)

  Saga Petroleum ASA, Series A
    (Energy)............................              770   $         9,725
  Sparebanken NOR+ (Finance)............            4,200            79,853
                                                            ---------------
                                                                    485,230
                                                            ---------------
PORTUGAL--2.1%
  Banco Comercial Portugues SA+
    (Finance)...........................            7,500           234,779
  Banco Mello SA (Finance)..............           12,133           133,530
  BPI-SGPS SA+ (Finance)................            5,500           168,643
  Cimpor-Cimentos de Portugal SA
    (Materials).........................            8,700           300,710
  Electricidad de Portugal SA
    (Utilities).........................           13,500           339,337
  Jeronimo Martins SGPS SA (Consumer
    Discretionary)......................            3,156           136,705
  Telecel-Comunicacaoes Pessoais SA+
    (Utilities).........................            2,600           478,945
                                                            ---------------
                                                                  1,792,649
                                                            ---------------
RUSSIA--0.0%
  Gazprom ADR (Energy)..................            1,080            10,071
  Lukoil Holdings ADR (Energy)..........              120             1,950
                                                            ---------------
                                                                     12,021
                                                            ---------------
SINGAPORE--0.1%
  Overseas Chinese Banking Corp., Ltd.
    alien shares (Finance)..............            5,000            21,813
  Singapore Press Holdings Ltd.
    (Information & Entertainment).......            3,177            27,524
  Singapore Telecommunications Ltd.+
    (Information Technology)............           13,000            22,445
                                                            ---------------
                                                                     71,782
                                                            ---------------
SOUTH AFRICA--0.1%
  Sappi Ltd. (Materials)................           19,700            98,544
                                                            ---------------
SPAIN--5.0%
  Aldeasa SA
    (Consumer Discretionary)............            3,000           102,229
  Banco Bilbao Vizcaya SA (Finance).....            3,930            53,010
  Banco Popular Espanol SA (Finance)....            4,500           277,936
  Banco Santander SA (Finance)..........            7,766           142,243
  Corporation Bancaria de Espana SA
    (Finance)...........................           35,767           778,261
  Endesa SA (Utilities).................           46,900         1,181,989
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

SPAIN (CONTINUED)

  Fomento de Construcciones y Contratas
    SA
    (Industrial & Commercial)...........            8,000   $       420,275
  Gas Natural SDG SA (Utilities)........              990            85,253
  Iberdrola SA (Utilities)..............            6,030            97,389
  Repsol SA (Energy)....................            1,084            54,408
  Tabacalera SA, Class A (Consumer
    Staples)............................           17,400           419,991
  Telefonica SA (Utilities).............           13,329           601,821
                                                            ---------------
                                                                  4,214,805
                                                            ---------------
SWEDEN--2.4%
  ABB AB, Class A (Utilities)...........            5,870            62,039
  ABB AG+ (Utilities)...................              110           131,646
  Astra AB, Class B (Healthcare)........           15,020           235,710
  Atlas Copco AB, Class B (Industrial &
    Commercial).........................            3,450            80,217
  Biora AB ADR (Healthcare).............            4,800            83,400
  Castellum AB (Real Estate)............           18,800           166,180
  Electrolux AB
    (Consumer Discretionary)............           23,225           349,595
  Ericsson L.M. Telecommunications Co.,
    Class B
    (Information Technology)............           12,700           286,344
  Granges AB+ (Materials)...............              380             4,965
  Hennes & Mauritz AB, Class B
    (Consumer Discretionary)............            3,600           253,651
  Kinnevik AB, Series B
    (Multi-industry)....................            4,100           106,098
  Nordbanken AB (Finance)...............           29,373           176,102
  Sandvik AB, Class B (Industrial &
    Commercial).........................            2,240            46,057
                                                            ---------------
                                                                  1,982,004
                                                            ---------------
SWITZERLAND--6.1%
  Adecco SA
    (Industrial & Commercial)...........              430           171,327
  CS Holding AG+ (Finance)..............              694           106,637
  Gebrueder Sulzer AG+ (Consumer
    Staples)............................              356           204,885
  Julius Baer Holdings AG (Finance).....               35           107,172
  Nestle SA (Consumer Staples)..........              310           658,747
  Novartis AG (Healthcare)..............              607         1,092,806
  Roche Holdings AG (Healthcare)........               56           652,844
  SIG Schweizerische Industrie-
    Gesellschaft Holdings AG+
    (Industrial & Commercial)...........              230           154,431

66
STYLE SELECT SERIES LOGO

International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
SWITZERLAND (CONTINUED)

  Swisscom AG+ (Utilities)..............            2,427   $       821,953
  TAG Heuer International SA+ (Consumer
    Discretionary)......................            2,950           192,633
  UBS AG+ (Finance).....................            2,196           601,944
  Zurich Allied AG+ (Finance)...........              600           364,347
                                                            ---------------
                                                                  5,129,726
                                                            ---------------
UNITED KINGDOM--15.6%
  Abbey National PLC (Finance)..........            9,000           175,036
  ASDA Group PLC
    (Consumer Staples)..................           33,000            88,924
  Barclays PLC (Finance)................           28,981           624,265
  Bass PLC (Consumer Staples)...........           30,200           366,962
  BG PLC (Utilities)....................           11,294            74,004
  Biocompatibles International PLC
    (Healthcare)........................            5,900             7,307
  British Aerospace PLC (Industrial &
    Commercial).........................           57,700           426,850
  British Energy PLC (Utilities)........           99,800           975,485
  British Land Co. PLC
    (Real Estate).......................           27,600           221,732
  British Petroleum Co. PLC (Energy)....           10,000           146,783
  British Petroleum Co. PLC ADS
    (Energy)............................            3,100           274,156
  Cable & Wireless PLC (Information
    Technology).........................           21,334           239,235
  Cadbury Schweppes PLC (Consumer
    Staples)............................           15,000           229,715
  Caradon PLC (Materials)...............           27,800            57,598
  Centrica PLC+ (Utilities).............            6,000            11,649
  Colt Telecom Group PLC+ (Information
    Technology).........................           23,500           306,789
  Compass Group PLC (Consumer
    Staples)............................           50,000           506,294
  Diageo PLC
    (Consumer Staples)..................           44,696           482,509
  Electrocomponents PLC (Information
    Technology).........................            6,000            39,566
  GKN PLC
    (Consumer Discretionary)............            2,000            24,302
  Glaxo Wellcome PLC (Healthcare).......           44,633         1,386,473
  Guardian Royal Exchange PLC
    (Finance)...........................           48,400           234,515
  John Williams Industries PLC
    (Materials).........................           62,207           388,092
  Kingfisher PLC
    (Consumer Discretionary)............           48,000           421,371
                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

  Ladbroke Group PLC
    (Information & Entertainment).......           11,000   $        40,273
  Lloyds TSB Group PLC (Finance)........            6,600            81,467
  Medeva PLC (Healthcare)...............           33,700            68,813
  National Westminster Bank PLC
    (Finance)...........................           47,000           793,718
  Orange PLC+
    (Information & Entertainment).......           54,500           506,708
  Perpetual PLC
    (Investment Companies)..............            2,700           122,013
  Railtrack Group PLC+ (Consumer
    Discretionary)......................           15,300           411,002
  Rank Group PLC
    (Information & Entertainment).......            8,000            32,938
  Reed International PLC
    (Information & Entertainment).......           76,100           643,848
  Rio Tinto PLC+ (Materials)............           12,000           145,712
  Rolls Royce PLC
    (Industrial & Commercial)...........            6,000            22,143
  Royal & Sun Alliance Insurance Group
    PLC (Finance).......................           28,300           259,090
  Safeway PLC
    (Consumer Staples)..................           22,000           110,464
  Shell Transport & Trading Co., PLC
    (Energy)............................           63,000           380,649
  Smith (David S) Holdings PLC
    (Materials).........................            5,000            10,544
  Smithkline Beecham PLC (Healthcare)...           56,800           710,144
  SOCO International PLC+ (Energy)......           35,200            50,077
  Standard Chartered PLC (Finance)......           15,000           161,303
  Tesco PLC
    (Consumer Staples)..................           54,000           152,290
  Tomkins PLC
    (Consumer Staples)..................           43,000           198,995
  Unilever PLC
    (Consumer Discretionary)............            3,000            30,127
  United News & Media PLC
    (Information & Entertainment).......           18,000           199,137
  Vodafone Group PLC (Information
    Technology).........................           20,700           277,165
                                                            ---------------
                                                                 13,118,232
                                                            ---------------
TOTAL COMMON STOCK
  (cost $74,712,912)....................                         76,552,832
                                                            ---------------

                                                                              67
                                                        STYLE SELECT SERIES LOGO

International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
PREFERRED STOCK--0.8%
AUSTRALIA--0.1%
  News Corp., Ltd.
    (Information & Entertainment).......            8,162   $        49,109
  Sydney Harbour Casualty (Finance).....           28,600            19,498
                                                            ---------------
                                                                     68,607
                                                            ---------------
BRAZIL--0.2%
  Banco Bradesco SA (Finance)...........        4,258,000            24,272
  Banco Itau SA+ (Finance)..............           51,000            24,797
  Companhia Cervejaraia Brahma (Consumer
    Staples)............................           63,000            29,575
  Petroleo Brasileiros SA (Industrial &
    Commercial).........................          454,000            57,088
  Telecomunicacoes de Sao Paulo SA
    (Utilities).........................          359,924            60,345
  Telesc Celular SA (Information
    Technology).........................          275,000            13,601
                                                            ---------------
                                                                    209,678
                                                            ---------------
GERMANY--0.5%
  Fresenius AG (Healthcare).............              100            17,144
  GEA AG
    (Industrial & Commercial)...........            4,800           122,572
  Hornbach Holding AG (Consumer
    Discretionary)......................              250            18,835
  KSB AG+
    (Industrial & Commercial)...........              592            95,063
  Moebel Walther AG (Consumer
    Discretionary)......................            2,000            65,198
  SAP AG
    (Information Technology)............              188            91,588
                                                            ---------------
                                                                    410,400
                                                            ---------------
TOTAL PREFERRED STOCK
  (cost $888,762).......................                            688,685
                                                            ---------------

                                          CONTRACTS/WARRANTS/
                                             PRINCIPAL
                                              AMOUNT             VALUE
          SECURITY DESCRIPTION            (IN THOUSANDS)       (NOTE 3)
---------------------------------------------------------------------------
PUT OPTIONS--0.1%+ (1)(2)
UNITED STATES--0.1%
  Nikkei 225 Index
    exp 3/99 @ $14,650..................               26   $        14,969
  Nikkei 225 Index
    exp 3/99 @ $14,843..................               46            23,527
  Nikkei 225 Index
    exp 3/99 @ $16,528..................               39             5,418
                                                            ---------------
TOTAL PUT OPTIONS
  (cost $112,100).......................                             43,914
                                                            ---------------
WARRANTS--0.0%+
GERMANY--0.0%
  Dresdner Bank AG 4/30/02 (Finance)
    (cost $26,128)......................            1,485            20,978
                                                            ---------------
TOTAL INVESTMENT SECURITIES
  (cost $75,739,902)....................                         77,306,409
                                                            ---------------
SHORT-TERM SECURITIES--1.8%
  Cayman Island Time Deposit with State
    Street Bank and Trust Co.
    4.00% due 11/02/98..................  $         1,399         1,399,000
  United States Treasury Bills 4.55% due
    1/21/99.............................               95            94,044
  United States Treasury Bills 3.75% due
    1/21/99.............................               25            24,748
  United States Treasury Bills 4.40% due
    1/21/99.............................               10             9,899
                                                            ---------------
TOTAL SHORT TERM SECURITIES
  (cost $1,527,717).....................                          1,527,691
                                                            ---------------

68
STYLE SELECT SERIES LOGO

International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                             PRINCIPAL
                                              AMOUNT             VALUE
          SECURITY DESCRIPTION            (IN THOUSANDS)       (NOTE 3)
---------------------------------------------------------------------------
REPURCHASE AGREEMENTS--6.7%
  Agreement with State Street Bank and
    Trust Co., bearing 4.25%, dated
    10/30/98 to be repurchased 11/02/98
    in the amount of $2,083,738
    collateralized by $1,495,000 U.S.
    Treasury Note 11.63%, due 11/15/04
    approximate aggregate value
    $2,131,461
    (cost $2,083,000)...................  $         2,083   $     2,083,000
  Agreement with State Street Bank and
    Trust Co., bearing 5.40%, dated
    10/30/98 to be repurchased 11/02/98
    in the amount of $3,561,602
    collateralized by $3,105,000 U.S.
    Treasury Note 7.25%, due 5/15/04
    approximate aggregate value
    $3,632,850
    (cost $3,561,000)...................            3,561         3,561,000
                                                            ---------------

                                             PRINCIPAL
                                              AMOUNT             VALUE
          SECURITY DESCRIPTION            (IN THOUSANDS)       (NOTE 3)
---------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
  (cost $5,644,000).....................                    $     5,644,000
                                                            ---------------
TOTAL INVESTMENTS--
  (cost $82,911,619)....................           100.1%        84,478,100
  Liabilities in excess of other
    assets..............................             (0.1)         (116,407)
                                          ---------------   ---------------
NET ASSETS--                                        100.0%  $    84,361,693
                                          ---------------   ---------------
                                          ---------------   ---------------

------------------
+ Non-income producing security
* Resale restricted to qualified institutional buyers
ADR ("American Depositary Receipt")
ADS ("American Depositary Shares")
GDR ("Global Depositary Receipt")
(1) Fair valued security, see Note 3
(2) 1 option contract equals 100 shares

See Notes to Financial Statements

                             OPEN FUTURES CONTRACTS

                                                                                                VALUE AS OF
NUMBER OF                                                        EXPIRATION       VALUE AT      OCTOBER 31,    UNREALIZED
CONTRACTS                     DESCRIPTION                           DATE         TRADE DATE        1998        DEPRECIATION
--------------------------------------------------------------------------------------------------------------------------
  3 Short  IBEX 35 Plus Future--
             Mercado de Futures Financieros.................    November 1998     $ 164,695     $   187,309     $ (22,614)
  1 Short  Milan MIB 30 Index Future........................    December 1998       159,733         180,895       (21,162)
  1 Short  IBEX 35 Plus Future--
             Mercado de Futures Financieros.................    December 1998        49,157          62,578       (13,421)
 12 Short  Marche A Terme International de France--
             CAC 40 Stock Index Future......................    December 1998       379,539         382,059        (2,520)
  2 Short  Deutsche Terminboerse--
             DAX Stock Index Future.........................    December 1998       500,652         569,376       (68,724)
  3 Short  FTSE 100 Index Future--
             London International Futures Exchange..........    December 1998       246,405         275,069       (28,664)
                                                                                                               -----------
           Net Unrealized Depreciation......................                                                    $(157,105)
                                                                                                               -----------
                                                                                                               -----------

                                                                              69
                                                        STYLE SELECT SERIES LOGO

Focus Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 1998

                                                                 VALUE
          SECURITY DESCRIPTION                SHARES           (NOTE 3)
---------------------------------------------------------------------------
COMMON STOCK--91.6%
AEROSPACE & MILITARY TECHNOLOGY--1.2%
  Gulfstream Aerospace Corp.+...........           29,361   $     1,299,224
                                                            ---------------
AUTOMOTIVE--3.4%
  Ford Motor Co.........................           68,756         3,730,013
                                                            ---------------
BANKS--2.7%
  Chase Manhattan Corp..................           52,600         2,988,338
                                                            ---------------
BROADCASTING & MEDIA--6.9%
  Clear Channel Communications, Inc.+...           64,400         2,934,225
  MediaOne Group, Inc.+.................           35,204         1,489,569
  Time Warner, Inc......................           35,339         3,279,901
                                                            ---------------
                                                                  7,703,695
                                                            ---------------
BUSINESS SERVICES--6.2%
  Hertz Corp., Class A..................           90,000         3,223,125
  Robert Half International, Inc.+......           92,000         3,691,500
                                                            ---------------
                                                                  6,914,625
                                                            ---------------
COMMUNICATION EQUIPMENT--7.1%
  Cisco Systems, Inc.+..................          125,209         7,895,993
                                                            ---------------
COMPUTERS & BUSINESS EQUIPMENT--8.2%
  EMC Corp.+............................          141,218         9,090,909
                                                            ---------------
DRUGS--14.6%
  Cardinal Health, Inc..................           62,000         5,862,875
  Merck & Co., Inc......................           21,900         2,961,975
  Pfizer, Inc...........................           35,000         3,755,937
  Schering-Plough Corp..................           35,400         3,641,775
                                                            ---------------
                                                                 16,222,562
                                                            ---------------
ELECTRONICS--3.1%
  Texas Instruments, Inc................           53,300         3,407,869
                                                            ---------------
FINANCIAL SERVICES--8.4%
  Citigroup, Inc........................           52,315         2,462,075
  MBNA Corp.............................          135,000         3,079,687
  Washington Mutual, Inc................          100,000         3,737,500
                                                            ---------------
                                                                  9,279,262
                                                            ---------------
HOUSEHOLD PRODUCTS--4.2%
  Warner-Lambert Co.....................           59,692         4,678,360
                                                            ---------------
HOUSING--3.9%
  Furniture Brands International,
    Inc.+...............................           50,000         1,075,000
  Home Depot, Inc.......................           75,000         3,262,500
                                                            ---------------
                                                                  4,337,500
                                                            ---------------
LEISURE & TOURISM--3.1%
  UAL Corp.+............................           52,232         3,391,815
                                                            ---------------
RETAIL--1.8%
  CVS Corp..............................           45,000         2,055,938
                                                            ---------------

                                              SHARES/
                                             PRINCIPAL
                                              AMOUNT             VALUE
          SECURITY DESCRIPTION            (IN THOUSANDS)       (NOTE 3)
---------------------------------------------------------------------------
SOFTWARE--12.2%
  Automatic Data Processing, Inc........           40,000   $     3,112,500
  Computer Sciences Corp.+..............           95,000         5,011,250
  Microsoft Corp.+......................           28,800         3,049,200
  Oracle Corp.+.........................           81,300         2,403,431
                                                            ---------------
                                                                 13,576,381
                                                            ---------------
TELEPHONE--4.6%
  MCI WorldCom, Inc.+...................           91,600         5,060,900
                                                            ---------------
TOTAL INVESTMENT SECURITIES--91.6%
  (cost $94,997,799)....................                        101,633,384
                                                            ---------------
SHORT-TERM SECURITIES--4.7%
  Federal Home Loan Bank
    Discount Note
    5.30% due 11/02/98
    (cost $5,199,234)...................  $         5,200         5,199,234
                                                            ---------------
REPURCHASE AGREEMENTS--5.1%
  Agreement with State Street Bank and
    Trust Co., bearing 4.25%, dated
    10/30/98 to be repurchased 11/02/98
    in the amount of $2,613,925,
    collateralized by $1,840,000 U.S.
    Treasury Note 8.88% due 2/15/99
    approximate aggregate value
    $2,668,949 (cost $2,613,000)........            2,613         2,613,000
                                                            ---------------
  Agreement with State Street Bank and
    Trust Co., bearing 4.25%, dated
    10/30/98 to be repurchased 11/02/98
    in the amount of $3,033,074,
    collateralized by $2,170,000 U.S.
    Treasury Note 11.63%, due 11/15/04
    approximate aggregate value
    $3,093,828 (cost $3,032,000)........            3,032         3,032,000
                                                            ---------------
TOTAL REPURCHASE AGREEMENTS
  (cost $5,645,000).....................                          5,645,000
                                                            ---------------
TOTAL INVESTMENTS--
  (cost $105,842,033)...................            101.4%      112,477,618
  Liabilities in excess of other
    assets..............................             (1.4)       (1,503,689)
                                          ---------------   ---------------
NET ASSETS--                                        100.0%  $   110,973,929
                                          ---------------   ---------------
                                          ---------------   ---------------

------------------
+ Non-income producing security

See Notes to Financial Statements

70
STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1998

NOTE 1. ORGANIZATION

Style Select Series, Inc. (the "Fund") is an open-end management investment company organized as a Maryland corporation on July 3, 1996. The Fund is managed by SunAmerica Asset Management Corp. ("SunAmerica"), an indirect wholly-owned subsidiary of SunAmerica Inc. The Fund currently offers nine separate investment portfolios (each, a "Portfolio"). The assets of each Portfolio are normally allocated among at least three investment advisers (each, an "Adviser"), each of which will be independently responsible for advising its respective portion of the Portfolio's assets. The investment objectives for each of the Portfolios are as follows:

LARGE-CAP GROWTH seeks long-term growth of capital by investing generally in equity securities of large-sized companies.

MID-CAP GROWTH seeks long-term growth of capital by investing generally in equity securities of medium-sized companies.

AGGRESSIVE GROWTH seeks long-term growth of capital by investing generally in equity securities of small and medium-sized companies.

LARGE-CAP BLEND seeks long-term growth of capital and a reasonable level of current income by investing generally in equity securities of large-sized companies.

LARGE-CAP VALUE seeks long-term growth of capital by investing in equity securities of large-sized companies using a "value" style of investing.

VALUE seeks long-term growth of capital by investing in equity securities using a "value" style of investing.

SMALL-CAP VALUE seeks long-term growth of capital by investing in equity securities of small-sized companies using a "value" style of investing.

INTERNATIONAL EQUITY seeks long-term growth of capital by investing in equity securities of issuers in countries other than the United States.

FOCUS seeks long-term growth of capital by investing generally in equity securities.

Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

Class A shares--  Offered at net asset value per share plus an initial sales charge. Any purchases of
                  Class A shares in excess of $1,000,000 will be subject to a contingent deferred sales charge on redemptions made within one year of purchase.

Class B shares--  Offered at net asset value per share without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class A shares on the first business day of the month after seven years from the issuance of such shares and at such time will be subject to the lower distribution fee applicable to
                  Class A shares.

                                                                              71
                                                        STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

Class C shares--  Offered at net asset value per share without an initial sales charge. Certain redemptions made within the first year of the date of purchase are subject to a contingent deferred sales charge.

Class II          Offered at net asset value per share plus an initial sales charge. Certain
shares--          redemptions made within the first year of the date of purchase are subject to a contingent deferred sales charge.

Class Z shares--  Offered at net asset value per share exclusively for sale to employees participating in the SunAmerica profit sharing and retirement plan.

Each class of shares bears the same voting, dividend, liquidation and other rights and conditions. Class A, Class B, Class C, and Class II shares each make distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), except that Class B, Class C and Class II shares are subject to higher distribution fee rates. There are no distribution or service fee payments applicable to Class Z.

NOTE 2. REORGANIZATION

On September 29, 1997, International Equity Portfolio acquired all of the assets and liabilities of SunAmerica Global Balanced Fund ("Global Balanced Fund"), a regulated investment company registered under the 1940 Act. The agreement was adopted as a tax-free reorganization of Global Balanced Fund. In exchange for all of the assets of Global Balanced Fund, International Equity Portfolio issued 495,830 Class A shares and 1,063,431 Class B shares at net asset values of $13.50 and $13.42, respectively, to Class A shareholders and Class B shareholders of Global Balanced Fund. As of the close of business on September 29, 1997, the total net assets of Global Balanced were $20,964,949 (including $1,218,731 of unrealized appreciation on investments and $1,619 of unrealized depreciation of foreign currency). The net assets of International Equity Portfolio were $56,392,003 on September 29, 1997.

NOTE 3. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements:

SECURITY VALUATIONS: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a security's price is available from more than one foreign exchange, a Portfolio uses the exchange that is the primary market for the security. Values of portfolio securities primarily traded on foreign exchanges are already translated into U.S. dollars when received from a quotation service. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Portfolios may make use of a pricing service in the determination of their net asset values. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Directors. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

72
STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

REPURCHASE AGREEMENTS: The Portfolios, along with other affiliated registered investment companies, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Portfolios' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Portfolios are permitted to participate in joint repurchase agreement transactions with other affiliated mutual funds.

As of October 31, 1998, the Aggressive Growth Portfolio had a 3.3% undivided interest, which represented $5,055,000 in principal amount in a joint repurchase agreement with PaineWebber, Inc. As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

PaineWebber, Inc. Repurchase Agreement, 5.30% dated 10/30/98, in the principal amount of $154,812,000 repurchase price $154,880,375 due 11/02/98, collateralized by $41,860,000 U.S. Treasury Note 5.125% due 8/31/00, and $100,000,000 U.S. Treasury Note 6.125% due 11/15/27, approximate aggregate value $158,160,221.

As of October 31, 1998, the Mid-Cap Growth Portfolio and the Large-Cap Value Portfolio had a 1.1% and 0.4% undivided interest, respectively, which represented $1,510,000 and $585,000, respectively, in principal amount in a joint repurchase agreement with PaineWebber, Inc. As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

PaineWebber, Inc. Repurchase Agreement, 5.40% dated 10/30/98, in the principal amount of $131,590,000 repurchase price $131,649,216 due 11/02/98, collateralized by $76,805,000 U.S. Treasury Note 5.875% due 11/15/99, and $50,000,000 U.S. Treasury Note 5.75% due 4/30/03, approximate aggregate value $134,202,843.

SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: As customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. Portfolios investing in foreign securities may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Portfolios accrue such taxes when the related income is earned. The Portfolios amortize premiums and accrue discounts including original issue discounts for federal income tax purposes.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all Portfolios, not directly related to individual Portfolios, are allocated among the Portfolios based upon their relative net asset value or other appropriate methods.

The Portfolios issue and redeem their shares, invest in securities and distribute dividends from net investment income and net realized gains which are paid in cash or are reinvested at the discretion of the shareholders. These activities are reported in the Statement of Changes in Net Assets.

                                                                              73
                                                        STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

Dividends from net investment income and capital gain distributions, if any, are paid annually. The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected.

For the year ended October 31, 1998, the following reclassifications arising from book/tax differences were primarily the result of reclassifications due to net operating losses.

                                            ACCUMULATED       ACCUMULATED
                                           UNDISTRIBUTED     UNDISTRIBUTED         PAID
                                           NET REALIZED     NET INVESTMENT          IN
                                             GAIN/LOSS        INCOME/LOSS         CAPITAL
                                          ---------------   ---------------   ---------------
Large-Cap Growth Portfolio..............  $             2   $      410,993    $      (410,995)
Mid-Cap Growth Portfolio................       (1,362,464)       1,371,650             (9,186)
Aggressive Growth Portfolio.............            7,593        1,668,659         (1,676,252)
Large-Cap Blend Portfolio...............              536           31,361            (31,897)
Large-Cap Value Portfolio...............           (5,880)          44,970            (39,090)
Value Portfolio.........................           22,478          799,787           (822,265)
Small-Cap Value Portfolio...............          112,852           51,544           (164,396)
International Equity Portfolio..........         (553,671)         566,735            (13,064)
Focus Portfolio.........................        --                 199,494           (199,494)

FOREIGN CURRENCY TRANSACTION: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

FORWARD FOREIGN CURRENCY CONTRACTS: Certain portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On settlement date, the Portfolio records realized foreign exchange gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from

74
STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Portfolios are required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The Portfolios' activities in futures contracts are for hedging purposes and are conducted through regulated exchanges which do not result in counterparty credit risks. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolios as unrealized appreciation or depreciation. Futures contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

OPTIONS: The premium paid by a Portfolio for the purchase of a call or a put option is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost basis of the security which the Portfolio purchased upon exercise of the option.

During the fiscal year ended October 31, 1998, transactions in written option contracts were as follows:

                                             AGGRESSIVE GROWTH PORTFOLIO
                                          ---------------------------------
                                             CONTRACTS          AMOUNT
                                          ---------------   ---------------
Written option contracts as of
  10/31/97..............................               0    $             0
Options written during the year.........            (602)          (426,801)
Written options assigned during the
  year..................................              21              8,016
Written options closed during the
  year..................................             502            257,906
Net realized gain on written options
  closed................................              --            121,617
                                                     ---    ---------------
Written option contracts as of
  10/31/98..............................             (79)   $       (39,262)
                                                     ---    ---------------
                                                     ---    ---------------

ORGANIZATIONAL EXPENSES: Costs incurred by SAAMCo in connection with the organization of each Portfolio are being amortized on a straight line basis by the Portfolios over a period not to exceed 60 months from the date the Portfolios commenced operations.

                                                                              75
                                                        STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

NOTE 4. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT, DISTRIBUTION AGREEMENT AND SERVICES AGREEMENT

The Fund, on behalf of each Portfolio, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of the respective Portfolios and administers their corporate affairs, subject to general review by the Board of Directors (the "Directors"). In connection therewith, SunAmerica furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays for the salaries and expenses of all personnel, including officers of the Fund who are employees of SunAmerica and its affiliates. The annual rate of the investment advisory and management fee payable by each Portfolio to SunAmerica as full compensation for services and facilities furnished to the Fund is as follows: 1.00% of the average daily net assets of the Large-Cap Growth, Mid-Cap Growth, Aggressive Growth, Large-Cap Blend, Large-Cap Value, Value and Small-Cap Value Portfolios, respectively, 1.10% of the average daily net assets of the International Equity Portfolio, and .85% of the average daily net assets of the Focus Portfolio.
The organizations described below act as Advisers to the Fund pursuant to Subadvisory Agreements with SunAmerica. Under the Subadvisory Agreements, the Advisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the following Advisers is independent of SunAmerica (with the exception of the Aggressive Growth for which SunAmerica acts as an Adviser) and discharges its responsibilities subject to the policies of the Directors and the oversight and supervision of SunAmerica, which pays the Advisers' fees. The Advisers for the Large-Cap Growth Portfolio are Janus Capital Corporation; L. Roy Papp & Associates; and Montag & Caldwell, Inc. The Advisers for the Mid-Cap Growth Portfolio are Miller Anderson & Sherrerd, LLP; Pilgrim Baxter & Associates, Ltd.; and T. Rowe Price Associates, Inc. Effective May 1, 1998 Wellington Management Co., LLP assumed the role as subadvisor from Pilgrim Baxter & Associates, Ltd. The Advisers for the Aggressive Growth Portfolio are Janus Capital Corporation; SunAmerica; and Warburg, Pincus Asset Management, Inc. The Advisers for the Large-Cap Blend Portfolio are Lazard Asset Management; SunAmerica; and T. Rowe Price Associates, Inc. Effective April 1, 1998 Morgan Stanley Asset Management, Inc. assumed the role as subadvisor from SunAmerica. The Advisers for the Large-Cap Value Portfolio are David L. Babson & Co., Inc.; Davis Selected Advisers, L.P.; and Wellington Management Co., LLP. The Advisers for the Value Portfolio are Davis Selected Advisers, L.P.; Neuberger & Berman, LLC; and Strong Capital Management, Inc. The Advisers for the Small-Cap Value are Berger Associates, Inc.; Lazard Asset Management; and the Glenmede Trust Company. The Advisers for the International Equity Portfolio are Rowe Price-Fleming International, Inc.; Strong Capital Management, Inc.; and Warburg, Pincus Counsellors, Inc. Effective March 1, 1998 Bankers Trust Company assumed the role as subadvisor from Strong Capital Management, Inc. The Advisers for the Focus Portfolio are Bramwell Capital Management, Inc.; Jennison Associates LLC; and Marsico Capital Management, LLC. Each Adviser is paid monthly by SunAmerica a fee equal to a percentage of the average daily net assets of the Portfolio allocated to the Adviser. For the year ended October 31, 1998 SunAmerica paid the Advisers for each Portfolio the following, expressed as an annual percentage of the average daily net assets of each Portfolio: Large-Cap Growth Portfolio, .48%; Mid-Cap Growth Portfolio, .48%; Aggressive Growth Portfolio, .38%; Large-Cap Blend Portfolio, .42%; Large-Cap Value Portfolio, .42%; Value Portfolio, .50%; Small-Cap Value Portfolio, .55%; International Equity Portfolio, .66%; and Focus Portfolio, .40%. SunAmerica has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each Portfolio's average net assets: Large-Cap Growth Portfolio, Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, Large-Cap Blend Portfolio, Large-Cap Value Portfolio, Value Portfolio and Small-Cap Value Portfolio 1.78% for Class A shares and 2.43% for Class B shares and Class C shares, respectively. International Equity Portfolio 2.03% for Class A shares and 2.68% for Class B and Class C shares and 1.46% for Class Z shares. Aggressive Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio and Small-Cap Value Portfolio 1.21% for Class Z shares. Focus Portfolio 1.45% for Class A shares and 2.10% for Class B shares and Class II shares. Prior to June 17, 1997, SunAmerica voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below an annual rate of 1.90% of the average daily net assets of Class A and 2.55% of the average daily net assets of Class B and Class C shares for the Mid-Cap Growth Portfolio, Aggressive Growth Portfolio and Value Portfolio, and 2.15%

76
STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

of the average daily net assets of Class A shares and 2.80% of the average daily net assets of Class B and Class C shares for the International Equity Portfolio. SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.

At October 31, 1998, expenses previously waived or reimbursed by SAAMCO that are subject to recoupment are as follows:

                                          MANAGEMENT FEES   OTHER EXPENSES
                                            REIMBURSED        REIMBURSED
                                          ---------------   ---------------
Large-Cap Growth A......................  $      117,500    $        4,037
Large-Cap Growth B......................  $      105,509    $        6,504
Large-Cap Growth C......................  $       25,678    $       22,169
Mid-Cap Growth A........................  $      148,349    $        4,830
Mid-Cap Growth B........................  $      207,687    $       27,372
Mid-Cap Growth C........................  $       28,221    $       14,792
Aggressive Growth A.....................  $      211,810    $        1,390
Aggressive Growth B.....................  $      228,704    $       19,214
Aggressive Growth C.....................  $       28,654    $       23,328
Aggressive Growth Z.....................  $     --          $        9,617
Large-Cap Blend A.......................  $      107,702    $        2,805
Large-Cap Blend B.......................  $       63,742    $        8,452
Large-Cap Blend C.......................  $        8,393    $       21,259
Large-Cap Value A.......................  $       90,454    $        6,800
Large-Cap Value B.......................  $      108,307    $        3,894
Large-Cap Value C.......................  $       20,135    $       18,762


                                          MANAGEMENT FEES   OTHER EXPENSES
                                            REIMBURSED        REIMBURSED
                                          ---------------   ---------------
Large-Cap Value Z.......................  $     --          $        9,130
Value A.................................  $      210,670    $        3,354
Value B.................................  $      269,314    $       36,502
Value C.................................  $       28,915    $       19,117
Value Z.................................  $     --          $        9,630
Small-Cap Value A.......................  $       98,659    $        5,912
Small-Cap Value B.......................  $      124,444    $        2,153
Small-Cap Value C.......................  $       25,918    $       18,565
Small-Cap Value Z.......................  $     --          $       11,469
International Equity A..................  $      194,248    $        1,996
International Equity B..................  $      264,493    $       38,499
International Equity C..................  $       34,043    $       16,207
International Equity Z..................  $     --          $        9,640
Focus A.................................  $       27,330    $     --
Focus B.................................  $       33,996    $     --
Focus II................................  $       27,895    $     --

The Fund, on behalf of each Portfolio, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an indirect wholly-owned subsidiary of SunAmerica Inc. Each Portfolio has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the Act. Rule 12b-1 under the Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's Board of Directors. Pursuant to such rule, the Directors and the shareholders of each class of shares of each Portfolio have adopted Distribution Plans hereinafter referred to as the "Class A Plan", "Class B Plan", "Class C Plan"; and "Class II Plan". In adopting the Distribution Plans, the Directors determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Class A Plan, Class B Plan, Class C Plan and Class II Plan, the Distributor receives payments from a Portfolio at an annual rate of up to 0.10%, 0.75%, 0.75% and 0.75%, respectively, of average daily net assets of such Portfolio's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of

                                                                              77
                                                        STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

shares of each Portfolio may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the fiscal year ended October 31, 1998, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

SACS receives sales charges on each Portfolio's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Portfolio's Class B, Class C and Class II shares. SACS has advised the Portfolios that for the fiscal year ended October 31, 1998 the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                                                                    CLASS B           CLASS C
                                                                CLASS A                         ---------------   ---------------
                                          ---------------------------------------------------     CONTINGENT        CONTINGENT
                                                              AFFILIATED      NON-AFFILIATED    DEFERRED SALES    DEFERRED SALES
                                           SALES CHARGES    BROKER- DEALERS   BROKER-DEALERS        CHARGES           CHARGES
                                          ---------------   ---------------   ---------------   ---------------   ---------------
Large-Cap Growth Portfolio..............  $       490,037   $       146,344   $       277,561   $       44,805    $        3,460
Mid-Cap Growth Portfolio................          642,963           192,696           358,628          117,430             5,824
Aggressive Growth Portfolio.............          781,470           327,106           350,450          175,664             6,360
Large-Cap Blend Portfolio...............          426,981           117,550           254,379           41,902             1,995
Large-Cap Value Portfolio...............          592,150           148,306           378,394           42,369             3,839
Value Portfolio.........................        2,704,806           641,893         1,340,011          236,910            11,291
Small-Cap Value Portfolio...............          834,323           192,150           534,751           68,098             6,021
International Equity Portfolio..........          341,296           145,456           150,191          128,111             6,227
Focus Portfolio.........................        1,250,948           191,346           884,979           10,686          --

                                                                        CLASS II
                                          ---------------------------------------------------------------------
                                                                                                  CONTINGENT
                                                              AFFILIATED      NON-AFFILIATED    DEFERRED SALES
                                           SALES CHARGES    BROKER-DEALERS    BROKER-DEALERS        CHARGES
                                          ---------------   ---------------   ---------------   ---------------
Large-Cap Growth Portfolio..............  $     --          $     --          $     --          $     --
Mid-Cap Growth Portfolio................        --                --                --                --
Aggressive Growth Portfolio.............        --                --                --                --
Large-Cap Blend Portfolio...............        --                --                --                --
Large-Cap Value Portfolio...............        --                --                --                --
Value Portfolio.........................        --                --                --                --
Small-Cap Value Portfolio...............        --                --                --                --
International Equity Portfolio..........        --                --                --                --
Focus Portfolio.........................          513,213           48,486           464,727             7,401

78
STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

The Fund, on behalf of each Portfolio, has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly-owned subsidiary of SunAmerica Inc. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Portfolios' transfer agent in connection with the services that it offers to the shareholders of the Portfolios. The Service Agreement, which permits the Portfolios to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Directors. For the year ended October 31, 1998, the Portfolios incurred the following expenses, which are included in transfer agent fees in the Statement of Operations, to compensate SAFS pursuant to the terms of the Service Agreement.

                                                                                                    PAYABLE
                                                EXPENSE                                        OCTOBER 31, 1998
                           -------------------------------------------------   -------------------------------------------------
                            CLASS A      CLASS B      CLASS C      CLASS II     CLASS A      CLASS B      CLASS C      CLASS II
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Large-Cap Growth
  Portfolio..............  $   35,152   $   30,628   $    7,376   $   --       $    2,441   $    4,425   $    1,211   $   --
Mid-Cap Growth
  Portfolio..............      58,806      109,815       16,076       --            5,157        9,674        1,470       --
Aggressive Growth
  Portfolio..............     110,625      145,324       19,021       --            9,382       12,695        1,748       --
Large-Cap Blend
  Portfolio..............      36,643       23,461        3,065       --            1,730        2,846          426       --
Large-Cap Value
  Portfolio..............      29,830       40,259        7,498       --            2,227        4,866          987       --
Value Portfolio..........     158,026      236,010       31,467       --           12,461       19,101        2,656       --
Small-Cap Value
  Portfolio..............      32,603       44,644        9,252       --            2,552        4,427        1,027       --
International Equity
  Portfolio..............      56,888      104,370       14,026       --            4,732        8,438        1,416       --
Focus Portfolio..........      18,704       23,704       --           19,449        4,861        7,499       --            5,833

NOTE 5. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchase and proceeds from sales and maturities of long-term investments during the fiscal year ended October 31, 1998 were as follows:

                                             LARGE-CAP                          AGGRESSIVE
                                              GROWTH        MID-CAP GROWTH        GROWTH        LARGE-CAP BLEND   LARGE-CAP VALUE
                                             PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                          ---------------   ---------------   ---------------   ---------------   ---------------
Purchases (excluding U.S. government
 securities)............................  $    27,690,162   $   138,443,040   $   206,131,947   $    28,554,033   $    32,925,804
Sales (excluding U.S. government
 securities)............................        9,475,589       105,226,143       159,907,858        26,565,315        11,826,509
Purchases of U.S. government
 securities.............................        --                --                  709,734         --                --
Sales of U.S. government securities.....        --                --                  704,785         --                --

                                                                               INTERNATIONAL
                                                            SMALL-CAP VALUE       EQUITY
                                          VALUE PORTFOLIO      PORTFOLIO         PORTFOLIO      FOCUS PORTFOLIO
                                          ---------------   ---------------   ---------------   ---------------
Purchases (excluding U.S. government
 securities)............................  $   201,863,730   $    50,152,462   $    96,643,623   $   161,331,271
Sales (excluding U.S. government
 securities)............................      123,619,062        17,620,777        82,700,308        58,138,493
Purchases of U.S. government
 securities.............................        --                --                --                --
Sales of U.S. government securities.....        --                --                --                --

                                                                              79
                                                        STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

NOTE 6. TRANSACTIONS WITH AFFILIATES

The following Portfolios incurred brokerage commissions with affiliated brokers:

                                                                                                                   INTERNATIONAL
                                          MID-CAP GROWTH    LARGE-CAP BLEND   LARGE-CAP VALUE                         EQUITY
                                             PORTFOLIO         PORTFOLIO         PORTFOLIO      VALUE PORTFOLIO      PORTFOLIO
                                          ---------------   ---------------   ---------------   ---------------   ---------------
Morgan Stanley & Co., Inc...............  $        3,390    $          590    $           --    $            --   $           --
Royal Alliance Associates, Inc..........           4,225                --                --                 --               --
SunAmerica Securities, Inc..............           1,882                --                --                 --               --
Lazard Freres & Co. LLC.................              --               550                --                 --               --
Shelby Cullom Davis & Co................              --                --                54              5,124               --
Neuberger & Berman LLC..................              --                --                --            160,871               --
Bankers Trust Co........................              --                --                --                 --            3,070
Jardine Fleming Securities Ltd..........              --                --                --                 --           17,220
Ord Mirnett Securities Ltd..............              --                --                --                 --            3,911
NationsBanc Montgomery Securities.......              --                --                --                 --               --
Prudential Securities, Inc..............              --                --                --                 --               --


                                          FOCUS PORTFOLIO
                                          ---------------
Morgan Stanley & Co., Inc...............  $            --
Royal Alliance Associates, Inc..........               --
SunAmerica Securities, Inc..............               --
Lazard Freres & Co. LLC.................               --
Shelby Cullom Davis & Co................               --
Neuberger & Berman LLC..................               --
Bankers Trust Co........................               --
Jardine Fleming Securities Ltd..........               --
Ord Mirnett Securities Ltd..............               --
NationsBanc Montgomery Securities.......           11,374
Prudential Securities, Inc..............            2,396

NOTE 7. FEDERAL INCOME TAXES

The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of their taxable income, including any net realized gain on investments, to their shareholders. Therefore, no federal tax provision is required.

The amounts of aggregate unrealized gain (loss) and the cost of investment securities, including short-term securities, for federal income tax purposes were as follows:

                                             LARGE-CAP                          AGGRESSIVE
                                              GROWTH        MID-CAP GROWTH        GROWTH        LARGE-CAP BLEND
                                             PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                          ---------------   ---------------   ---------------   ---------------
Cost....................................  $   43,725,912    $    96,118,191   $   123,627,971   $   27,912,742
                                          ---------------   ---------------   ---------------   ---------------
                                          ---------------   ---------------   ---------------   ---------------
Appreciation............................  $    6,231,892    $    10,740,947   $    27,055,973   $    2,266,225
Depreciation............................      (1,856,598)        (6,350,203)       (5,711,240)      (1,535,991)
                                          ---------------   ---------------   ---------------   ---------------
Net unrealized appreciation.............  $    4,375,294    $     4,390,744   $    21,344,733   $      730,234
                                          ---------------   ---------------   ---------------   ---------------
                                          ---------------   ---------------   ---------------   ---------------

                                                                                                 INTERNATIONAL
                                          LARGE-CAP VALUE                     SMALL-CAP VALUE       EQUITY
                                             PORTFOLIO      VALUE PORTFOLIO      PORTFOLIO         PORTFOLIO      FOCUS PORTFOLIO
                                          ---------------   ---------------   ---------------   ---------------   ---------------
Cost....................................  $   48,478,228    $   192,012,948   $    54,381,473   $    83,438,000   $   109,138,536
                                          ---------------   ---------------   ---------------   ---------------   ---------------
                                          ---------------   ---------------   ---------------   ---------------   ---------------
Appreciation............................  $    2,581,197    $    16,726,072   $     2,263,408   $     7,551,044   $     4,750,626
Depreciation............................      (3,873,661)       (11,906,526)       (9,764,251)       (6,510,944)       (1,411,544)
                                          ---------------   ---------------   ---------------   ---------------   ---------------
Net unrealized appreciation/
 depreciation...........................  $   (1,292,464)   $     4,819,546   $    (7,500,843)  $     1,040,100   $     3,339,082
                                          ---------------   ---------------   ---------------   ---------------   ---------------
                                          ---------------   ---------------   ---------------   ---------------   ---------------

At October 31, 1998, Large-Cap Growth Portfolio had capital loss carryforward of $1,082,976 which will expire between 2005-2006, Aggressive Growth Portfolio, Value Portfolio, Small-Cap Value Portfolio, International Equity Portfolio and Focus Portfolio had capital loss carryforwards of $4,430,983, $6,407,836, $1,185,064, $5,850,175 and $4,898,476, respectively, which were available to the extent provided in regulations and which will expire 2006.

80
STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

Large-Cap Blend Portfolio utilized capital loss carryforwards of $13,688 to offset the Portfolios' net taxable gains realized and recognized in the year ended October 31, 1998.

NOTE 8. OPEN FORWARD CURRENCY CONTRACTS

At October 31, 1998, the International Equity Portfolio held forward foreign currency exchange contracts ("forward contracts") in order to hedge against changes in future foreign exchange rates and enhance return. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contracts. International Equity Portfolio held the following forward currency contracts at October 31, 1998.

                                                               GROSS
      CONTRACT              IN                              UNREALIZED
     TO DELIVER        EXCHANGE FOR      DELIVERY DATE     APPRECIATION
  ----------------   ----------------   ---------------   ---------------
  *USD    182,136    JPY  24,000,000            2/26/99   $       27,320
  *USD     86,261    JPY  11,000,000            2/26/99            9,740
  *USD    164,902    JPY  19,000,000            2/26/99              917
  *USD     37,453    JPY   5,000,000            2/26/99            6,183
  *JPY  15,500,000   USD    137,931             2/26/99            2,658
  *USD   1,176,932   DEM  1,950,000            11/23/98            1,582
  *DEM  3,890,000    USD   2,364,742           11/23/98           13,757
                                                          ---------------
                                                                  62,157
                                                          ---------------

                                                               GROSS
      CONTRACT              IN                              UNREALIZED
     TO DELIVER        EXCHANGE FOR      DELIVERY DATE     DEPRECIATION
  ----------------   ----------------   ---------------   ---------------
   JPY 252,400,000   USD   1,889,646            2/26/99   $      (313,128)
  *USD    135,324    JPY  15,500,000            2/26/99               (51)
   JPY  21,000,000   USD    179,748             2/26/99            (3,525)
   JPY  20,300,000   USD    151,946             2/26/99           (25,218)
  *JPY  63,000,000   USD    471,557             2/26/99           (78,264)
   JPY   8,000,000   USD     59,701             2/26/99           (10,117)
   JPY  16,141,000   USD    140,564             2/26/99              (303)
   USD    655,809    JPY  75,000,000            2/26/99            (1,261)
                                                          ---------------
                                                                 (431,867)
                                                          ---------------
   Net Unrealized Depreciation                                   (369,710)
                                                          ---------------
                                                          ---------------

----------------
* Represents open forward currency contracts and offsetting or partially offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk.

DEM    --    Deutsche Mark
JPY    --    Japanese Yen
USD    --    United States Dollar

                                                                              81
                                                        STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

NOTE 9. CAPITAL SHARE TRANSACTIONS

Transactions in shares of each class of each series were as follows:

                                                               LARGE-CAP GROWTH PORTFOLIO
                      -------------------------------------------------------------------------------------------------------------
                                             CLASS A                                                 CLASS B
                      -----------------------------------------------------   -----------------------------------------------------
                                                       FOR THE PERIOD                                          FOR THE PERIOD
                                                      OCTOBER 15, 1997+                                       OCTOBER 15, 1997+
                         FOR THE YEAR ENDED                THROUGH               FOR THE YEAR ENDED                THROUGH
                          OCTOBER 31, 1998            OCTOBER 31, 1997            OCTOBER 31, 1998            OCTOBER 31, 1997
                      -------------------------   -------------------------   -------------------------   -------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
Shares sold.........   1,126,670   $ 15,068,918    2,056,806   $ 25,693,489    2,091,339   $ 27,630,099       65,591   $    793,598
Reinvested
 dividends..........         317          4,694           --             --          252          3,708           --             --
Shares redeemed.....  (2,081,206)   (27,467,943)     (53,919)      (661,012)    (239,375)    (3,214,482)          --             --
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
Net increase
 (decrease).........    (954,219)  $(12,394,331)   2,002,887   $ 25,032,477    1,852,216   $ 24,419,325       65,591   $    793,598
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------

                      -----------------------------------------------------
                                             CLASS C
                      -----------------------------------------------------
                                                       FOR THE PERIOD
                                                      OCTOBER 15, 1997+
                         FOR THE YEAR ENDED                THROUGH
                          OCTOBER 31, 1998            OCTOBER 31, 1997
                      -------------------------   -------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT
                      ----------   ------------   ----------   ------------
Shares sold.........     565,584   $  7,501,837       14,084   $    172,781
Reinvested
 dividends..........          54            792           --             --
Shares redeemed.....     (42,395)      (571,201)          --             --
                      ----------   ------------   ----------   ------------
Net increase........     523,243   $  6,931,428       14,084   $    172,781
                      ----------   ------------   ----------   ------------
                      ----------   ------------   ----------   ------------

+   Commencement of Operations

82
STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                                                MID-CAP GROWTH PORTFOLIO
                      -------------------------------------------------------------------------------------------------------------
                                             CLASS A                                                 CLASS B
                      -----------------------------------------------------   -----------------------------------------------------
                                                       FOR THE PERIOD                                          FOR THE PERIOD
                                                     NOVEMBER 19, 1996+                                      NOVEMBER 19, 1996+
                         FOR THE YEAR ENDED                THROUGH               FOR THE YEAR ENDED                THROUGH
                          OCTOBER 31, 1998            OCTOBER 31, 1997            OCTOBER 31, 1998            OCTOBER 31, 1997
                      -------------------------   -------------------------   -------------------------   -------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
Shares sold.........   2,003,438   $ 30,029,197    3,264,892   $ 40,663,001    2,411,557   $ 35,655,215    2,969,116   $ 37,170,139
Reinvested
 dividends..........          --             --           --             --           --             --           --             --
Shares redeemed.....  (1,146,590)   (16,877,753)  (1,923,538)   (25,255,844)    (972,294)   (14,050,897)    (348,034)    (4,559,436)
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
Net increase........     856,848   $ 13,151,444    1,341,354   $ 15,407,157    1,439,263   $ 21,604,318    2,621,082   $ 32,610,703
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------

                      -----------------------------------------------------
                                             CLASS C
                      -----------------------------------------------------
                                                       FOR THE PERIOD
                                                       MARCH 6, 1997*
                         FOR THE YEAR ENDED                THROUGH
                          OCTOBER 31, 1998            OCTOBER 31, 1997
                      -------------------------   -------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT
                      ----------   ------------   ----------   ------------
Shares sold.........   1,037,718   $ 15,100,986      458,934   $  5,975,048
Reinvested
 dividends..........          --             --           --             --
Shares redeemed.....    (724,281)   (10,531,818)    (115,441)    (1,596,837)
                      ----------   ------------   ----------   ------------
Net increase........     313,437   $  4,569,168      343,493   $  4,378,211
                      ----------   ------------   ----------   ------------
                      ----------   ------------   ----------   ------------

                                                               AGGRESSIVE GROWTH PORTFOLIO
                      -------------------------------------------------------------------------------------------------------------
                                             CLASS A                                                 CLASS B
                      -----------------------------------------------------   -----------------------------------------------------
                                                       FOR THE PERIOD                                          FOR THE PERIOD
                                                     NOVEMBER 19, 1996+                                      NOVEMBER 19, 1996+
                         FOR THE YEAR ENDED                THROUGH               FOR THE YEAR ENDED                THROUGH
                          OCTOBER 31, 1998            OCTOBER 31, 1997            OCTOBER 31, 1998            OCTOBER 31, 1997
                      -------------------------   -------------------------   -------------------------   -------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
Shares sold.........   1,887,998   $ 31,932,623    3,856,767   $ 52,508,769    2,426,954   $ 40,971,389    3,420,491   $ 48,609,878
Reinvested
 dividends..........      15,149        232,082           --             --       21,234        323,184           --             --
Shares redeemed.....    (939,066)   (15,813,931)  (1,433,429)   (22,546,557)    (921,116)   (14,741,870)    (345,988)    (5,157,472)
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
Net increase........     964,081   $ 16,350,774    2,423,338   $ 29,962,212    1,527,072   $ 26,552,703    3,074,503   $ 43,452,406
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------

                      ---------------------------------------------------------------------------------
                                                                                       CLASS Z
                                             CLASS C                          -------------------------
                      -----------------------------------------------------
                                                       FOR THE PERIOD              FOR THE PERIOD
                                                       MARCH 6, 1997*              APRIL 3, 1998*
                         FOR THE YEAR ENDED                THROUGH                     THROUGH
                          OCTOBER 31, 1998            OCTOBER 31, 1997            OCTOBER 31, 1998
                      -------------------------   -------------------------   -------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                      ----------   ------------   ----------   ------------   ----------   ------------
Shares sold.........     395,453   $  6,677,908      411,297   $  5,980,151       21,269   $    378,269
Reinvested
 dividends..........       1,904         28,983           --             --
Shares redeemed.....    (124,617)    (2,098,913)     (35,505)      (512,718)        (403)        (7,760)
                      ----------   ------------   ----------   ------------   ----------   ------------
Net increase........     272,740   $  4,607,978      375,792   $  5,467,433       20,866   $    370,509
                      ----------   ------------   ----------   ------------   ----------   ------------
                      ----------   ------------   ----------   ------------   ----------   ------------

+   Commencement of Operations

*   Inception of the class

                                                                              83
                                                        STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                                                LARGE-CAP BLEND PORTFOLIO
                      -------------------------------------------------------------------------------------------------------------
                                             CLASS A                                                 CLASS B
                      -----------------------------------------------------   -----------------------------------------------------
                                                       FOR THE PERIOD                                          FOR THE PERIOD
                                                      OCTOBER 15, 1997+                                       OCTOBER 15, 1997+
                         FOR THE YEAR ENDED                THROUGH               FOR THE YEAR ENDED                THROUGH
                          OCTOBER 31, 1998            OCTOBER 31, 1997            OCTOBER 31, 1998            OCTOBER 31, 1997
                      -------------------------   -------------------------   -------------------------   -------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
Shares sold.........     710,580   $  9,385,878    2,050,665   $ 25,623,294    1,318,539   $ 17,361,591       78,691   $    969,619
Reinvested
 dividends..........         845         12,086           --             --          685          9,757           --             --
Shares redeemed.....  (1,930,218)   (25,563,679)     (80,670)      (990,000)    (151,506)    (1,955,466)          --             --
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
Net increase
 (decrease).........  (1,218,793)  $(16,165,715)   1,969,995   $ 24,633,294    1,167,718   $ 15,415,882       78,691   $    969,619
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------

                      -----------------------------------------------------
                                             CLASS C
                      -----------------------------------------------------
                                                       FOR THE PERIOD
                                                      OCTOBER 15, 1997+
                         FOR THE YEAR ENDED                THROUGH
                          OCTOBER 31, 1998            OCTOBER 31, 1997
                      -------------------------   -------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT
                      ----------   ------------   ----------   ------------
Shares sold.........     210,319   $  2,771,825       11,932   $    148,672
Reinvested
 dividends..........          79          1,120           --             --
Shares redeemed.....     (30,059)      (392,116)          --             --
                      ----------   ------------   ----------   ------------
Net increase........     180,339   $  2,380,829       11,932   $    148,672
                      ----------   ------------   ----------   ------------
                      ----------   ------------   ----------   ------------

                                                                LARGE-CAP VALUE PORTFOLIO
                      -------------------------------------------------------------------------------------------------------------
                                             CLASS A                                                 CLASS B
                      -----------------------------------------------------   -----------------------------------------------------
                                                       FOR THE PERIOD                                          FOR THE PERIOD
                                                      OCTOBER 15, 1997+                                       OCTOBER 15, 1997+
                         FOR THE YEAR ENDED                THROUGH               FOR THE YEAR ENDED                THROUGH
                          OCTOBER 31, 1998            OCTOBER 31, 1997            OCTOBER 31, 1998            OCTOBER 31, 1997
                      -------------------------   -------------------------   -------------------------   -------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
Shares sold.........   1,166,196   $ 14,892,230    2,100,495   $ 26,218,938    2,558,635   $ 32,748,118      111,740   $  1,361,527
Reinvested
 dividends..........         556          7,625           --             --          657          8,980           --             --
Shares redeemed.....  (2,099,990)   (26,169,149)    (141,051)    (1,698,383)    (420,860)    (5,315,302)          --             --
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
Net increase
 (decrease).........    (933,238)  $(11,269,294)   1,959,444   $ 24,520,555    2,138,432   $ 27,441,796      111,740   $  1,361,527
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
                      ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------

                                                                              -------------------------
                      -----------------------------------------------------
                                                                                       CLASS Z
                                             CLASS C                          -------------------------
                      -----------------------------------------------------
                                                       FOR THE PERIOD              FOR THE PERIOD
                                                      OCTOBER 15, 1997+            APRIL 16, 1998*
                         FOR THE YEAR ENDED                THROUGH                     THROUGH
                          OCTOBER 31, 1998            OCTOBER 31, 1997            OCTOBER 31, 1998
                      -------------------------   -------------------------   -------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                      ----------   ------------   ----------   ------------   ----------   ------------
Shares sold.........     509,447   $  6,443,368       14,544   $    178,760       19,034   $    247,966
Reinvested
 dividends..........          98          1,336           --             --           14            197
Shares redeemed.....     (58,595)      (702,209)          --             --       (2,671)       (34,016)
                      ----------   ------------   ----------   ------------   ----------   ------------
Net increase........     450,950   $  5,742,495       14,544   $    178,760       16,377   $    214,147
                      ----------   ------------   ----------   ------------   ----------   ------------
                      ----------   ------------   ----------   ------------   ----------   ------------

+   Commencement of Operations

*   Inception of the class

84
STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                                                   VALUE PORTFOLIO
                    -------------------------------------------------------------------------------------------------------------
                                           CLASS A                                                 CLASS B
                    -----------------------------------------------------   -----------------------------------------------------
                                                     FOR THE PERIOD                                          FOR THE PERIOD
                                                   NOVEMBER 19, 1996+                                      NOVEMBER 19, 1996+
                       FOR THE YEAR ENDED                THROUGH               FOR THE YEAR ENDED                THROUGH
                        OCTOBER 31, 1998            OCTOBER 31, 1997            OCTOBER 31, 1998            OCTOBER 31, 1997
                    -------------------------   -------------------------   -------------------------   -------------------------
                      SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                    ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
Shares sold.......   3,024,790   $ 49,667,494    4,671,463   $ 65,290,119    3,700,591   $ 60,058,522    5,001,111   $ 73,400,374
Reinvested
 dividends........     113,683      1,775,725           --             --      181,420      2,813,830           --             --
Shares redeemed...  (1,402,287)   (22,115,075)  (1,665,401)   (26,013,487)  (1,230,770)   (18,910,699)    (155,252)    (2,394,393)
                    ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
Net increase......   1,736,186   $ 29,328,144    3,006,062   $ 39,276,632    2,651,241   $ 43,961,653    4,845,859   $ 71,005,981
                    ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------
                    ----------   ------------   ----------   ------------   ----------   ------------   ----------   ------------

                      ------------------------------------------------------------------------------
                                                                                     CLASS Z
                                            CLASS C                          -----------------------
                      ----------------------------------------------------
                                                       FOR THE PERIOD            FOR THE PERIOD
                                                       MARCH 6, 1997*            APRIL 3, 1998*
                         FOR THE YEAR ENDED               THROUGH                    THROUGH
                          OCTOBER 31, 1998            OCTOBER 31, 1997          OCTOBER 31, 1998
                      -------------------------   ------------------------   -----------------------
                        SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                      ----------   ------------   ----------   -----------   ----------   ----------
Shares sold.........     649,398   $ 10,523,159      633,085   $ 9,591,079        8,051   $  130,827
Reinvested
 dividends..........      16,911        262,283           --            --           --           --
Shares redeemed.....    (222,292)    (3,432,853)     (46,506)     (698,146)      (1,371)     (23,115)
                      ----------   ------------   ----------   -----------   ----------   ----------
Net increase........     444,017   $  7,352,589      586,579   $ 8,892,933        6,680   $  107,712
                      ----------   ------------   ----------   -----------   ----------   ----------
                      ----------   ------------   ----------   -----------   ----------   ----------

                                                               SMALL-CAP VALUE PORTFOLIO
                      ------------------------------------------------------------------------------------------------------------
                                             CLASS A                                                 CLASS B
                      ------------------------------------------------------   ---------------------------------------------------
                                                        FOR THE PERIOD                                         FOR THE PERIOD
                                                       OCTOBER 15, 1997+                                      OCTOBER 15, 1997+
                          FOR THE YEAR ENDED                THROUGH               FOR THE YEAR ENDED               THROUGH
                           OCTOBER 31, 1998            OCTOBER 31, 1997            OCTOBER 31, 1998           OCTOBER 31, 1997
                      --------------------------   -------------------------   -------------------------   -----------------------
                        SHARES        AMOUNT         SHARES        AMOUNT        SHARES        AMOUNT        SHARES       AMOUNT
                      ----------   -------------   ----------   ------------   ----------   ------------   ----------   ----------
Shares sold.........   1,603,110   $  20,093,169    2,177,614   $ 27,190,002    2,609,019   $ 32,523,069      256,511   $3,168,460
Reinvested
 dividends..........       1,239          15,852           --             --        1,337         17,010           --           --
Shares redeemed.....  (1,970,872)    (23,878,009)    (419,530)    (5,174,050)    (449,305)    (5,182,382)         (28)        (345)
                      ----------   -------------   ----------   ------------   ----------   ------------   ----------   ----------
Net increase
 (decrease).........    (366,523)  $  (3,768,988)   1,758,084   $ 22,015,952    2,161,051   $ 27,357,697      256,483   $3,168,115
                      ----------   -------------   ----------   ------------   ----------   ------------   ----------   ----------
                      ----------   -------------   ----------   ------------   ----------   ------------   ----------   ----------

                      ----------------------------------------------------------------------------
                                                                                   CLASS Z
                                           CLASS C                         -----------------------
                      --------------------------------------------------
                                                     FOR THE PERIOD            FOR THE PERIOD
                                                    OCTOBER 15, 1997+          APRIL 3, 1998*
                         FOR THE YEAR ENDED              THROUGH                   THROUGH
                          OCTOBER 31, 1998          OCTOBER 31, 1997          OCTOBER 31, 1998
                      ------------------------   -----------------------   -----------------------
                        SHARES       AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                      ----------   -----------   ----------   ----------   ----------   ----------
Shares sold.........     610,407   $ 7,609,109       43,289   $  536,921       13,605   $  169,205
Reinvested
 dividends..........         244         3,104           --           --           14          183
Shares redeemed.....     (98,273)   (1,113,740)          --           --         (535)      (6,219)
                      ----------   -----------   ----------   ----------   ----------   ----------
Net increase........     512,378   $ 6,498,473       43,289   $  536,921       13,084   $  163,169
                      ----------   -----------   ----------   ----------   ----------   ----------
                      ----------   -----------   ----------   ----------   ----------   ----------

+   Commencement of Operations

*   Inception of the class

                                                                              85
                                                        STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

                                                            INTERNATIONAL EQUITY PORTFOLIO
                    --------------------------------------------------------------------------------------------------------------
                                            CLASS A                                                 CLASS B
                    -------------------------------------------------------   ----------------------------------------------------
                                                       FOR THE PERIOD                                          FOR THE PERIOD
                                                     NOVEMBER 19, 1996+                                      NOVEMBER 19, 1996+
                        FOR THE YEAR ENDED                THROUGH                 FOR THE YEAR ENDED               THROUGH
                         OCTOBER 31, 1998             OCTOBER 31, 1997             OCTOBER 31, 1998           OCTOBER 31, 1997
                    --------------------------   --------------------------   --------------------------   -----------------------
                      SHARES        AMOUNT         SHARES        AMOUNT         SHARES        AMOUNT         SHARES       AMOUNT
                    ----------   -------------   ----------   -------------   ----------   -------------   ----------   ----------
Shares sold.......   3,643,759   $  46,757,853    3,085,642   $  39,324,047    1,477,710   $  19,056,486    2,566,019   $33,369,226
Shares issued in
 acquisition of
 the Global
 Balanced Fund
 (Note 2).........          --              --      495,830       6,693,711           --              --    1,063,431   14,271,238
Reinvested
 dividends........      34,215         406,818           --              --       58,619         691,698           --           --
Shares redeemed...  (3,309,178)    (42,505,076)  (1,626,511)    (21,418,365)  (1,020,515)    (12,793,168)    (183,548)  (2,395,962)
                    ----------   -------------   ----------   -------------   ----------   -------------   ----------   ----------
Net increase......     368,796   $   4,659,595    1,954,961   $  24,599,393      515,814   $   6,955,016    3,445,902   $45,244,502
                    ----------   -------------   ----------   -------------   ----------   -------------   ----------   ----------
                    ----------   -------------   ----------   -------------   ----------   -------------   ----------   ----------

                    --------------------------------------------------------------------------------------------------------------
                                                                                       CLASS Z
                                            CLASS C                           --------------------------
                    -------------------------------------------------------
                                                       FOR THE PERIOD               FOR THE PERIOD
                                                       MARCH 6, 1997*               APRIL 6, 1998*
                        FOR THE YEAR ENDED                THROUGH                      THROUGH
                         OCTOBER 31, 1998             OCTOBER 31, 1997             OCTOBER 31, 1998
                    --------------------------   --------------------------   --------------------------
                      SHARES        AMOUNT         SHARES        AMOUNT         SHARES        AMOUNT
                    ----------   -------------   ----------   -------------   ----------   -------------
Shares sold.......     446,371   $   5,752,349      404,951   $   5,319,147       11,801   $     159,226
Reinvested
 dividends........       3,864          45,601           --              --           --              --
Shares redeemed...    (148,954)     (1,852,682)     (44,682)       (586,462)          --              --
                    ----------   -------------   ----------   -------------   ----------   -------------
Net increase......     301,281   $   3,945,268      360,269   $   4,732,685       11,801   $     159,226
                    ----------   -------------   ----------   -------------   ----------   -------------
                    ----------   -------------   ----------   -------------   ----------   -------------

                                                       FOCUS PORTFOLIO
                      ----------------------------------------------------------------------------------
                               CLASS A                      CLASS B                    CLASS II
                      --------------------------   -------------------------   -------------------------
                            FOR THE PERIOD              FOR THE PERIOD              FOR THE PERIOD
                            JUNE 8, 1998+                JUNE 8, 1998+               JUNE 8, 1998+
                               THROUGH                      THROUGH                     THROUGH
                           OCTOBER 31, 1998            OCTOBER 31, 1998            OCTOBER 31, 1998
                      --------------------------   -------------------------   -------------------------
                        SHARES        AMOUNT         SHARES        AMOUNT        SHARES        AMOUNT
                      ----------   -------------   ----------   ------------   ----------   ------------
Shares sold.........   4,937,120   $  62,391,549    4,130,135   $ 52,830,672    2,883,328   $ 36,845,163
Reinvested
 dividends..........          --              --           --             --           --             --
Shares redeemed.....  (2,574,338)    (32,571,137)    (482,431)    (5,983,085)     (65,791)      (780,345)
                      ----------   -------------   ----------   ------------   ----------   ------------
Net increase........   2,362,782   $  29,820,412    3,647,704   $ 46,847,587    2,817,537   $ 36,064,818
                      ----------   -------------   ----------   ------------   ----------   ------------
                      ----------   -------------   ----------   ------------   ----------   ------------

+   Commencement of Operations

*   Inception of the class

86
STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1998 -- (CONTINUED)

NOTE 10. DIRECTORS' RETIREMENT PLAN

The Directors (and Trustees) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Directors. The Retirement Plan provides generally that if a disinterested Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SunAmerica mutual funds (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Director's account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. As of October 31, 1998, Large-Cap Growth Portfolio, Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, Large-Cap Blend Portfolio, Large-Cap Value Portfolio, Value Portfolio, Small-Cap Value Portfolio and International Equity Portfolio had accrued $807, $2,748, $3,914, $840, $798, $5,561, $801 and $5,246, respectively, for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities, and as of October 31, 1998 expensed $807, $2,105, $3,153, $840, $798, $4,882, $801 and
$2,308, respectively, for the Retirement Plan, which is included in Directors' fees and expenses on the Statement of Operations.

NOTE 11. SUBSEQUENT EVENTS

On August 19, 1998, SunAmerica Inc. entered into an agreement with American International Group, Inc. ("AIG"). Under the terms of the agreement, SunAmerica Inc. will merger with and into AIG, and consequently, SAAMCo, which acts as investment adviser of the Fund, will become a subsidiary of AIG. SAAMCo will not change its name and no organizational changes are currently planned which would affect services provided to the Fund. As a result of the merger, Fund shareholders of record as of October 30, 1998 will be asked to approve a new investment advisory and management agreement with SAAMCo, to take effect upon consummation of the merger. The new agreement will be identical to the current agreement in all respects except for its effective date and termination date and will have no effect on the fees or expenses payable by the Fund or its shareholders. The merger transaction is expected to be consummated in late 1998 or early 1999.

Effective December 1, 1998, the Portfolios will offer Class II shares in place of Class C shares, except for the Focus Portfolio which already offers Class II shares. The cost structure for Class II shares is presented in Note 1.

Effective December 1, 1998, American Century Investment Management, Inc. assumed the role as subadvisor from Strong Capital Management, Inc. for the Value Portfolio.

                                                                              87
                                                        STYLE SELECT SERIES LOGO

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF STYLE SELECT SERIES, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Large-Cap Growth Portfolio, Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, Large-Cap Blend Portfolio, Large-Cap Value Portfolio, Value Portfolio, Small-Cap Value Portfolio, International Equity Portfolio, and Focus Portfolio (constituting the nine portfolios of Style Select Series, Inc., hereafter referred to as the "Fund") at October 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York
December 15, 1998

88
STYLE SELECT SERIES LOGO

SHAREHOLDER TAX INFORMATION -- (UNAUDITED)

Certain tax information regarding the Style Select Series, Inc. is required to be provided to shareholders based upon each Portfolio's income and distributions for the taxable year ended October 31, 1998. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 1998. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you under a separate cover in January 1999.

During the year ended October 31, 1998 the Portfolio's paid the following dividends per share:

                                                                                                                 NET SHORT-
                                                                                                       NET          TERM
                                                                                        TOTAL      INVESTMENT      CAPITAL
                                                                                      DIVIDENDS      INCOME         GAINS
                                                                                     -----------  -------------  -----------
Large-Cap Growth Class A...........................................................   $     .01     $     .01     $      --
Large-Cap Growth Class B...........................................................          --            --            --
Large-Cap Growth Class C...........................................................          --            --            --
Mid-Cap Growth Class A.............................................................          --            --            --
Mid-Cap Growth Class B.............................................................          --            --            --
Mid-Cap Growth Class C.............................................................          --            --            --
Aggressive Growth Class A..........................................................         .11            --           .11
Aggressive Growth Class B..........................................................         .11            --           .11
Aggressive Growth Class C..........................................................         .11            --           .11
Aggressive Growth Class Z..........................................................          --            --            --
Large-Cap Blend Class A............................................................         .01           .01            --
Large-Cap Blend Class B............................................................         .01           .01            --
Large-Cap Blend Class C............................................................         .01           .01            --
Large-Cap Value Class A............................................................         .01           .01            --
Large-Cap Value Class B............................................................          --            --            --
Large-Cap Value Class C............................................................          --            --            --
Large-Cap Value Class Z............................................................         .01           .01            --
Value Class A......................................................................         .59            --           .59
Value Class B......................................................................         .59            --           .59
Value Class C......................................................................         .59            --           .59
Value Class Z......................................................................          --            --            --
Small-Cap Value Class A............................................................         .01           .01            --
Small-Cap Value Class B............................................................         .01           .01            --
Small-Cap Value Class C............................................................         .01           .01            --
Small-Cap Value Class Z............................................................         .02           .02            --
International Equity Class A.......................................................         .22            --           .16
International Equity Class B.......................................................         .22            --           .16
International Equity Class C.......................................................         .22            --           .16
International Equity Class Z.......................................................          --            --            --
Focus Class A......................................................................          --            --            --
Focus Class B......................................................................          --            --            --
Focus Class II.....................................................................          --            --            --

                                                                                      NET LONG-
                                                                                        TERM
                                                                                       CAPITAL
                                                                                        GAINS
                                                                                     -----------
Large-Cap Growth Class A...........................................................   $      --
Large-Cap Growth Class B...........................................................          --
Large-Cap Growth Class C...........................................................          --
Mid-Cap Growth Class A.............................................................          --
Mid-Cap Growth Class B.............................................................          --
Mid-Cap Growth Class C.............................................................          --
Aggressive Growth Class A..........................................................          --
Aggressive Growth Class B..........................................................          --
Aggressive Growth Class C..........................................................          --
Aggressive Growth Class Z..........................................................          --
Large-Cap Blend Class A............................................................          --
Large-Cap Blend Class B............................................................          --
Large-Cap Blend Class C............................................................          --
Large-Cap Value Class A............................................................          --
Large-Cap Value Class B............................................................          --
Large-Cap Value Class C............................................................          --
Large-Cap Value Class Z............................................................          --
Value Class A......................................................................          --
Value Class B......................................................................          --
Value Class C......................................................................          --
Value Class Z......................................................................          --
Small-Cap Value Class A............................................................          --
Small-Cap Value Class B............................................................          --
Small-Cap Value Class C............................................................          --
Small-Cap Value Class Z............................................................          --
International Equity Class A.......................................................         .06
International Equity Class B.......................................................         .06
International Equity Class C.......................................................         .06
International Equity Class Z.......................................................          --
Focus Class A......................................................................          --
Focus Class B......................................................................          --
Focus Class II.....................................................................          --

For the year ended October 31, 1998, 52.40%, 22.77%, 69.03%, 75.49%, 13.13%, and
14.45% of the dividends paid from ordinary income by Large-Cap Growth Portfolio, Aggressive Growth Portfolio, Large-Cap Blend Portfolio, Large-Cap Value Portfolio, Value Portfolio, and Small-Cap Value Portfolio respectively, qualified for the 70% dividends received deductions for corporations.

                                                                              89
                                                        STYLE SELECT SERIES LOGO

COMPARISONS: PORTFOLIOS VS. THE INDEXES

As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in each Style Select Series, Inc. portfolio to the growth of a similar investment in an appropriate benchmark index. Please note, the graphs represent the performance of the largest class of shares. It is important to also note that the portfolios are professionally managed mutual funds, while the indices are unmanaged and, in any case, are not available for investment. The maximum sales charge for Class A is 5.75% of the public offering price. The maximum contingent deferred sales charges ("CDSC") for Class B and Class C is 4% and 1%, respectively. Class B's CDSC is reduced to 0% after six years; Class C's CDSC is reduced to 0% after one year. All classes bear ongoing 12b-1 distribution and service fees.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                   MORNINGSTAR        LARGE-CAP
                               RUSSELL 1000         LARGE-CAP          GROWTH
                                  INDEX           GROWTH INDEX         CLASS B
DOLLARS (THOUSANDS)                $10,000.00           $10,000.00     $10,000.00
10/97                               $9,630.40            $9,628.59      $9,432.00
11/97                              $10,039.40            $9,826.68      $9,608.00
12/97                              $10,151.84            $9,921.89      $9,672.00
1/98                               $10,455.38           $10,074.87      $9,928.00
2/98                               $11,241.84           $10,877.92     $10,680.00
3/98                               $11,689.94           $11,374.18     $10,904.00
4/98                               $11,851.73           $11,556.66     $11,184.00
5/98                               $11,515.37           $11,250.13     $10,848.00
6/98                               $12,220.69           $11,945.60     $11,328.00
7/98                               $12,139.79           $11,843.79     $11,216.00
8/98                               $10,317.85            $9,897.31      $9,530.00
9/98                               $11,110.47           $10,613.86     $10,010.00
10/98                              $12,003.42           $11,308.41     $10,498.00

                                          CLASS A                   CLASS B                   CLASS C
                                                   SEC                       SEC                       SEC
                                   CUMULATIVE    AVERAGE     CUMULATIVE    AVERAGE     CUMULATIVE    AVERAGE
                                  TRADITIONAL     ANNUAL    TRADITIONAL     ANNUAL    TRADITIONAL     ANNUAL
LARGE-CAP GROWTH PORTFOLIO          RETURN+       RETURN      RETURN+       RETURN      RETURN+       RETURN
1 Year Return                          16.42%        9.73%       15.54%       11.54%       15.64%       14.64%
Since Inception*                        9.81%        3.35%        8.98%        4.77%        8.98%        8.59%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A, Class B and Class C: 10/15/97

LARGE-CAP GROWTH PORTFOLIO

The Large-Cap Growth Portfolio seeks long-term growth of capital through equity investments in large-sized companies that have an above average growth potential. The Portfolio produced double-digit returns for the fiscal year -- a fact worth noting in a highly volatile period in the equity markets. Strong stockpicking was the primary factor that contributed to this Portfolio performance. Our managers' continued to focus on companies with management teams believed capable of building their business in any market or economic cycle. Looking ahead, they will continue to try to identify those companies showing the greatest promise for above-average growth.

90
STYLE SELECT SERIES LOGO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                RUSSELL MID-CAP         MORNINGSTAR MID-CAP         MID-CAP GROWTH
                                 GROWTH INDEX              GROWTH INDEX                 CLASS B
DOLLARS (THOUSANDS)                     $10,000.00                   $10,000.00             $10,000.00
11/96                                   $10,168.00                   $10,188.00             $10,072.00
1/97                                    $10,440.05                   $10,452.18             $10,032.00
4/97                                     $9,869.51                    $9,403.56              $8,792.00
7/97                                    $12,109.34                   $11,653.32             $10,808.00
10/97                                   $11,966.27                   $11,647.61             $10,904.00
1/98                                    $12,030.16                   $11,587.62             $11,080.00
4/98                                    $13,899.18                   $13,385.65             $13,000.00
7/98                                    $13,117.44                   $12,737.43             $12,296.00
10/98                                   $12,257.29                   $11,611.66             $11,136.00

                                          CLASS A                   CLASS B                   CLASS C
                                                   SEC                       SEC                       SEC
                                   CUMULATIVE    AVERAGE     CUMULATIVE    AVERAGE     CUMULATIVE    AVERAGE
                                  TRADITIONAL     ANNUAL    TRADITIONAL     ANNUAL    TRADITIONAL     ANNUAL
MID-CAP GROWTH PORTFOLIO            RETURN+       RETURN      RETURN+       RETURN      RETURN+       RETURN
1 Year Return                           6.49%        0.37%        5.80%        1.80%        5.79%        4.79%
Since Inception*                       16.80%        5.06%       15.36%        5.68%       20.96%       12.19%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A and Class B: 11/19/96; Class C: 3/06/97

MID-CAP GROWTH PORTFOLIO

The Mid-Cap Growth Portfolio seeks long-term growth of capital by investing primarily in the equity securities of medium-sized companies with above average growth potential. The fiscal year ending October 31, 1998 will no doubt go down as a tumultuous period for U.S. equities in general and for mid-cap companies in particular. A focus on investing in high quality companies with strong, predictable earnings growth and maintaining a diversified portfolio, both by stock and sector, served our managers well. Using careful stock selection and prudent sector diversification, we intend to continue to seek strong performance in the upcoming challenging environment.

                                                                              91
                                                        STYLE SELECT SERIES LOGO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                RUSSELL 2500          MORNINGSTAR AGGRESSIVE           AGGRESSIVE GROWTH
                                GROWTH INDEX               GROWTH INDEX                     CLASS B
DOLLARS (THOUSANDS)                   $10,000.00                       $10,000.00                 $10,000.00
11/96                                 $10,183.00                       $10,165.00                 $10,104.00
1/97                                  $10,538.86                       $10,535.63                 $11,064.00
4/97                                   $9,456.54                        $9,376.15                  $9,984.00
7/97                                  $11,640.07                       $11,719.54                 $12,504.00
10/97                                 $11,969.44                       $11,722.83                 $12,640.00
1/98                                  $11,590.50                       $11,531.55                 $12,493.00
4/98                                  $13,171.37                       $13,179.34                 $14,564.00
7/98                                  $12,243.06                       $12,345.22                 $14,581.00
10/98                                 $10,985.44                       $11,040.56                 $12,730.00

                                          CLASS A                   CLASS B                   CLASS C
                                                   SEC                       SEC                       SEC
                                   CUMULATIVE    AVERAGE     CUMULATIVE    AVERAGE     CUMULATIVE    AVERAGE
                                  TRADITIONAL     ANNUAL    TRADITIONAL     ANNUAL    TRADITIONAL     ANNUAL
AGGRESSIVE GROWTH PORTFOLIO         RETURN+       RETURN      RETURN+       RETURN      RETURN+       RETURN
1 Year Return                           4.55%       -1.46%        3.87%       -0.13%        3.94%        2.94%
Since Inception*                       32.98%       12.29%       31.30%       13.19%       22.74%       13.18%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A and Class B: 11/19/96; Class C: 3/06/97

AGGRESSIVE GROWTH PORTFOLIO

The Aggressive Growth Portfolio seeks long-term growth of capital by investing generally in equity securities of small and mid capitalization growth companies, although managers can seek out growth companies of any size. The twelve months ending October 31, 1998, the Portfolio outperformed both its benchmark index and its Morningstar category average for the year and for the life of the Portfolio since inception on November 19, 1996. Allocating a portion of assets to large cap names helped relative performance as did management of risk through in-depth fundamental analysis, extensive meetings with company managements, and close monitoring of industry trends. While volatility will likely remain high in months ahead, the fundamentals of small cap companies, where the majority of the Portfolio's holdings are invested, remain strong and relative valuations attractive.

92
STYLE SELECT SERIES LOGO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                        MORNINGSTAR
                                    S&P 500              LARGE-CAP         LARGE-CAP BLEND
                                INDUSTRIAL INDEX        BLEND INDEX            CLASS B
DOLLARS (THOUSANDS)                      $10,000.00         $10,000.00             $10,000.00
10/97                                     $9,666.00          $9,656.56              $9,568.00
11/97                                    $10,113.44          $9,951.25              $9,888.00
12/97                                    $10,287.09         $10,113.25             $10,104.00
1/98                                     $10,400.86         $10,190.24             $10,104.00
2/98                                     $11,150.97         $10,895.34             $10,744.00
3/98                                     $11,722.01         $11,382.24             $11,256.00
4/98                                     $11,839.94         $11,478.43             $11,160.00
5/98                                     $11,636.41         $11,234.84             $10,936.00
6/98                                     $12,109.08         $11,598.45             $11,112.00
7/98                                     $11,980.12         $11,405.91             $10,800.00
8/98                                     $10,248.03          $9,750.84              $9,166.00
9/98                                     $10,904.52         $10,275.37              $9,566.00
10/98                                    $11,791.49         $11,011.35              $9,975.00

                                           CLASS A                    CLASS B                    CLASS C
                                                    SEC                        SEC                        SEC
                                   CUMULATIVE     AVERAGE     CUMULATIVE     AVERAGE     CUMULATIVE     AVERAGE
                                   TRADITIONAL     ANNUAL     TRADITIONAL     ANNUAL     TRADITIONAL     ANNUAL
LARGE-CAP BLEND PORTFOLIO            RETURN+       RETURN       RETURN+       RETURN       RETURN+       RETURN
1 Year Return                           8.95%         2.69%        8.43%         4.43%        8.26%         7.26%
Since Inception*                        4.42%        -1.53%        3.75%        -0.24%        3.67%         3.51%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A, Class B and Class C: 10/15/97

LARGE-CAP BLEND PORTFOLIO

The Large-Cap Blend Portfolio seeks long-term growth of capital and a reasonable level of current income through equity investments in large-sized companies. While the Portfolio provided solid returns in the first half of the fiscal year ending October 31, 1998, it underperformed its benchmark index and Morningstar category average for the twelve months. However, a relatively conservative, defensive strategy benefited performance overall, as did an emphasis on yield-oriented stocks. In coming months, we believe today's increasingly risk-averse equity investors will favor the kinds of stocks our managers' typically emphasize in this Portfolio, which may, in turn, benefit relative performance.

                                                                              93
                                                        STYLE SELECT SERIES LOGO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               RUSSELL 1000        MORNINGSTAR LARGE-CAP          LARGE-CAP VALUE
                                  INDEX                 VALUE INDEX                   CLASS B
DOLLARS (THOUSANDS)                $10,000.00                      $10,000.00             $10,000.00
10/97                               $9,720.60                       $9,634.77              $9,488.00
11/97                              $10,150.35                       $9,905.38              $9,712.00
12/97                              $10,446.64                      $10,075.73              $9,784.00
1/98                               $10,298.82                      $10,055.17              $9,696.00
2/98                               $10,992.13                      $10,725.53             $10,336.00
3/98                               $11,664.41                      $11,197.75             $10,792.00
4/98                               $11,742.45                      $11,241.24             $10,968.00
5/98                               $11,568.31                      $11,034.38             $10,584.00
6/98                               $11,716.61                      $11,111.30             $10,680.00
7/98                               $11,509.81                      $10,779.78             $10,296.00
8/98                                $9,796.92                       $9,256.24              $8,699.00
9/98                               $10,359.27                       $9,736.84              $9,203.00
10/98                              $11,161.70                      $10,480.56              $9,611.00

                                           CLASS A                    CLASS B                    CLASS C
                                                    SEC                        SEC                        SEC
                                   CUMULATIVE     AVERAGE     CUMULATIVE     AVERAGE     CUMULATIVE     AVERAGE
                                   TRADITIONAL     ANNUAL     TRADITIONAL     ANNUAL     TRADITIONAL     ANNUAL
LARGE-CAP VALUE PORTFOLIO            RETURN+       RETURN       RETURN+       RETURN       RETURN+       RETURN
1 Year Return                           6.22%         0.11%        5.52%         1.52%        5.52%         4.52%
Since Inception*                        0.78%        -4.81%        0.11%        -3.73%        0.11%         0.11%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A, Class B and Class C: 10/15/97

LARGE-CAP VALUE PORTFOLIO

The Large-Cap Value Portfolio seeks long-term growth of capital through equity investments in large-sized companies with strong growth potential, using a value style of investing. The Portfolio underperformed its benchmark index and Morningstar category average for the fiscal year, primarily because growth stocks in general outperformed value stocks. Given that prior to this extraordinary five year run favoring large cap growth, the longest period in which one style of investing remained in favor without a significant reversal was three years, a change may be near. It should also be noted that while this past fiscal year was an exception, over the last 24 years, returns from value stocks have been less volatile than those of growth stocks. Thus, our managers' strategy going forward is to stay true to their value-oriented disciplines, regardless of fluctuating market conditions.

94
STYLE SELECT SERIES LOGO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                RUSSELL MID-CAP         MORNINGSTAR MID-CAP
                                     VALUE                  VALUE INDEX            VALUE CLASS B
    DOLLARS (THOUSANDS)           $10,000.00                $10,000.00               $10,000.00
11/96                                   $10,147.00                   $10,305.00          $10,232.00
1/97                                    $10,421.66                   $10,723.62          $10,656.00
4/97                                    $10,534.56                   $10,674.08          $10,800.00
7/97                                    $12,429.64                   $12,638.77          $12,872.00
10/97                                   $12,649.24                   $12,656.12          $12,800.00
1/98                                    $12,929.86                   $12,936.89          $12,863.00
4/98                                    $14,486.24                   $14,494.12          $14,474.00
7/98                                    $13,257.23                   $13,264.44          $13,261.00
10/98                                   $12,399.33                   $12,406.07          $11,898.00

                                          CLASS A                   CLASS B                    CLASS C
                                                   SEC                       SEC
                                   CUMULATIVE    AVERAGE     CUMULATIVE    AVERAGE     CUMULATIVE   SEC AVERAGE
                                  TRADITIONAL     ANNUAL    TRADITIONAL     ANNUAL    TRADITIONAL     ANNUAL
VALUE PORTFOLIO                     RETURN+       RETURN      RETURN+       RETURN      RETURN+       RETURN
1 Year Return                          -3.32%       -8.88%       -3.92%       -7.77%       -3.92%        -4.88%
Since Inception*                       24.44%        8.53%       22.98%        9.33%       13.37%         7.88%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A and Class B: 11/19/96; Class C: 3/06/97

VALUE PORTFOLIO

The Value Portfolio seeks long-term growth of capital through equity investments in undervalued companies with strong growth potential, without regard to the size of the issuer. The market in general was led by high multiple issues this past fiscal year, and value stocks trailed their growth counterparts. Thus, the Portfolio's returns trailed those of the benchmark index and Morningstar category average for the period. Still, as you can see in the chart above, experience has shown that our managers' processes are historically successful in outperforming the benchmark over longer time horizons, and so they remain steadfast to their investment philosophies and disciplines. The financial services and technology sectors may be particularly attractive in the months ahead, benefiting from long-term demographic and business trends.

                                                                              95
                                                        STYLE SELECT SERIES LOGO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               RUSSELL 2000        MORNINGSTAR SMALL-CAP           SMALL-CAP
                               VALUE INDEX              VALUE INDEX              VALUE CLASS B
    DOLLARS (THOUSANDS)         10,000.00                10,000.00                 10,000.00
10/97                                9,728.10                        9,697.59            9,712.00
11/97                                9,834.72                        9,643.55            9,728.00
12/97                               10,168.12                        9,742.11            9,960.00
1/98                                 9,984.18                        9,588.90            9,736.00
2/98                                10,587.72                       10,236.16           10,392.00
3/98                                11,017.16                       10,700.21           10,736.00
4/98                                11,071.58                       10,810.19           10,784.00
5/98                                10,679.65                       10,359.35           10,328.00
6/98                                10,619.31                       10,203.69           10,104.00
7/98                                 9,787.50                        9,500.10            9,448.00
8/98                                 8,254.68                        7,832.41            7,781.00
9/98                                 8,720.82                        8,104.22            8,085.00
10/98                                8,979.74                        8,448.55            8,254.08

                                          CLASS A                   CLASS B                   CLASS C
                                  CUMULATIVE   SEC AVERAGE  CUMULATIVE   SEC AVERAGE  CUMULATIVE   SEC AVERAGE
                                  TRADITIONAL    ANNUAL     TRADITIONAL    ANNUAL     TRADITIONAL    ANNUAL
SMALL-CAP VALUE PORTFOLIO           RETURN+      RETURN       RETURN+      RETURN       RETURN+      RETURN
1 Year Return                         -10.79%      -15.92%      -11.40%      -14.95%      -11.47%      -12.36%
Since Inception*                      -13.36%      -17.64%      -14.02%      -17.46%      -14.02%      -13.48%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A, Class B and Class C: 10/15/97

SMALL-CAP VALUE PORTFOLIO

The Small-Cap Value Portfolio seeks long-term growth of capital through equity investments in small-sized, undervalued companies with strong growth potential. The Portfolio closely tracked its Morningstar category average for the twelve months ending October 31, 1998. This is particularly notable in what was clearly a difficult fiscal period for small cap value investors. Our managers' sector positioning and stock selection generally defended well against the summer market decline.

Record low valuations, strong relative earnings growth, falling interest rates, an easing credit crunch, and heightened insider buying and share repurchase among small cap companies all seem to bode well for a long-awaited recovery for small caps in the coming year.

96
STYLE SELECT SERIES LOGO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                            MORNINGSTAR FOREIGN
                                MSCI EAFE USD INDEX             STOCK INDEX                INTERNATIONAL EQUITY CLASS B
    DOLLARS (THOUSANDS)             $10,000.00                   $10,000.00                         $10,000.00
11/96                                       $10,160.00                    $10,205.00                              $10,056.00
1/97                                         $9,682.87                    $10,244.82                               $9,968.00
4/97                                         $9,936.35                    $10,417.28                               $9,952.00
7/97                                        $11,354.83                    $11,824.83                              $11,200.00
10/97                                       $10,249.27                    $10,784.52                               $9,904.00
1/98                                        $10,708.65                    $10,967.09                               $9,911.00
4/98                                        $11,847.52                    $12,521.96                              $11,150.00
7/98                                        $12,007.65                    $12,552.30                              $11,183.00
10/98                                       $11,269.17                    $11,113.17                               $9,838.00

                                          CLASS A                   CLASS B                   CLASS C
                                                   SEC                       SEC                       SEC
                                   CUMULATIVE    AVERAGE     CUMULATIVE    AVERAGE     CUMULATIVE    AVERAGE
                                  TRADITIONAL     ANNUAL    TRADITIONAL     ANNUAL    TRADITIONAL     ANNUAL
INTERNATIONAL EQUITY PORTFOLIO      RETURN+       RETURN      RETURN+       RETURN      RETURN+       RETURN
1 Year Return                          -0.09%       -5.84%       -0.67%       -4.64%       -0.67%       -1.66%
Since Inception*                       -0.41%       -3.20%       -1.62%       -5.55%       -2.40%       -1.46%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A and Class B: 11/19/96; Class C: 3/06/97

INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio seeks long-term growth of capital by investing in equity securities of issuers in countries other than the United States. The Portfolio's returns trailed those of the MSCI EAFE Index and the Morningstar category average for the twelve months ending October 31, 1998. Most developed equity markets had enjoyed a record-setting pace through mid-July, but then emerging market uncertainties spoiled it, as several events led to a massive correction during the remainder of the summer. Still, the Portfolio remained overweighted in the European markets, which gained for the year, and was underweighted in the dismally-performing Asia-Pacific region and other emerging markets. Given our current outlook, our managers intend to maintain this overall allocation strategy in the near term.